Filed pursuant to Rule 497
Registration Statement No. 333-182785

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 6, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT

(To Prospectus dated August 30, 2012)

             Shares

Common Stock

Fidus Investment Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We are offering              shares of our common stock to fund investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On September 5, 2012, the last reported sale price of our common stock on the Nasdaq Global Select Market was $16.54 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. As of June 30, 2012, our net asset value per share was $15.02.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

We generally invest in securities that would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 11 of the accompanying prospectus.

Please read this prospectus supplement and the accompanying prospectus before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us collect at (847) 859-3940. Information contained on our website is not incorporated by reference into, and you should not consider that information to be part of, this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this preliminary prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discount (4.00%)	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	We estimate that we will incur approximately $300,000 in offering expenses in connection with this offering.

The underwriters have the option to purchase up to an additional              shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this preliminary prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $            , the total underwriting discount (4.00%) will be $            , and the total proceeds to us, before deducting estimated expenses payable by us of $300,000, will be $            .

The underwriters expect to deliver the shares on or about September     , 2012.

Joint Bookrunning Managers

RAYMOND JAMES	BAIRD

Co-Lead Managers

BB&T Capital Markets	Oppenheimer & Co.

The date of this prospectus supplement is September     , 2012

(i)

(ii)

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of the common stock we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the securities which we may offer from time to time, some of which may not apply to the common stock offered by this preliminary prospectus supplement. For information about our common stock, see “Description of Our Capital Stock” in the accompanying prospectus.

If information varies between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITER HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THEIR RESPECTIVE DATES, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

(iii)

SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. Together, these documents describe the specific terms of the shares we are offering. You should read the entire prospectus supplement and accompanying prospectus carefully, including “Risk Factors,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in the accompanying prospectus. Except as otherwise noted, all information in the prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

Fidus Investment Corporation is a Maryland corporation, formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P., or the Fund, and its general partner, Fidus Mezzanine Capital GP, LLC, raising capital in its initial public offering, or IPO, which was completed in June 2011, and thereafter, operating as an externally managed business development company, or BDC, under the 1940 Act. The Fund is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in the Fund and its former general partner as described in the accompanying prospectus under “Formation Transactions,” whereby the Fund became our wholly owned subsidiary. Unless otherwise noted in this prospectus supplement or the accompanying prospectus, the terms “we,” “us,” “our,” the “Company” and “Fidus” refer to the Fund prior to the IPO and to Fidus Investment Corporation and its subsidiaries, including the Fund, for the periods after the IPO.

As used in this prospectus supplement and the accompanying prospectus, the term “our investment advisor” refers to Fidus Capital, LLC prior to the Formation Transactions and Fidus Investment Advisors, LLC after the Formation Transactions. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We were formed to continue and to expand the business of the Fund, which was formed in February 2007 and is licensed by the SBA as a SBIC. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $15.0 million per portfolio company.

As of June 30, 2012, we had debt and equity investments in 27 portfolio companies with an aggregate fair value of $234.1 million. The weighted average yield on all of our debt investments as of June 30, 2012 was 15.5%. Yields are computed using the effective interest rates as of June 30, 2012, including accretion of original issue discount, divided by the weighted average cost of debt investments. There can be no assurance that the weighted average yield will remain at its current level.

MARKET OPPORTUNITY

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. As a result of the difficulties in the credit markets and fewer sources of capital for lower middle-market companies, we see opportunities for improved risk-adjusted returns. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments. See “The Company” in the accompanying prospectus for more information.

BUSINESS STRATEGY

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

•	leveraging the experience of our investment advisor;

•	capitalizing on our strong transaction sourcing network;

•	serving as a value-added partner with customized financing solutions;

•	employing rigorous due diligence and underwriting processes focused on capital preservation;

•	actively managing our portfolio;

•	maintaining portfolio diversification; and

•	benefiting from lower cost of capital through our SBIC subsidiary.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation/Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the company resulting in repayment of all outstanding debt and equity; (b) the recapitalization of the company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the company. In some investments, there may be scheduled amortization of some portion of our debt investment which would result in a partial exit of our investment prior to the maturity of the debt investment.

ABOUT OUR ADVISOR

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with the Company, see “Certain Relationships and Related Transactions—Investment Advisory Agreement” in the accompanying prospectus.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains and unrealized capital appreciation, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements—Investment Advisory Agreement” and “Certain Relationships and Related Transactions —Conflicts of Interest” in the accompanying prospectus.

Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether the fees and expenses (including those related to leverage) that we pay to our investment advisor remain appropriate.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Recent Developments

Since June 30, 2012, we have issued an additional $20.3 million in SBA debentures.

On July 10, 2012, we invested $7.5 million of subordinated notes and warrants in S.B. Restaurant Co., doing business as Elephant Bar Restaurants, a California-based owner and operator of full service, casual dining restaurants.

On July 24, 2012, we sold a portion of our senior secured loan and warrants of United Biologics, LLC for $3.3 million at amortized cost.

On July 30, 2012, we received a “Green Light” letter from the SBA inviting us to proceed with an application for a second SBIC license. If approved, the additional SBIC license is expected to provide us with an incremental source of long-term debt capital. We have received no assurances from the SBA that our application for a second license will be approved, or of the timeframe in which we would receive a license in the event that our application is approved by the SBA. If we are approved by the SBA for a second SBIC license, the maximum amount of SBA debentures that we may have outstanding under both of our SBIC licenses cannot exceed $225.0 million.

On July 31, 2012, the Board declared a quarterly dividend of $0.38 per share payable on September 25, 2012 to stockholders of record as of September 11, 2012.

On August 10, 2012, we invested $9.0 million of senior secured notes and $0.5 million of common equity in National Truck Protection Co., Inc., a leading independent provider of warranties and service contracts to the North American trucking industry.

On August 17, 2012, we invested $6.2 million of subordinated notes and warrants and $1.2 million of common equity in Apex Microtechnology, Inc., a leading provider of precision high-power analog amplifier products.

On August 31, 2012, we exited our portfolio investment in Restoration Holdco, LLC in connection with a recapitalization transaction. We received total proceeds of approximately $7.0 million, including repayment of our senior secured loan, a prepayment premium and a realized gain of approximately $1.9 million on the sale of our warrants. Restoration Holdco, LLC is a provider of restoration and mitigation services to single and multi-family residential, commercial and institutional customers.

The Offering

Common stock offered by us	shares

Common stock outstanding prior to this offering	9,427,021 shares

Common stock to be outstanding after this offering(1)	shares

Over-allotment option	shares

Use of proceeds	The net proceeds from this offering (without exercise of the underwriters’ over-allotment option and before deducting estimated expenses payable by us of approximately $300,000) will be $ .

We intend to use the net proceeds from this offering to make investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.

Dividends and distributions	Our dividends and other distributions, if any, are determined and declared by our Board of Directors from time to time. On July 31, 2012, our Board of Directors declared a quarterly dividend of $0.38 per share for the third quarter of 2012. Our dividend will be payable on September 25, 2012 to stockholders of record as of September 11, 2012. If the offering to which this prospectus supplement relates closes on or before September 11, 2012 (i.e., the record date), purchasers of shares of our common stock in this offering will be entitled to receive the dividend that is payable on September 25, 2012. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), our ability to maintain our qualification as a our regulated investment company, or RIC, compliance with applicable BDC regulations, our compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We typically pay quarterly dividends and may pay other distributions to our stockholders out of assets legally available for distribution.

Taxation

We have elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended, or the Code, beginning with our taxable year ended December 31, 2011. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC we must satisfy certain requirements, including the requirement that we distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.

Risk Factors	See “Risk Factors” beginning on page 11 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.

The Nasdaq Global Select Market Symbol	FDUS

(1)	The number of shares of common stock to be outstanding after this offering is based on 9,427,021 shares outstanding as of September 5, 2012 and, unless we indicate otherwise, excludes shares of common stock that the underwriters have an option to purchase pursuant to their over-allotment option.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	4.0	%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)		%

Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base management fee	2.8	%(5)
Incentive fees payable under Investment Advisory Agreement	2.5	%(6)
Interest payments on borrowed funds	4.9	%(7)
Other expenses	1.9	%(8)

Total annual expenses	12.2	%(9)

(1)	The underwriting discount with respect to our shares of commons stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	The offering expenses of this offering borne by us are estimated to be approximately $300,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be %.
(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.
(4)	“Annual expenses” is calculated as a percentage of net assets attributable to common stock because such expenses are ultimately paid by our common stockholders. Offering expenses, if any, will be borne directly or indirectly by our common stockholders. Net assets attributable to common stock equals average net assets for the six months ended June 30, 2012.
(5)	Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) and are estimated by assuming the base management fee remains consistent with the fees incurred for the six months ended June 30, 2012. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 2.8% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements—Investment Advisory Agreement.”
(6)	This item represents our investment advisor’s incentive fees based on annualizing actual amounts earned on our pre-incentive fee net investment income for the six months ended June 30, 2012 and assumes that the capital gains incentive fees payable at the end of the 2012 calendar year will be based on the actual cumulative realized capital gains net of cumulative realized losses and unrealized capital depreciation as of June 30, 2012.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. We accrue, but do not pay, a capital gains incentive fee in connection with any net unrealized capital appreciation, as appropriate. “Incentive fees payable under Investment Advisory Agreement” does not include an accrual for a capital gains incentive fee of $149,284 for the six months ended June 30, 2012 because no capital gains incentive fee was earned and payable under the Investment Advisory Agreement.

See “Management and Other Agreements—Investment Advisory Agreement.”

(7)	Interest payments on borrowed funds represent our annualized interest payments on SBA debentures as of June 30, 2012, adjusted for projected increases in outstanding SBA debentures. As of June 30, 2012, we had outstanding SBA debentures of $121.3 million, with capacity to borrow up to an aggregate of $150.0 million. This item is based on the sum of (i) actual interest expense for the six months ended June 30, 2012 and annualized for a full year, plus (ii) an increase in outstanding SBA debentures of $28.8 million at a fixed rate of 3.5%. If, in the future, we enter into a credit facility or issue any debt securities, interest payments on borrowed funds will include estimated annual interest payments for any amounts outstanding under such credit facility or any debt securities we may issue. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
(8)	Other expenses represent our estimated annual operating expenses, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management and Other Agreements—Administration Agreement.” Other expenses exclude interest payments on borrowed funds, and if we issue debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. We currently do not have any class of securities outstanding other than common stock. “Other expenses” are based on actual other expenses for the six months ended June 30, 2012 and annualized for a full year.
(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets for the six months ended June 30, 2012, our “total annual expenses” would be 6.6% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.00% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$165	$388	$578	$943

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This prospectus supplement and accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our inexperience operating a BDC;

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	the availability of additional capital on attractive terms or at all;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interest with our investment advisor;

•	potential divergent interests of our investment advisor and our stockholders arising from our management and incentive fee structure;

•	constraint on investment due to access to material nonpublic information;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiary;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	possible resignation of our investment advisor or administrator;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria;

•	our ability to invest in qualifying assets; and

•	our ability to identify and timely close on investment opportunities.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in the accompanying prospectus. You should not place undue reliance on these forward-looking statements as a prediction of actual results, which apply only as of the date of this prospectus supplement and accompanying prospectus. We expressly disclaim any responsibilities to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements and projections contained in this prospectus supplement and accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

The net proceeds from this offering are estimated to be approximately $             (or approximately $             if the underwriters exercise their over-allotment option in full), and after deducting underwriting discounts of $             (or $             if the underwriters exercise their over-allotment option in full) and estimated offering expenses of approximately $300,000 payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds of this offering to invest in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our BDC election and our qualification as a RIC for U.S. federal income tax purposes. See “Regulation — Temporary Investments” in the accompanying prospectus.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of June 30, 2012; and

•

on an as-adjusted basis giving effect to the sale of            shares of our common stock in this offering at the public offering price of $            per share, less estimated underwriting discounts and offering expenses payable by us.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of June 30, 2012
	Actual	As-adjusted for this Offering (1)
	(Unaudited)
Cash and cash equivalents	$27,630,427	$
Borrowings (SBA debentures)	121,250,000		121,250,000
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 9,427,021 shares issued and outstanding, actual; shares outstanding, as adjusted	9,427
Additional paid-in capital (2)	138,648,226
Undistributed net investment income	794,702		794,702
Accumulated net realized loss on investments	(481,937)		(481,937)
Accumulated net unrealized appreciation on investments	2,630,800		2,630,800

Total stockholders’ equity	141,601,218

Total capitalization	262,851,218	$

(1)	Excludes up to shares of our common stock issuable up exercise of the underwriters’ over-allotment option.
(2)	Pro forma additional paid-in capital has been reduced by the estimated costs of the offering payable by us and the underwriting discounts.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on The Nasdaq Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock is included in the Nasdaq Global Select Market. Prior to June 21, 2011, there was no established public trading market for our common stock. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV, since shares of our common stock began being regularly quoted on the Nasdaq Global Select Market.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV (2)	Premium/ Discount of Low Sales Price to NAV (2)	Cash Distributions Per Share (3)
Period	NAV (1)	High	Low
Year ended December 31, 2011
Second Quarter (4)	$14.82	$15.00	$14.81	101.2%	99.9%	$—
Third Quarter	14.77	15.00	11.33	101.6	76.7	0.32
Fourth Quarter	14.90	13.52	11.73	90.7	78.7	0.32

Year ended December 31, 2012
First Quarter	$14.94	$14.38	$12.85	96.3%	86.0%	$0.34
Second Quarter	15.02	15.17	13.22	101.0	88.0	0.36
Third Quarter (to September 5, 2012)	*	16.54	14.89	*	*	0.38	(5)

(1)	Net asset value per share is determined as of the last day in the applicable quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of the each period.
(2)	Calculated as of the respective high or low closing sales price divided by net asset value as of the last day in the applicable quarter.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Reflects the period from June 21, 2011 (commencement of trading) to June 30, 2011.
(5)	On July 31, 2012, our Board of Directors declared a quarterly dividend of $0.38 per share for the third quarter of 2012, which is payable on September 25, 2012 to stockholders of record as of September 11, 2012.
*	Not determinable at the time of filing.

Shares of BDCs may trade at a market price that is less than the value of the net assets (i.e., the net asset value) attributable to those shares. Since the Company’s initial public offering in June of 2011, the Company’s shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of September 5, 2012, the Company’s shares of common stock traded at a premium of approximately 110% of the net asset value attributable to those shares as of June 30, 2012. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock that will be sold in the offering will trade at, above, or below net asset value.

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors from time to time. We have elected to be taxed as a RIC under Subchapter M of the Code beginning with our taxable year ended December 31, 2011. As long as we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain our qualification as a RIC, we must, among other things, distribute at least 90.0% of our net ordinary income and our net short-term capital gain in excess of our net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for the preceding calendar year that were not distributed during such year and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus for further information regarding the consequences of our retention of net capital gain. In the future, we may make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

We may make distributions that are payable in cash or shares of our stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends to the extent of the distributing corporation’s current and accumulated earnings and profits. The Internal Revenue Service has issued private letter rulings indicating that such treatment will apply under circumstances in which the total amount of cash distributed is limited to as little as 20.0% of the total distribution. If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

We will report certain U.S. federal income tax information with respect to our distributions to our stockholders on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

UNDERWRITING

The Company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Raymond James & Associates, Inc. is the representative of the underwriters.

Underwriter	Number of Shares
Raymond James & Associates, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Oppenheimer & Co. Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of              additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 90 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Underwriting Discounts

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $             per share below the public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to             additional shares from us.

	Per Share	Total without Exercise of Over- allotment	Total with Full Exercise of Over- allotment
Underwriting discount payable by us on shares sold to the public	$	$	$

We estimate that the total expenses of the offering payable by us, excluding the underwriting discount, will be approximately $300,000.

A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

In connection with the offering, the underwriters may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during the period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bids at a price not in excess of the highest independent bid of the security. However, if all independent bids are lowered below the passive market maker’s bid that bid must be lowered when specified purchase limits are exceeded.

Conflicts of Interest

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

The addresses of the underwriters are: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716 and Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; BB&T Capital Markets, 901 East Byrd Street, Suite 410, Richmond, Virginia 23219; Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and the legality of the securities offered by us and certain matters with respect to Maryland law will be passed upon by Venable LLP, Baltimore, Maryland. Bass, Berry & Sims PLC also represents our investment advisor. Certain legal matters in connection with this offering will be passed upon for the underwriters by Sutherland Asbill  & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP (formerly McGladrey & Pullen, LLP) is the independent public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, for Fidus Investment Corporation.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, as amended, with respect to the shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, as amended. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement or the accompanying prospectus. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PROSPECTUS

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, shares of our preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, which we refer to collectively as the “securities.” We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 6, 2012, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 11 and “Sales of Common Stock Below Net Asset Value” on page 98 of this prospectus for more information.

Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to such sale. In addition, as approved by our stockholders, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

We provide customized debt and equity financing solutions to lower middle-market companies located throughout the United States. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

We generally invest in securities that would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On August 17, 2012, the last reported sale price of our common stock on the Nasdaq Global Select Market was $16.10 per share and our net asset value on June 30, 2012 was $15.02 per share.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 11.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us collect at (847) 859-3940. Information contained on our website is not incorporated by reference into, and you should not consider that information to be part of, this prospectus or any prospectus supplement. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 30, 2012

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering

i

pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

ii

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Fidus Investment Corporation is a Maryland corporation, formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P., or the Fund, and its general partner, Fidus Mezzanine Capital GP, LLC, raising capital in its initial public offering, or IPO, which was completed in June 2011, and thereafter, operating as an externally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. The Fund is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in the Fund and its former general partner as described elsewhere in this prospectus under “Formation Transactions,” whereby the Fund became our wholly owned subsidiary. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our,” the “Company” and “Fidus” refer to the Fund prior to the IPO and to Fidus Investment Corporation and its subsidiaries, including the Fund, for the periods after the IPO.

As used in this prospectus the term “our investment advisor” refers to Fidus Capital, LLC prior to the Formation Transactions and Fidus Investment Advisors, LLC after the Formation Transactions. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We were formed to continue and to expand the business of the Fund, which was formed in February 2007 and is licensed by the SBA as a SBIC. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $15.0 million per portfolio company.

As of June 30, 2012, we had debt and equity investments in 27 portfolio companies with an aggregate fair value of $234.1 million. The weighted average yield on all of our debt investments as of June 30, 2012 was 15.5%. Yields are computed using the effective interest rates as of June 30, 2012, including accretion of original issue discount, divided by the weighted average cost of debt investments. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. As a result of the difficulties in the credit markets and fewer sources of capital for lower middle-market companies, we see opportunities for improved risk-adjusted returns. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments. See “The Company” for more information.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

•	Leveraging the experience of our investment advisor;

•	Capitalizing on our strong transaction sourcing network;

•	Serving as a value-added partner with customized financing solutions;

•	Employing rigorous due diligence and underwriting processes focused on capital preservation;

•	Actively managing our portfolio;

•	Maintaining portfolio diversification; and

•	Benefiting from lower cost of capital through our SBIC subsidiary.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the company resulting in repayment of all outstanding debt and equity; (b) the recapitalization of the company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the company. In some investments, there may be scheduled amortization of some portion of our debt investment which would result in a partial exit of our investment prior to the maturity of the debt investment.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with the Company, see “Certain Relationships and Related Transactions—Investment Advisory Agreement.”

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains and unrealized capital appreciation, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements—Investment Advisory Agreement” and “Certain Relationships and Related Transactions —Conflicts of Interest.”

Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether the fees and expenses (including those related to leverage) that we pay to our investment advisor remain appropriate.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Operating and Regulatory Structure

Our investment activities are managed by our investment advisor under the direction of our board of directors, a majority of whom are independent of us.

As a BDC, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise additional capital which may have a negative effect on our growth” and “Risk Factors—Risks Relating to Our Business and Structure—Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. In order to maintain our status as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our securities involves other risks, including the following:

•	our inexperience operating a BDC;

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	potential divergent interests of our investment advisor and our stockholders arising from our management and incentive fee structure;

•	actual and potential conflicts of interest with our investment advisor;

•	constraint on investment due to access to material nonpublic information;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiary;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to maintain our status as a RIC and as a BDC;

•	risks associated with the timing, form and amount of any distributions to our stockholders;

•	changes in laws or regulations applicable to us;

•	dilutions risks related to issuing shares below our current net asset value;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	our ability to invest in qualifying assets; and

•	our ability to identify and timely close on investment opportunities.

See “Risk Factors” beginning on page 11 and the other information included in this prospectus, and any prospectus supplement, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Corporate Information

Our principal executive offices are located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, and our telephone number is (847) 859-3940. Our corporate website is located at http://www.fdus.com. Information on our website is not incorporated into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus.

The Offering

We may offer, from time to time, up to $300,000,000 worth of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

The Nasdaq Global Select Market Symbol	FDUS

Use of proceeds	We intend to use the net proceeds from selling our securities to make investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds.”

Dividends and distributions	We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes. In the future, our distributions may include a return of capital.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our common stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”

Taxation	We have elected to be treated as a RIC under the Code, effective with our taxable year ended December 31, 2011. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain RIC tax treatment, we must distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Sales of common stock below net asset value	Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the SEC may permit. On June 6, 2012, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or our 2013 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Available information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We intend to provide much of the same information on our website at www.fdus.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—	(4)

Annual expenses (as a percentage of net assets attributable to common stock)(5):
Base management fee	2.8	%(6)
Incentive fees payable under Investment Advisory Agreement	2.5	%(7)
Interest payments on borrowed funds	4.9	%(8)
Other expenses	1.9	%(9)

Total annual expenses	12.2	%(10)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.
(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.
(4)	Total stockholder transaction expenses may include a sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Annual expenses” is calculated as a percentage of net assets attributable to common stock because such expenses are ultimately paid by our common stockholders. Offering expenses, if any, will be borne directly or indirectly by our common stockholders. Net assets attributable to common stock equals average net assets for the six months ended June 30, 2012.
(6)	Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) and are estimated by assuming the base management fee remains consistent with the fees incurred for the six months ended June 30, 2012. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 2.8% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements—Investment Advisory Agreement.”
(7)	This item represents our investment advisor’s incentive fees based on annualizing actual amounts earned on our pre-incentive fee net investment income for the six months ended June 30, 2012 and assumes that the capital gains incentive fees payable at the end of the 2012 calendar year will be based on the actual cumulative realized capital gains net of cumulative realized losses and unrealized capital depreciation as of June 30, 2012.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. We accrue, but do not pay, a capital gains incentive fee in connection with any net unrealized capital appreciation, as appropriate. “Incentive fees payable under Investment Advisory Agreement” does not include an accrual for a capital gains incentive fee of $149,284 for the six months ended June 30, 2012 because no capital gains incentive fee was earned and payable under the Investment Advisory Agreement.

See “Management and Other Agreements—Investment Advisory Agreement.”

(8)	Interest payments on borrowed funds represent our annualized interest payments on SBA debentures as of June 30, 2012, adjusted for projected increases in outstanding SBA debentures. As of June 30, 2012, we had outstanding SBA debentures of $121.3 million, with capacity to borrow up to an aggregate of $150.0 million. This item is based on the sum of (i) actual interest expense for the six months ended June 30, 2012 and annualized for a full year, plus (ii) an increase in outstanding SBA debentures of $28.8 million at a fixed rate of 3.5%. If, in the future, we enter into a credit facility or issue any debt securities, interest payments on borrowed funds will include estimated annual interest payments for any amounts outstanding under such credit facility or any debt securities we may issue. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
(9)	Other expenses represent our estimated annual operating expenses, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management and Other Agreements—Administration Agreement.” Other expenses exclude interest payments on borrowed funds, and if we issue debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. We currently do not have any class of securities outstanding other than common stock. “Other expenses” are based on actual other expenses for the six months ended June 30, 2012 and annualized for a full year.
(10)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets for the six months ended June 30, 2012, our “total annual expenses” would be 6.6% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$125	$348	$538	$903

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our securities involves a number of significant risks. You should carefully consider these risk factors, together with all of the other information included in this prospectus, or any prospectus supplement. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC and our investment advisor has limited experience managing a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

The Fund commenced operations and obtained a license to operate as an SBIC in 2007. Prior to the completion of the Formation Transactions and our IPO in June 2011, we did not operate as a BDC and had not qualified to be treated as a RIC, and our investment advisor had never managed any BDC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective, or that we will not maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. BDCs are required, for example, to invest at least 70.0% of their total assets in qualifying assets, which generally include securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Both we and our investment advisor have limited experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the managing members of our investment advisor, who evaluate, negotiate, structure, execute and monitor our investments. Our future success will depend to a significant extent on the continued service and coordination of the investment professionals of our investment advisor and executive officers, particularly Edward H. Ross, John J. Ross, II, B. Bragg Comer, III, Thomas C. Lauer, W. Andrew Worth and Cary L. Schaefer. Although Messrs. E. Ross, Comer, Lauer and Worth and Ms. Schaefer intend to devote all of their business time to our operations, they may have other demands on their time in the future. Mr. J. Ross will not devote all of his business time to our operations and will have other demands on his time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of our investment advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the investment professionals of our investment advisor to maintain their relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the investment professionals of our investment advisor fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of our investment advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depends on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business and deploy our capital effectively. This depends, in turn, on our investment advisor’s ability to identify, evaluate and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon our investment advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our investment advisor will have substantial responsibilities under the Investment Advisory Agreement. In addition, our investment advisor’s investment professionals may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of being a publicly-traded company, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to distributions to our stockholders and could cause you to lose all or part of your investment.

We may suffer credit losses and our investments could be rated below investment grade.

Private debt in the form of mezzanine, senior secured or unitranche loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

In addition, investments in our portfolio are typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments.

Because we borrow money and may in the future issue additional senior securities, including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. The Fund borrows from and issues debt securities to the SBA, and we may borrow from banks and other lenders in the future. The SBA has fixed dollar claims on the Fund’s assets that are superior to the claims of our stockholders. We may also borrow from banks and other lenders or issue additional senior securities including preferred stock and debt securities in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not used leverage. Conversely, if the value of the our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by borrowing from the SBA, banks or other lenders, and there can be no assurance that such additional leverage can in fact be achieved.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0%. If this ratio declines below 200.0%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio

(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding return to common stockholder (1)	(23.0)%	(13.6)%	(4.1)%	5.3%	14.8%

(1)	Assumes $267.5 million in total assets, $121.3 million in outstanding SBA debentures and $141.6 million in net assets as of June 30, 2012 and an average cost of funds of 4.8%.

Funding a portion of our investments with preferred stock magnifies the potential for gain or loss and the risks of investing in us in the same way as our other borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions with respect to any preferred stock must be cumulative. Payment of such distributions and repayment of the liquidation preference of such preferred stock must take preference over any distributions or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors, and, as a result, there is uncertainty as to the value of our portfolio investments.

Many of our portfolio investments take the form of debt and equity securities that are not publicly-traded. The debt and equity securities in which we invest for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly-traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value from the prior period are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Declines in prices and liquidity in the corporate debt markets may also result in significant net unrealized depreciation in our debt portfolio. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience a decrease in net investment income or an increase in risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

Our management and incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to our investment advisor. These fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts), our investment advisor benefits when we incur debt or use leverage. This fee structure may encourage our investment advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment advisor may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to our investment advisor that relates to our net investment income is computed and paid on income that includes interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for our investment advisor to the extent that it may encourage our investment advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because our investment advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from our investment advisor prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. E. Ross and Lauer, have a pecuniary interest in our investment advisor. The participation of our investment advisor’s investment professionals in our valuation process, and the pecuniary interest in our investment advisor by certain members of our board of directors, would result in a conflict of interest as the management fee that we will pay our investment advisor is based on our gross assets less cash.

Our incentive fee may induce our investment advisor to make speculative investments.

Our investment advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our investment advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. Further, if we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

We may have potential conflicts of interest related to obligations that our investment advisor may have to other clients.

Although currently we and the Fund are the only investment vehicles managed by our investment advisor, we may in the future have conflicts of interest with our investment advisor or its respective other clients that elect to invest in similar types of securities as we will invest. Our investment advisor’s investment committee serves or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by our investment advisor. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Our investment advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with an allocation policy approved by our board of directors.

Our investment advisor or its investment committee may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of our investment advisor may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

We may have conflicts related to other arrangements with our investment advisor.

We entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC granted us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Some of the members of our investment advisor’s investment committee and the senior origination professionals of our investment advisor are professionals of Fidus Partners, LLC. See “Management and Other Agreements — License Agreement.” In addition, we rent office space from our investment advisor and pay to our investment advisor our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer. This creates conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement and the Administration Agreement with our investment advisor were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment advisor and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment advisor and our administrator.

The Fund is licensed by the SBA, and therefore, subject to SBA regulations.

The Fund is licensed to operate as an SBIC and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause the Fund to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause the Fund to make investments it otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. A key regulatory metric for SBA is the extent of “Capital Impairment,” which is the extent of realized (and, in certain circumstances, net unrealized) losses compared with the SBIC’s private capital commitments. Interest payments, management fees, organization and other expenses are included in determining “realized losses.” SBA regulations preclude the full amount of “unrealized appreciation” from portfolio companies from being considered when calculating Capital Impairment in certain circumstances. Remedies for regulatory violations are graduated in severity depending on the seriousness of Capital Impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount that may be borrowed from the SBA by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $225.0 million. As of June 30, 2012, the Fund had $121.3 million of SBA debentures. With $75.0 million of regulatory capital as of June 30, 2012, the Fund has the current capacity to issue up to a total of $150.0 million of SBA debentures. If the Fund borrows the maximum amount from the SBA and thereafter requires additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the Fund’s current status as an SBIC does not automatically assure that it will continue to receive SBA debenture funding. Receipt of SBA debenture funding is dependent upon the Fund continuing to be in compliance with SBA regulations and policies and there being funding available. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by the Fund.

The debentures issued by the Fund to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. The Fund will need to generate sufficient cash flow to make required debt payments to the SBA. If the Fund is unable to generate such cash flow, the SBA, as a debt holder, will have a superior claim to our assets over our stockholders in the event it liquidates or the SBA exercises its remedies under such debentures as the result of a default by the Fund.

The Fund, as an SBIC, is limited in its ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our status as a RIC.

In order to maintain our status as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income will include the income of the Fund (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). The Fund’s ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to maintain our status as a RIC, we may be required to make distributions attributable to the Fund’s income without receiving any corresponding cash distributions from it with respect to such income. We can make no assurances that the Fund will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our status as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “— We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.”

Changes in interest rates will affect our cost of capital and net investment income.

Most of our debt investments bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, to the extent that we borrow additional funds to make investments, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay the debt investments, resulting in the need to redeploy capital at potentially lower rates.

You should also be aware that a rise in market interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to our investment advisor.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, it is essential for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

From time to time, we may borrow from financial institutions in order to obtain additional capital. Unfavorable economic conditions result in a decision by lenders not to extend credit to us. Our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage under the 1940 Act must equal at least 200.0% of total indebtedness immediately after each time we incur indebtedness exclusive of the SBA debentures pursuant to our SEC exemptive relief. Additionally, shrinking portfolio values will negatively impact our ability to borrow additional funds because our net asset value is reduced for purposes of the 200.0% asset leverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.

We will access the capital markets periodically to issue debt or equity securities. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, we are required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders in order to maintain our status as a RIC. As a result, earnings that we distribute to our stockholders will not be available to fund new investments. An inability to access the capital markets could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain qualification as a RIC under Subchapter M of the Code.

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2011; however, no assurance can be given that we will be able to maintain our RIC status. To maintain our status as a RIC under the Code and to avoid the imposition of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and annual distribution requirements. The source-of-income requirement will be satisfied if we derive at least 90.0% of our gross income for each year from dividends, interest, gains from sale of securities or similar sources. To maintain our status as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our losing our RIC status or our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. The annual distribution requirement applicable to RICs will be satisfied if we distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4.0% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making annual distributions necessary to maintain our status as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to U.S. federal corporate income tax on our entire taxable income without regard to any distributions made by us. If we fail to maintain our status as a RIC for any reason and become subject to U.S. corporate income tax, the resulting tax liability could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may not be able to pay you distributions, our distributions may not grow over time, a portion of distributions paid to you may be a return of capital, and investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could, in the future, limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, SBA regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

If we issue debt securities in the future, the above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of any such debt securities, which may cause a default under the terms of our then-existing debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our then-existing debt agreements.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current and accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we are required to include in our income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or in other circumstances, and contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in our income before we receive any corresponding cash payments. We also may be required to include in our income certain other amounts that we will not receive in cash.

Since in certain cases we may be required to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute on an annual basis at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our status as a RIC. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the annual distribution requirements. In such circumstances, if we are unable to obtain such cash from other sources, we may fail to maintain our status as a RIC and thus be subject to corporate-level U.S. federal income tax. See “ Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment advisor will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities.

You may have a current tax liability on distributions you elect to reinvest in our common stock but would not receive cash to pay such tax liability.

If you participate in our dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received as a result of the distribution.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth, and such capital may not be available on favorable terms or at all.

We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2011. If we continue to meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will continue to qualify to be taxed as a RIC and therefore will not have to pay U.S. federal corporate income tax on income that we timely distribute to our stockholders, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on June 6, 2012, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

		Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we, or the Fund, decide to withdraw our election, or if we otherwise fail to maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or the value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we, or the Fund, fail to maintain our status as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. Currently we, through our SBIC subsidiary, issue debt securities guaranteed by the SBA. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous. Further, we may not be permitted to declare or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•

It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•

Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. Under the provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on June 6, 2012, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain low-cost leverage and, therefore, our competitive advantage over other funds.

Additionally, any changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to meet our investment objectives. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment advisor to other types of investments in which our investment advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Reform Act became effective on July 21, 2010; however, many provisions of the Dodd-Frank Reform Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Reform Act. Nevertheless, the Dodd-Frank Reform Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Reform Act or its implementing regulations will have on our business, results of operations or financial condition.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our investment advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, investment activities are likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment advisor can resign from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right to resign under the Administration Agreement, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, administrative activities are likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our investment advisor. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with its fiscal year ending December 31, 2012, our management will be required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will then be required to review on an annual basis its internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that our quarterly reviews will not identify material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results or operations may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our investment advisor. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of portfolio companies that we may have obtained in connection with our investment;

•

may have shorter operating histories, narrower product lines and smaller market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, than larger businesses;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the elections to be regulated as a BDC and as a RIC, we may have to dispose of investments if they do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor have material nonpublic information regarding such portfolio company.

We may not have the funds to make additional investments in our portfolio companies which could impair the value of our portfolio.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our investment advisor’s allocation policy.

Portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in mezzanine debt as well as equity issued by lower middle-market companies. The portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such senior debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the mezzanine debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans we make to portfolio companies are and will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of senior debt. Under an intercreditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We do not expect to control many of our portfolio companies.

We do not expect to control many of our portfolio companies, even though we may have board representation or board observation rights, and the debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies in the lower middle-market, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are a non-diversified investment company within the meaning of the 1940 Act; therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being repaid, and we could experience significant delays in reinvesting these amounts. In addition, any future investment of such amounts in a new portfolio company may also be at lower yields than the investment that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity or equity-related securities. In addition, we may from time to time make non-control, equity co-investments in companies. Our goal is to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in our desired manner or deemed to be in violation of the 1940 Act.

In order to maintain our status as a BDC, we will need to not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities and we expect that a significant portion of our investments will continue to involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to it.

Our investment advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment advisor against certain liabilities, which may lead our investment advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not be responsible for any action of our board of directors in following or declining to follow our investment advisor’s advice or recommendations. Our investment advisor maintains a contractual relationship, as opposed to a fiduciary relationship except to the extent specified in section 36(b) of the Investment Advisory Act concerning loss from a breach of fiduciary duty with respect to the receipt of compensation for services, with us. Under the terms of the Investment Advisory Agreement, our investment advisor and its officers, directors, members, managers, partners, stockholders and employees are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment advisor and its officers, directors, members, managers, partners, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds of certain securities, such as debt securities during this interval. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

In addition, the SBA limits the Fund to investing idle funds in the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

•

repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of, or guaranteed by, the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. On June 6, 2012 our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. Selling or otherwise issuing shares of the Company’s common stock below its then current net asset value per share would result in a dilution of the Company’s existing common stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Recent market conditions may increase the risks associated with our business and an investment in us.

Beginning in the third quarter of 2007, the U.S. economy and financial markets began experiencing a high level of volatility, disruption and stress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy entered a recession, which was severe and prolonged. Similar conditions occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions raised the level of many of the risks described herein and, if repeated or continued, could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks has led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our customers can block payments by our customers in respect of our loans to such customers. In turn, these could have adverse effects on our business, financial condition, results of operations, distributions to our stockholders, access to capital, valuation of our assets and our stock price. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future.

If, in the future, we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

On June 6, 2012, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share, as long as the cumulative number of shares sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. If we sell or otherwise issue shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such issuances or sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.

Our board of directors determines the fair value of our portfolio investments on a quarterly basis based on input from our investment advisor, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the board of directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2011. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2012 is less than the fair value at the time of an offering during 2012, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2012 is greater than the fair value at the time of an offering during 2012, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2012, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	loss of RIC or BDC status;

•	loss of status as an SBIC for the Fund, or any other SBIC subsidiary we may form;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment advisor’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative; therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

As of August 17, 2012, we had 9,427,021 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our charter and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are generally prohibited from engaging in mergers and other business combinations with stockholders that beneficially own 10.0% or more of the voting power of our outstanding voting stock, or with their affiliates, for five years after the most recent date on which such stockholders became the beneficial owners of 10.0% or more of the voting power of our outstanding voting stock and thereafter unless our directors and stockholders approve the business combination in the prescribed manner. See “Description of Our Capital Stock - Business Combinations.” Maryland law may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock, including preferred stock. In addition, we have adopted a classified board of directors. A classified board may render a change in control of us or removal of our incumbent management more difficult. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails, i.e., if more shares of auction rate preferred stock are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred stock only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than any market rate of those securities. Finally, the distribution period of these securities may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred stock, which could also affect the liquidity of your investment.

If you try to sell your auction rate preferred stock between auctions, you may not receive full value on your investment.

If you try to sell your auction rate preferred stock between auctions, you may not be able to sell your shares for their liquidation preference per share or such amount per share plus accumulated distributions. If we have designated a special distribution period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred stock are not required to maintain this market, and we will not be required to redeem auction rate preferred stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred stock will likely not be registered on a stock exchange. If you sell your auction rate preferred stock to a broker-dealer between auctions, you may receive less than the price you paid for your shares, especially when market interest rates have risen since the last auction or during a special distribution period. Due to recent market disruption most auction-rate preferred stock have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

Terrorist attacks, acts of war or national disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our inexperience operating a BDC;

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interest with our investment advisor;

•	potential divergent interests of our investment advisor and our stockholders arising from our management and incentive fee structure;

•	constraint on investment due to access to material nonpublic information;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiary;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	possible resignation of our investment advisor or administrator;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria;

•	our ability to invest in qualifying assets; and

•	our ability to identify and timely close on investment opportunities.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities to invest in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We will also pay operating expenses, including management, incentive and administrative fees, and may pay other expenses, from the net proceeds of any offering. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

FORMATION TRANSACTIONS

Fidus Investment Corporation was formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in the Fund and Fidus Mezzanine Capital GP, LLC, the former general partner of the Fund, raising capital in its IPO, which was completed in June 2011 and thereafter operating as an externally managed BDC under the 1940 Act.

On June 20, 2011, prior to the pricing of the IPO, we consummated the following formation transactions (“Formation Transactions”):

•

We acquired 100.0% of the limited partnership interests in the Fund through a merger of our wholly-owned subsidiary with and into the Fund, in which the limited partnership interests were exchanged for 3,702,778 shares of our common stock. The Fund became our wholly-owned subsidiary, retained its license by the SBA to operate as an SBIC, continued to hold its existing investments and made new investments with a portion of the net proceeds from the IPO.

•

We acquired 100.0% of the equity interests in Fidus Mezzanine Capital GP, LLC, the former general partner of the Fund, through the merger of Fidus Mezzanine Capital GP, LLC with and into Fidus Investment GP, LLC, our wholly-owned subsidiary, in exchange for 353,743 shares of our common stock.

As a result of the IPO and the Formation Transactions described above, we and the Fund are externally managed, closed-end, non-diversified investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2011.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on The Nasdaq Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock is included in the Nasdaq Global Select Market. Prior to June 21, 2011, there was no established public trading market for our common stock. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV, since shares of our common stock began being regularly quoted on Nasdaq.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV (2)	Premium/ Discount of Low Sales Price to NAV (2)	Cash Distributions Per Share (3)
Period	NAV (1)	High	Low
Year ended December 31, 2011
Second Quarter (4)	$14.82	$15.00	$14.81	101.2%	99.9%	$—
Third Quarter	14.77	15.00	11.33	101.6	76.7	0.32
Fourth Quarter	14.90	13.52	11.73	90.7	78.7	0.32

Year ended December 31, 2012
First Quarter	14.94	14.38	12.85	96.3	86.0	0.34
Second Quarter	15.02	15.17	13.22	101.0	88.0	0.36
Third Quarter (to August 17, 2012)	*	16.10	14.89	*	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of the each period.
(2)	Calculated as of the respective high or low closing sales price divided by net asset value.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”
(4)	From June 21, 2011 (commencement of trading) to June 30, 2011.
*	Not determinable at the time of filing.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any common stock that may be offered pursuant to any prospectus supplement will trade at, above, or below net asset value.

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain our RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for the preceding calendar year that were not distributed during such year and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We may make distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends to the extent of our current and accumulated earnings and profits. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of such distributions (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distributions are properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED FINANCIAL DATA

The selected consolidated financial data below reflects the consolidated operations of Fidus Investment Corporation and its subsidiaries, including the Fund. The selected financial information as of December 31, 2009, 2010 and 2011 and for the years ended December 31, 2008, 2009, 2010 and 2011, is derived from the consolidated financial statements that have been audited by McGladrey LLP, independent auditors. Financial information prior to our IPO in June 2011 is that of the Fund. The selected financial data for the period from May 1, 2007 (inception) through December 31, 2007, statement of assets and liabilities data as of December 31, 2008, and the six months ended June 30, 2012 is unaudited. However, in our opinion, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Period from May 1 (inception) through December 31, 2007	Year Ended December 31,				Six Months Ended June 30,
		2008	2009	2010	2011	2011	2012
	(unaudited)					(unaudited)
	(dollars in thousands)
Statement of operations data:
Total investment income	$1,312	$7,504	$14,184	$17,985	$23,387	$10,113	$15,225
Interest expense	272	1,994	3,688	4,962	5,488	2,719	3,012
Management fees, net	1,787	3,087	2,969	3,436	3,182	1,605	1,945
Incentive fees	—	—	—	—	1,609	—	1,923
All other expenses	496	179	431	627	1,551	299	1,368

Net investment income (loss) before income taxes	(1,243)	2,244	7,096	8,960	11,557	5,490	6,977
Income tax expense	—	—	—	—	24	—	5

Net investment income (loss)	(1,243)	2,244	7,096	8,960	11,533	5,490	6,972
Net realized (loss) on investments	—	—	(5,551)	(3,858)	(12,318)	(7,935)	—
Net unrealized (depreciation) on investments	—	(750)	(3,137)	(78)	16,170	10,385	746
Net increase (decrease) in net assets resulting from operations	(1,243)	1,494	(1,592)	5,024	15,385	7,940	7,718
Per Share Data(1):
Net asset value (at end of period)	n/a	n/a	n/a	n/a	$14.90	$14.75	$15.02
Net investment income	n/a	n/a	n/a	n/a	1.22	0.58	0.74
Net gain (loss) on investments	n/a	n/a	n/a	n/a	0.40	0.26	0.08
Net increase (decrease) in net assets resulting from operations	n/a	n/a	n/a	n/a	1.63	0.84	0.82
Dividends (post IPO)	n/a	n/a	n/a	n/a	0.64	—	0.70
Other data:
Weighted average annual yield on debt investments(2)	15.7%	15.0%	15.6%	15.0%	15.3%	15.1%	15.5%
Number of portfolio companies at period end	4	9	15	17	23	19	27
Expense ratios (as percentage of average net assets) (1):
Operating expenses	23.7%	12.4%	7.5%	8.6%	4.7%	1.4%	3.7%
Interest expense	2.8%	7.6%	8.0%	10.5%	4.0%	2.0%	2.1%

(1)	Per share data and average net assets are presented as if the Formation Transaction and IPO had occurred on January 1, 2011.

(2)	Yields are computed using the effective interest rates, including accretion of original issue discount, divided by the weighted average cost of debt investments, but excluding any debt investments on non-accrual status.

	As of December 31,					As of June 30, 2012
	2007	2008	2009	2010	2011
	(unaudited)					(unaudited)
	(dollars in thousands)
Statement of assets and liabilities data:
Total investments at fair value	$33,151	$75,849	$122,900	$141,341	$204,745	$234,055
Total assets	34,905	79,786	129,650	147,377	248,643	267,505
Borrowings	15,250	46,450	79,450	93,500	104,000	121,250
Total net assets	19,591	32,573	48,481	52,005	140,482	141,601

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the ten quarters ending with the quarter ended June 30, 2012. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
	(dollars in thousands)
Total investment income	$4,222	$4,616	$4,332	$4,815
Net investment income	2,325	1,970	2,020	2,644
Net increase in net assets from operations	(3,421)	(1,739)	3,671	6,513
Net investment income per share	n/a	n/a	n/a	n/a
Net increase in net assets from operations per share	n/a	n/a	n/a	n/a
Net asset value per share at end of period	n/a	n/a	n/a	n/a

	Quarter Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
	(dollars in thousands)
Total investment income	$4,794	$5,319	$5,950	$7,323	$7,596	$7,629
Net investment income	2,330	3,160	2,655	3,388	3,621	3,351
Net increase in net assets from operations	3,343	4,597	3,146	4,300	3,519	4,199
Net investment income per share (1)	0.25	0.33	0.28	0.36	0.38	0.36
Net increase in net assets from operations per share (1)	0.35	0.49	0.33	0.46	0.37	0.45
Net asset value per share at end of period (1)	14.42	14.75	14.77	14.90	14.94	15.02

(1)	Per share amounts are presented as if the Formation Transactions and IPO had occurred on January 1, 2011.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data,” Fidus Investment Corporation’s consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

Fidus Investment Corporation was formed as a Maryland corporation on February 14, 2011. On June 20, 2011, Fidus Investment Corporation acquired all of the limited partnership interests of Fidus Mezzanine Capital, L.P., or the Fund, and membership interests of Fidus Mezzanine Capital GP, LLC, its general partner, through the Formation Transactions (as defined in Note 1 to the consolidated financial statements), resulting in the Fund becoming our wholly-owned SBIC subsidiary. Immediately following the Formation Transactions, we and the Fund elected to be treated as business development companies, or BDCs, under the 1940 Act and our investment activities have been managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are independent of us.

In June 2011, we closed our initial public offering, or IPO, issuing a total of 5,370,500 shares of common stock at a price of $15.00 per share resulting in net proceeds of $73.6 million, after deducting underwriting fees totaling $5.3 million and transaction costs associated with the offering totaling $1.7 million. Our shares are listed on The Nasdaq Global Select Market under the symbol “FDUS.”

The Fund is licensed by the United States Small Business Administration, or the SBA, as a Small Business Investment Company, or SBIC, and we plan to continue to operate the Fund as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of SBA debentures to enhance returns to our stockholders. We have also made, and continue to make, investments directly through Fidus Investment Corporation. We believe that utilizing both entities as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that the majority of our investments will continue to be made through the Fund. As of June 30, 2012, we had investments in 27 portfolio companies with an aggregate fair value of $234.1 million and cost of $221.1 million.

Critical Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

We conduct the valuation of our investments, pursuant to which our net asset value is determined, at all times consistent with generally accepted accounting principles in the United States, or GAAP, and the 1940 Act.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our Board using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of our investment advisor;

•

our board of directors also engages one or more independent valuation firms to provide an independent appraisal for each of our investments at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•

the audit committee of our Board reviews the preliminary valuations of our investment advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security, which includes the amortized original issue discount and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

We perform detailed valuations of our debt and equity investments, using both the market and income approaches as appropriate. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

We evaluate investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For our debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. We prepare a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. We may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties; estimated remaining life; the nature and realizable value of any collateral; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

For our equity investments, including equity and warrants, we generally use a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, we consider our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. We typically prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. We consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the financial statements.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments from the prior period, as determined by our Board through the application of our valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statement of operations.

Interest and dividend income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. Dividend income is recorded as dividends when declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

Payment-in-kind interest. We have investments in our portfolio that contain a payment-in-kind income provision, which represents contractual interest or dividends that are added to the principal balance and are recorded as income. We stop accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. In addition, to maintain RIC tax treatment, substantially all of this income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

Warrants. In connection with our debt investments, we will sometimes receive warrants or other equity-related securities, or Warrants. We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants are treated as original issue discount, or OID, and accreted into interest income based on the effective interest method over the life of the debt security.

Fee income. All transaction fees received in connection with our investments are recognized as income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, we historically recorded transaction fees provided in connection with our investments as a direct offset to management fee expense.

We also typically receive upfront origination or closing fees in connection with investments. Such upfront origination and closing fees are capitalized as unearned income offset against investments on our statement of assets and liabilities and amortized as additional income over the life of the investment.

Non-accrual. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Portfolio Composition, Investment Activity and Yield

During the six months ended June 30, 2012, we invested $33.4 million in four new and five existing portfolio companies. The additional investments consisted primarily of subordinated notes ($13.0 million, or 39.0%), senior secured loans ($17.1 million, or 51.2%), warrants ($1.4 million, or 4.1%) and equity securities ($1.9 million, or 5.7%). During the six months ended June 30, 2012 we received proceeds from repayments of principal of $7.4 million. During the year ended December 31, 2011, we invested $78.0 million in nine new and five existing portfolio companies. The new investments consisted primarily of subordinated notes ($64.2 million, or 82.4%), senior secured loans ($4.8 million, or 6.2%), warrants ($2.4 million, or 3.0%) and equity securities ($6.6 million, or 8.4%). During the year ended December 31, 2011 we received proceeds from repayments of principal of $23.3 million. During the year ended December 31, 2010, we invested $31.7 million in three new and five existing portfolio companies. The new investments consisted primarily of subordinated notes ($25.4 million, or 80.4%), senior secured loans ($4.0 million, or 12.5%), warrants ($0.8 million, or 2.4%) and equity securities ($1.5 million, or 4.7%). Additionally, we received proceeds from repayments of principal of $14.3 million during the year ended December 31, 2010.

As of June 30, 2012, our investment portfolio totaled $234.1 million and consisted of 27 portfolio companies. As of June 30, 2012, our debt portfolio was comprised entirely of fixed rate investments. Overall, the portfolio had a net unrealized appreciation of $12.9 million as of June 30, 2012. Our average portfolio company investment at amortized cost was $8.2 million as of June 30, 2012.

As of December 31, 2011, our investment portfolio totaled $204.7 million and consisted of 23 portfolio companies. As of December 31, 2011, our debt portfolio was comprised entirely of fixed rate investments. Overall, the portfolio had a net unrealized appreciation of $12.2 million as of December 31, 2011. Our average portfolio company investment at amortized cost was $8.4 million as of December 31, 2011.

As of December 31, 2010, our investment portfolio totaled $141.3 million and consisted of 17 portfolio companies. As of December 31, 2010, our debt portfolio was comprised entirely of fixed rate investments. Overall, the portfolio had a net unrealized depreciation of $4.0 million as of December 31, 2010. Our average portfolio company investment at amortized cost was $8.5 million as of December 31, 2010.

The weighted average yield on debt investments at their cost basis at June 30, 2012, December 31, 2011 and December 31, 2010 was 15.5%, 15.3% and 15.0%, respectively. Yields are computed using interest rates as of the balance sheet date and include amortization of original issue discount. Yields do not include debt investments that were on non-accrual status as of the balance sheet date.

The following table shows the portfolio composition by investment type at cost and fair value as a percentage of total investments:

	As of June 30, 2012	As of December 31,
		2011	2010
Cost
Senior secured loans	14.2%	7.7%	13.4%
Subordinated notes	74.0	80.6	72.2
Equity	9.1	9.3	12.0
Warrants	2.7	2.4	2.4

Total	100.0%	100.0%	100.0%

Fair Value
Senior secured loans	13.5%	7.3%	11.6%
Subordinated notes	70.4	76.7	75.2
Equity	8.6	9.3	9.6
Warrants	7.5	6.7	3.6

Total	100.0%	100.0%	100.0%

The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	As of June 30, 2012	As of December 31,
		2011	2010
Cost
Midwest	30.2%	34.5%	28.1%
Southwest	20.0	16.8	20.8
Northeast	10.7	14.8	20.3
Southeast	21.7	18.8	18.2
West	17.4	15.1	12.6

Total	100.0%	100.0%	100.0%

Fair value
Midwest	28.8%	33.4%	30.7%
Southwest	23.0	20.3	24.7
Northeast	9.6	13.6	15.4
Southeast	20.6	17.7	19.0
West	18.0	15.0	10.2

Total	100.0%	100.0%	100.0%

The following tables show the detailed industry composition of our portfolio at cost and fair value as a percentage of total investments:

	As of June 30, 2012	As of December 31,
		2011	2010
Cost
Transportation services	9.2%	10.3%	12.4%
Aerospace & defense manufacturing	12.8	10.4	3.4
Healthcare services	13.6	9.7	7.6
Movie theaters	5.8	6.6	8.7
Industrial cleaning & coatings	6.0	6.8	5.5
Utility equipment manufacturing	4.4	5.0	—
Specialty distribution	4.3	4.9	6.2
Printing services	4.0	4.5	5.6
Electronic components supplier	4.5	5.0	6.3
Retail cleaning	3.6	4.0	5.1
Commercial cleaning	3.8	4.2	5.6
Furniture rental	3.5	4.0	—
Specialty cracker manufacturer	3.8	4.3	5.4
Restaurants	3.4	3.8	—
Healthcare products	2.9	3.3	—
Apparel distribution	2.6	3.0	—
Information technology services	3.7	3.0	3.8
Laundry services	1.4	2.4	6.3
Oil & gas services	2.2	2.5	3.2
Restoration & mitigation services	2.1	2.3	—
Debt collection services	2.5	—	—
Industrial products	—	—	6.3
Niche manufacturing	—	—	3.1
Environmental services	—	—	5.5

Total	100.0%	100.0%	100.0%

	As of June 30, 2012	As of December 31,
		2011	2010
Fair Value
Transportation services	12.8%	14.0%	14.5%
Aerospace & defense manufacturing	12.8	10.2	3.0
Healthcare services	13.8	10.1	8.1
Movie theaters	6.3	7.1	10.3
Industrial cleaning & coatings	5.6	6.4	5.8
Utility equipment manufacturing	4.3	4.8	—
Specialty distribution	4.3	4.6	6.4
Printing services	3.9	4.4	6.0
Electronic components supplier	3.1	4.1	6.5
Retail cleaning	3.0	3.9	7.0
Commercial cleaning	3.4	3.8	5.7
Furniture rental	3.5	3.7	—
Specialty cracker manufacturer	3.1	3.6	5.5
Restaurants	3.2	3.6	—
Healthcare products	2.7	3.1	—
Apparel distribution	2.5	2.8	—
Information technology services	3.4	2.7	3.9
Laundry services	1.5	2.5	6.8
Oil & gas services	2.5	2.5	3.2
Restoration & mitigation services	2.0	2.1	—
Debt collection services	2.3	—	—
Industrial products	—	—	6.5
Niche manufacturing	—	—	0.8
Environmental services	—	—	—

Total	100.0%	100.0%	100.0%

Portfolio Asset Quality

We utilize an internally developed investment rating system for our portfolio of investments. Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio and the portfolio company is performing above expectations. Investment Rating 2 is used for investments that are performing substantially within our expectations and the portfolio company’s risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2. Investment Rating 3 is used for investments performing below expectations and requires closer monitoring, but with respect to which we expect a full return of original capital invested and collection of all interest. Investment Rating 4 is used for investments performing materially below expectations, and have the potential for some loss of investment return. Investment Rating 5 is used for investments performing substantially below our expectations and where we expect a loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2012, December 31, 2011 and December 31, 2010:

	June 30, 2012		December 31, 2011		December 31, 2010
	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
Investment Rating	(Dollars in thousands)
1	$9,513	4.1%	$8,715	4.3%	$27,330	19.3%
2	215,311	92.0	180,751	88.2	97,739	69.2
3	9,231	3.9	15,279	7.5	15,108	10.7
4	—	—	—	—	—	—
5	—	—	—	—	1,164	0.8

Totals	$234,055	100.0%	$204,745	100.0%	$141,341	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of June 30, 2012, December 31, 2011 and December 31, 2010 was 2.0, 2.0 and 1.9, respectively. As of June 30, 2012 and December 31, 2011, we had no investments on non-accrual status. As of December 31, 2010, the fair value of our non-accrual investments comprised 0.0% of the total fair value of our portfolio, and the cost of our non-accrual investments comprised 5.5% of the total cost of our portfolio.

Discussion and Analysis of Results of Operations

Comparison of three months ended June 30, 2012 and 2011

Investment Income

For the three months ended June 30, 2012, total investment income was $7.6 million, an increase of $2.3 million, or 43.4%, over the $5.3 million of total investment income for the three months ended June 30, 2011. The increase was primarily attributable to a $2.2 million increase in interest and fee income from investments. The increase in interest and fee income is primarily due to higher average levels of outstanding debt investments in the three months ended June 30, 2012 compared to the prior year period.

Expenses

For the three months ended June 30, 2012, total expenses were $4.3 million, an increase of $2.1 million or 98.5%, over the $2.2 million of total expenses for the three months ended June 30, 2011. The increase in total expenses was attributable to an increase in all expense categories. The base management fee increased $0.4 million, the incentive fee increased $1.0 million and administrative service expenses increased $0.2 million due to the new Investment Advisory and Administration Agreements. The Investment Advisor voluntarily waived the incentive fee of $0.1 million for the period June 21, 2011 through June 30, 2011. Interest expense increased $0.2 million as a result of higher average balances of SBA debentures outstanding during the three months ended June 30, 2012 than the comparable period in 2011. Professional fees increased $0.1 million primarily due to increased legal and accounting costs associated with being a publicly-traded company. Other general and administrative expenses increased $0.2 million primarily due to increased director fees, insurance costs and other corporate expenses related to being a publicly-traded company.

Net Investment Income

As a result of the $2.3 million increase in total investment income as compared to the $2.1 million increase in total expenses, net investment income increased $0.2 million, or 6.0% for the three months ended June 30, 2012 to $3.4 million compared to net investment income of $3.2 million during the three months ended June 30, 2011.

Net Increase in Net Assets Resulting From Operations

For the three months ended June 30, 2012 and 2011, the total realized loss on investments was zero.

During the three months ended June 30, 2012, we recorded net unrealized appreciation of $0.8 million comprised of $1.4 million of net unrealized appreciation on equity investments, partially offset by $0.6 million of net unrealized depreciation on debt investments. During the three months ended June 30, 2011, we recorded net unrealized appreciation of $1.4 million. This consisted of $2.1 million of net unrealized appreciation on equity investments, partially offset by $0.6 million of net unrealized depreciation on debt investments.

As a result of these events, our net increase in net assets resulting from operations during the three months ended June 30, 2012, was $4.2 million, or a decrease of $0.4 million compared to a net increase in net assets resulting from operations of $4.6 million during the three months ended June 30, 2011.

Comparison of six months ended June 30, 2012 and 2011

Investment Income

For the six months ended June 30, 2012, total investment income was $15.2 million, an increase of $5.1 million, or 50.5%, over the $10.1 million of total investment income for the six months ended June 30, 2011. The increase was primarily attributable to a $5.0 million increase in interest and fee income from investments. The increase in interest and fee income is primarily due to higher average levels of outstanding debt investments and higher fee income of $0.5 million in the six months ended June 30, 2012 compared to the prior year period.

Expenses

For the six months ended June 30, 2012, total expenses were $8.2 million, an increase of $3.6 million or 78.4%, over the $4.6 million of total expenses for the six months ended June 30, 2011. The increase in total expenses was attributable to an increase in all expense categories. The base management fee increased $0.3 million, the incentive fees increased $1.9 million and administrative service expenses increased $0.4 million due to the new Investment Advisory and Administration Agreements. The Investment Advisor voluntarily waived the incentive fee of $0.1 million for the period June 21, 2011 through June 30, 2011. Interest expense increased $0.3 million as a result of higher average balances of SBA debentures outstanding during the six months ended June 30, 2012 than the comparable period in 2011. Professional fees increased $0.2 million primarily due to increased legal and accounting costs associated with being a publicly-traded company. Other general and administrative expenses increased $0.4 million primarily due to increased director fees, insurance costs and other corporate expenses related to being a publicly-traded company.

Net Investment Income

As a result of the $5.1 million increase in total investment income as compared to the $3.6 million increase in total expenses, net investment income increased $1.5 million, or 27.0% for the six months ended June 30, 2012 to $7.0 million compared to net investment income of $5.5 million during the six months ended June 30, 2011.

Net Increase in Net Assets Resulting From Operations

For the six months ended June 30, 2012, the total realized loss on investments was zero. For the six months ended June 30, 2011, the total realized loss on investments was $7.9 million, resulting from one non-control/non-affiliate investment.

During the six months ended June 30, 2012, we recorded net unrealized appreciation of $0.7 million comprised of $1.5 million of net unrealized depreciation on debt investments, partially offset by $0.7 million of net unrealized appreciation on equity investments. During the six months ended June 30, 2011, we recorded net unrealized appreciation of $10.4 million. This consisted of $3.5 million of net unrealized appreciation on equity investments and $7.9 million of reclassifications to realized loss on investments (resulting in unrealized appreciation), partially offset by $1.0 million of net unrealized depreciation on debt investments.

As a result of these events, our net increase in net assets resulting from operations during the six months ended June 30, 2012, was $7.7 million, or a decrease of $0.2 million compared to a net increase in net assets resulting from operations of $7.9 million during the six months ended June 30, 2011.

Comparison of fiscal years ended December 31, 2011 and December 31, 2010

Investment Income

For the year ended December 31, 2011, total investment income was $23.4 million, an increase of $5.4 million, or 30.0%, over the $18.0 million of total investment income for the year ended December 31, 2010. The increase was primarily attributable to a $5.6 million increase in interest and fee income from investments, partially offset by a $0.3 million decrease in dividend income. The increase in interest and fee income is primarily due to higher average levels of outstanding debt investments and higher fee income of $1.3 million in the year ended December 31, 2011 compared to the prior year period. The decrease in dividend income is primarily attributable to lower levels of dividend producing investments in 2011 compared to 2010.

Expenses

For the year ended December 31, 2011, total expenses were $11.8 million, an increase of $2.8 million or 31.1%, over the $9.0 million of total expenses for the year ended December 31, 2010. The increase in total expenses was primarily attributable to an increase in incentive and administrative service fees as well as higher interest expense and professional fees partially offset by a decrease in the base management fee after offset (transaction fees received in connection with the Fund’s investments prior to the Formation Transactions). Incentive fees increased $1.6 million and administrative fees increased $0.4 million due to the new Investment Advisory and Administration Agreements. Interest expense increased $0.5 million as a result of higher average balances of SBA debentures outstanding during the year ended December 31, 2011 than the comparable period in 2010. Professional fees increased $0.4 million primarily due to increased legal and accounting costs associated with being a publicly-traded company. The base management fee after offset decreased $0.3 million primarily due to lower management fees in the year ended December 31, 2011 as a result of the new Investment Advisory Agreement compared with the prior year period.

Net Investment Income

As a result of the $5.4 million increase in total investment income as compared to the $2.8 million increase in total expenses, net investment income for the year ended December 31, 2011 was $11.5 million, which was an increase of $2.6 million, or 28.7%, compared to net investment income of $9.0 million during the year ended December 31, 2010.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2011, the total realized loss on investments was $12.3 million, which consisted of realized losses on two non-control/non-affiliate investments. For the year ended December 31, 2010, the total realized loss on investments was $3.9 million, all of such realized loss was on non-control/non-affiliate investments, which was primarily the result of the restructuring of one debt investment.

During the year ended December 31, 2011, we recorded net unrealized appreciation on investments of $16.2 million comprised of net unrealized appreciation on investments in five portfolio companies totaling $10.2 million and net unrealized depreciation on investments in ten portfolio companies totaling $5.3 million. In addition, we recorded net unrealized depreciation reclassification adjustments of $11.3 million related to realized losses on the two non-control/non-affiliate investment noted above. For the year ended December 31, 2010, we recorded $0.1 million in net unrealized depreciation.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2011, was $15.4 million, or an increase of $10.4 million compared to a net increase in net assets resulting from operations of $5.0 million during the year ended December 31, 2010.

Comparison of fiscal years ended December 31, 2010 and December 31, 2009

Investment Income

For the year ended December 31, 2010, total investment income was $18.0 million, an increase of $3.8 million, or 26.8%, over the $14.2 million of total investment income for the year ended December 31, 2009. The increase was attributable to a $4.6 million increase in interest and fee income from investments, partially offset by a $0.8 million decrease in dividend income. The increase in interest and fee income is primarily attributable to higher average levels of outstanding debt investments, which was principally due to the closing of seven new debt investments totaling $29.4 million during 2010, partially offset by the repayment of $14.3 million of debt securities. The decrease in dividend income is primarily attributable to one equity investment in a portfolio company that was placed on non-accrual status during 2010.

Expenses

For the year ended December 31, 2010, total expenses were $9.0 million, an increase of $1.9 million, or 27.3%, over the $7.1 million of total expenses for the year ended December 31, 2009. The increase in total expenses was primarily attributable to a $1.3 million increase in interest expense as a result of higher average balances of SBA debentures outstanding during the year ended December 31, 2010 than the comparable period in 2009. The management fees paid to Fidus Capital, LLC, our investment advisor’s predecessor, after management fee offset increased $0.5 million, or 15.7%, primarily attributable to a decrease in management fee offset due to lower new investment activity during the year ended December 31, 2010 than the comparable period in 2009. Other expenses increased $0.3 million, or 179.9%, primarily attributable to a loss on dividend receivable of $0.3 million related to one portfolio investment that was placed on non-accrual status during 2010.

Net Investment Income

As a result of the $3.8 million increase in total investment income as compared to the $1.9 million increase in total expenses, net investment income for the year ended December 31, 2010, was $9.0 million, or a 26.3% increase, compared to net investment income of $7.1 million during the year ended December 31, 2009.

Net Increase in Net Assets Resulting from Operations

For the year ended December 31, 2010, the total realized loss on investments was $3.9 million, all of such realized loss was on non-control/non-affiliate investments, which was primarily the result of the restructuring of one debt investment. For the year ended December 31, 2009, total realized losses on investments totaled $5.6 million. Realized losses on control investments for 2009 was $3.8 million, which primarily consisted of realized losses on two investments. Realized losses on affiliate investments for 2009 was $1.8 million, which primarily consisted of realized losses on two investments.

During the year ended December 31, 2010, we recorded net unrealized depreciation on investments in the amount of $0.1 million, comprised primarily of unrealized depreciation on 11 investments totaling $10.2 million and unrealized appreciation on 13 other investments totaling $6.3 million. In addition, we recorded net unrealized depreciation reclassification adjustments of $3.9 million related to a realized loss on the non-control/non-affiliate investment noted above.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2010, was $5.0 million, or an increase of $6.6 million compared to a net decrease in net assets resulting from operations of $1.6 million during the year ended December 31, 2009.

Liquidity and Capital Resources

As of June 30, 2012, we had $27.6 million in cash and cash equivalents, and our net assets totaled $141.6 million. We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next 12 months. We intend to generate additional cash primarily from future offerings of securities, future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders.

Cash Flows

For the six months ended June 30, 2012, we experienced a net decrease in cash and cash equivalents in the amount of $11.4 million. During that period, we used $21.5 million in cash in operating activities, primarily for the funding of $33.4 million of investments, partially offset by $7.4 million of principal repayments received and $7.0 million of net investment income. During the same period, we generated $10.0 million from financing activities, consisting primarily of proceeds from SBA debentures of $17.3 million. These increases were partially offset by cash dividends paid to stockholders in the amount of $6.6 million and payment of deferred financing fees totaling $0.6 million.

For the six months ended June 30, 2011, we experienced a net increase in cash and cash equivalents in the amount of $60.5 million. During that period, we used $12.1 million in cash in operating activities, primarily due to new investments in portfolio companies of $19.6 million, partially offset by $5.0 million in portfolio company investment repayments. During the same period, we generated $72.6 million from financing activities, consisting primarily of proceeds from the IPO of $63.9 million, net of expenses, net borrowings under our credit facility totaling $3.3 million and capital contributions from the Fund’s partners prior to the Formation Transactions of $7.0 million, partially offset by capital distributions to the Fund’s partners prior to the Formation Transactions of $1.5 million.

For the year ended December 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $37.3 million. During that period, we used $46.0 million in cash in operating activities, primarily for the funding of $78.0 million of investments, partially offset by $23.3 million of principal repayments received and $11.5 million of net investment income. During the same period, we generated $83.3 million from financing activities, consisting primarily of proceeds from the IPO (including the over-allotment) of $73.6 million, net of expenses, capital contributions from partners totaling $7.0 million and proceeds from SBA debentures of $10.5 million. These increases were partially offset by cash dividends paid to stockholders in the amount of $6.0 million, capital distributions to the Fund’s partners prior to the Formation Transactions in the amount of $1.5 million and financing fees paid in the amount of $0.3 million.

For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $0.9 million. During that period, we used $12.8 million in cash in operating activities, primarily for the funding of $31.7 million of investments, partially offset by $14.3 million of principal payments received and $9.0 million of net investment income. During the same period, we generated $11.9 million from financing activities, consisting of borrowings under SBA debentures in the amount of $14.0 million, partially offset by deferred financing costs paid by us in the amount of $0.6 million and a capital distribution in the amount of $1.5 million.

For the year ended December 31, 2009, we experienced a net increase in cash and cash equivalents in the amount of $1.3 million. During that period, we used $48.4 million in cash in operating activities, primarily for the funding of $50.8 million of investments, partially offset by $7.1 million of net investment income. During the same period, we generated $49.7 million from financing activities, consisting of borrowings under SBA debentures in the amount of $33.0 million and partners’ capital contributions in the amount of $17.5 million. These amounts were partially offset by financing fees paid by us in the amount of $0.8 million.

Capital Resources

We anticipate that we will continue to fund our investment activities on a long-term basis through a combination of debt and additional equity capital. The Fund is a licensed SBIC, and has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC as of June 30, 2012 was $150.0 million. Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of June 30, 2012, the Fund had $121.3 million of outstanding SBA debentures, which had a weighted average interest rate of 4.8%. Based on its $75.0 million of regulatory capital as of June 30, 2012, the Fund has the current capacity to issue up to an additional $28.8 million of SBA debentures. For more information on the SBA debentures the Fund has issued, please see Note 6 to our consolidated financial statements.

We are in the process of applying for a second SBIC license through which we may issue more SBA debentures to fund additional investments; however, we can make no assurances that the application process will be completed successfully or that the SBA will approve such application. If we apply and are approved by the SBA for a second SBIC license, the maximum amount of outstanding SBA debentures for two or more SBICs under common control cannot exceed $225.0 million. However, as a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. We have received exemptive relief from the Securities and Exchange Commission, or the SEC, to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Fund from the 200.0% asset coverage requirements, which, in turn, will enable us to fund more investments with debt capital.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 6, 2012, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to such sale.

Recently Issued Accounting Standards

In May 2011 the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards, or IFRSs, which we refer to as ASU 2011-04. ASU 2011-04 represents the converged guidance of the FASB and the

International Accounting Standards Board, or IASB, (collectively, the “Standards Boards”) on fair value measurement. The collective efforts of the Standards Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Standards Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The amendments to the FASB Codification in ASU 2011-04 are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. We adopted the amendments of ASU 2011-04 as of January 1, 2012. See Note 4 to the consolidated financial statements for the related disclosures. The adoption of ASU 2011-04 did not have a material impact on our consolidated financial statements.

In November 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Our effective date is January 1, 2013. The adoption of this guidance is not expected to have a material impact on our consolidated financial position.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2012, we had one off-balance sheet arrangement with a portfolio company consisting of a $1.0 million commitment of which $0.8 million was unfunded. As of December 31, 2011 we had no off-balance sheet arrangements. As of December 31, 2010, our only off-balance sheet arrangements consisted of an unfunded commitment to provide debt financing to one of our portfolio companies.

Contractual Obligations

As of June 30, 2012 our future fixed commitments for cash payments are as follows:

	Total	2012	2013 to 2014	2015 to 2016	2017 and Thereafter
	(Dollars in thousands)
SBA debentures	$121,250	$—	$—	$—	$121,250
Interest due on SBA debentures	43,185	2,918	11,707	11,723	16,837

Total	$164,435	$2,918	$11,707	$11,723	$138,087

We have certain contracts under which we have material future commitments. We entered into the Investment Advisory Agreement with our investment advisor in accordance with the 1940 Act. Under the Investment Advisory Agreement, our investment advisor provides us with investment advisory and management services. We pay the following amounts for these services (a) a management fee equal to a percentage of the average of our total assets (excluding cash and cash equivalents) and (b) an incentive fee based on our performance. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee.”

Under the Administration Agreement, our investment advisor furnishes us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. See “Management and Other Agreements — Administration Agreement.”

If any of our contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our independent board members and our stockholders.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In the future, our investment income may also be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. As of June 30, 2012, all of our debt investments bore interest at fixed rates and all of our pooled SBA debentures bore interest at fixed rates. As of June 30, 2012, we also had $2.3 million in SBA debentures that carry a fixed rate through September 2012 when we expect they will pool at a higher fixed rate. Assuming that the consolidated statements of assets and liabilities as of June 30, 2012 and December 31, 2011 were to remain constant, a hypothetical 100 basis point change in interest rates would not have a material effect on our level of interest income from debt investments or interest expense.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. We have derived the information as of December 31, 2007, December 31, 2008 and June 30, 2012 from unaudited financial data. The information as of December 31, 2009, December 31, 2010 and December 31, 2011 has been derived from our consolidated financial statements, which have been audited by our independent registered public accounting firm and are included elsewhere in this prospectus.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidation Preference per Unit (3)	Average Market Value per Unit (4)
	(dollars in thousands)
SBA debentures
2007	$—	$—	—	N/A
2008	46,450	1,701	—	N/A
2009	79,450	1,610	—	N/A
2010	93,500	1,556	—	N/A
2011	104,000	2,351	—	N/A
2012 (as of June 30, unaudited)	121,250	2,168	—	N/A

Credit facility
2007	$15,250	$2,285	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012 (as of June 30, unaudited)	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

THE COMPANY

General

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual EBITDA between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $15.0 million per portfolio company.

As of June 30, 2012, we had debt and equity investments in 27 portfolio companies with an aggregate fair value of $234.1 million. The weighted average yield on all of our debt investments as of June 30, 2012 was 15.5%. Yields are computed using the effective interest rates as of June 30, 2012, including accretion of original issue discount, divided by the weighted average cost of debt investments. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market. We believe that lower middle-market companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options.

Recent credit market dislocation for lower middle-market companies has created an opportunity for attractive risk-adjusted returns. We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity. We believe there is a large pool of uninvested private equity capital, and we expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and our relationships with private equity firms position us to partner with private equity investors.

Future refinancing activity is expected to create additional investment opportunities. A high volume of financings completed between the years 2005 and 2008 is expected to mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on lower middle-market companies will continue to offer investment opportunities with attractive risk-adjusted returns.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

Leveraging the Experience of Our Investment Advisor. Our investment advisor’s investment professionals have significant experience investing in, lending to and advising companies across changing market cycles. These professionals have diverse backgrounds with prior experience in senior management positions at investment banks, specialty finance companies, commercial banks and privately and publicly held companies and have extensive experience investing across all levels of the capital structure of lower middle-market companies. We believe this experience provides our investment advisor with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this understanding positions our investment advisor to effectively identify, assess, structure and monitor our investments.

Capitalizing on Our Strong Transaction Sourcing Network. Our investment advisor’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior capital partners, financial intermediaries and management teams of privately owned businesses. We believe that the combination of our relationships and our reputation as a reliable, responsive and value-added financing partner helps generate a steady stream of new investment opportunities and proprietary deal flow.

Serving as a Value-Added Partner with Customized Financing Solutions. We follow a partnership-oriented approach in our investments and focus on opportunities where we believe we can add value to a portfolio company. We primarily concentrate on industries or market niches in which the investment professionals of our investment advisor have prior experience. The investment professionals of our investment advisor also have expertise in structuring securities at all levels of the capital structure, which we believe positions us well to meet the needs of our portfolio companies. We invest primarily in mezzanine debt securities, typically coupled with an equity interest; however, on a selective basis we may invest in senior secured or unitranche loans. Further, as a publicly-traded BDC, we have a longer investment horizon without the capital return requirements of traditional private investment vehicles. We believe this flexibility enables us to generate attractive risk-adjusted returns on invested capital and enables us to be a better long-term partner for our portfolio companies. We believe that by leveraging the industry and structuring expertise of our investment advisor coupled with our long-term investment horizon, we are well positioned to be a value-added partner for our portfolio companies.

Employing Rigorous Due Diligence and Underwriting Processes Focused on Capital Preservation. Our investment advisor follows a disciplined and credit-oriented approach to evaluating and investing in companies. We focus on companies with proven business models, significant free cash flow, defensible market positions and significant enterprise value cushion for our debt investments. In making investment decisions, we seek to minimize the risk of capital loss without foregoing the opportunity for capital appreciation. Our investment advisor’s investment professionals have developed extensive due diligence and underwriting processes designed to better assess a portfolio company’s prospects and to determine the appropriate investment structure. Our investment advisor thoroughly analyzes each potential portfolio company’s competitive position, financial performance, management team, growth potential and industry attractiveness. As part of this process, our investment advisor also participates in meetings with management, tours of facilities, discussions with industry professionals and third-party reviews. We believe this approach enables us to build and maintain an attractive investment portfolio that meets our return and value criteria over the long term.

Actively Managing our Portfolio. We believe that our investment advisor’s initial and ongoing portfolio review process allows us to effectively monitor the performance and prospects of our portfolio companies. We seek to obtain board observation rights or board seats with respect to our portfolio companies and we conduct monthly financial reviews and regular discussions with portfolio company management. We structure our investments with a comprehensive set of financial maintenance, affirmative and negative covenants. We believe that active monitoring of our portfolio companies’ compliance with covenants provides us with an early warning of any financial difficulty and enhances our ability to protect our invested capital.

Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among companies, industries, geographic regions and end markets. We have made investments in portfolio companies in the following industries: business services, industrial products and services, value-added distribution, healthcare products and services, consumer products and services (including retail, food and beverage), defense and aerospace, transportation and logistics, information technology services and niche manufacturing. We believe that investing across various industries helps mitigate the potential effects of negative economic events for particular companies, regions and industries.

Benefiting from Lower Cost of Capital. The Fund’s SBIC license allows us to issue SBA debentures. These SBA debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our funding strategy, our relative cost of debt capital should be lower than many of our competitors. We also intend to apply for a second SBIC license through which we may issue more SBA debentures to fund additional investments; however, we can make no assurances that, if we do apply, the SBA will approve such application. The SBA regulations currently limit the amount that is available to be borrowed by the Fund to $150.0 million. If we apply and are approved by the SBA for a second SBIC license, the maximum amount of outstanding SBA debentures for two or more SBICs under common control cannot exceed $225.0 million.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor. Pursuant to the terms of the Investment Advisory Agreement, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with the Company, see “Certain Relationships and Related Transactions—Investment Advisory Agreement.”

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains and unrealized capital appreciation, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements—Investment Advisory Agreement” and “Certain Relationships and Related Transactions—Conflicts of Interest.”

Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether the fees and expenses (including those related to leverage) that we pay to our investment advisor remain appropriate.

Fidus Investment Advisors, LLC also serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and the SBA. Our administrator oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance.

Investments

We seek to create a diversified investment portfolio that primarily includes mezzanine loans and equity securities. Our investments typically range between $5 million to $15 million per portfolio company, although this investment size may vary proportionately with the size of our capital base. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We may invest in the equity securities of our portfolio companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments.

Mezzanine Debt Investments. We typically invest in mezzanine debt, which includes senior subordinated notes and junior secured loans. These loans typically have relatively high, fixed interest rates (often representing a combination of cash pay and payment-in-kind interest), prepayment penalties and amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In certain situations where we are able to structure an investment as a junior, secured loan, we will obtain a junior security interest in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loan. This collateral may take the form of second-priority liens on the assets of a portfolio company.

Senior Secured Loans. We will also opportunistically structure some of our future debt investments as senior secured or unitranche loans. Senior secured loans will typically provide for a fixed interest rate and may contain some minimum principal amortization, excess cash flow sweep features and prepayment penalties. Senior secured loans are secured by a first or second priority lien in all existing and future assets of the borrower and may take the form of term loans or revolving lines of credit. Unitranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that unitranche debt can be attractive for many lower middle-market companies given their size in order to reduce structural complexity and potential conflicts among creditors.

Equity Securities. Our equity securities typically consist of either a direct minority equity investment in common or preferred stock of a portfolio company, or we may receive warrants to buy a minority equity interest in a portfolio company in connection with a debt investment. Warrants we receive with our debt investments typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. Our equity investments are typically not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. Our equity investments typically are made in connection with debt investments to the same portfolio companies.

We generally seek to invest in companies from the broad range of industries in which our investment advisor has direct experience. The following is a representative list of the broad industry segments in which we have invested; however, we may invest in other industries if we are presented with attractive opportunities:

• business services;	• niche manufacturing;

• industrial products and services;	• defense and aerospace;

• value-added distribution;	• transportation and logistics; and

• healthcare products and services;	• information technology services.

• consumer products and services (including retail, food and beverage);

As of June 30, 2012, we had debt and equity investments in 27 portfolio companies with an aggregate fair market value of $234.1 million.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the company resulting in repayment of all outstanding debt and equity; (b) the recapitalization of the company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the company. In some investments, there may be scheduled amortization of some portion of our debt investment which would result in a partial exit of our investment prior to the maturity of the debt investment.

Investment Committees

Our investment advisor has formed an investment committee to evaluate and approve all of the investments for Fidus Investment Corporation, or FIC, and an investment committee to evaluate and approve all of the Fund’s investments. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committees also serve to provide investment consistency and adherence to our investment advisor’s core investment philosophy and policies. The investment committees also determine appropriate investment sizing and suggest ongoing monitoring requirements.

The members of the investment committees that advise FIC and the Fund are the same and include Edward H. Ross, Thomas C. Lauer, John J. Ross, II, Paul E. Tierney, Jr., John H. Grigg and W. Andrew Worth. For purposes of discussion herein, any reference to “investment committee” refers to both the investment committee that advises FIC and the investment committee that advises the Fund.

Investment Process Overview

Our investment advisor has developed the following investment process based on the experience of its investment professionals to identify investment opportunities and to structure investments quickly and effectively. Furthermore, our investment advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the portfolio company’s capital structure. The investment process consists of five distinct phases:

•	Investment Generation/Origination;

•	Initial Evaluation;

•	Due Diligence and Underwriting;

•	Documentation and Closing; and

•	Active Portfolio Management.

Each of the phases is described in more detail below.

Investment Generation/Origination. Our investment originating efforts are focused on leveraging our investment advisor’s extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries and management teams of privately owned businesses. We believe that our investment advisor’s investment professionals have reputations as reliable, responsive and value-added partners for lower middle-market companies. Our investment advisor’s focus and reputation as a valued added partner generates a balanced mix of proprietary deal flow and a steady stream of new deal opportunities.

Initial Evaluation. After a potential transaction is received by our investment advisor, at least one of its investment professionals will conduct an initial review of the transaction materials to determine whether it meets our investment criteria and complies with SBA and other regulatory compliance requirements.

If the potential transaction initially meets our investment criteria, at least two members of the investment committee, referred to as the deal team, will conduct a preliminary due diligence review, taking into consideration some or all of the following factors:

•	A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine a range of estimated internal rates of return.

•	An initial call or meeting with the management team, owner, private equity sponsor or other deal partner.

•	A brief industry and market analysis, leveraging direct industry expertise from other investment professionals of our investment advisor.

•	Preliminary qualitative analysis of the management team’s competencies and backgrounds.

•	Potential investment structures and pricing terms.

Upon successful completion of the screening process, the deal team prepares a screening memorandum and make a recommendation to the investment committee. At this time, the investment committee will also consider whether the investment would be made by us or through our SBIC subsidiary. If the investment committee supports the deal team’s recommendation, the deal team issues a non-binding term sheet to the company. Such a term sheet will typically include the key economic terms based on our analysis conducted during the screening process as well as a proposed timeline. Upon agreement on a term sheet with the company, our investment advisor will begin a formal diligence and underwriting process.

Due Diligence and Underwriting. Our investment advisor has developed a rigorous and disciplined due diligence process that includes a comprehensive understanding of a borrower’s industry, market, operational, financial, organizational and legal positions and prospects. Our investment advisor continues to use the same systematic, consistent approach historically employed by Fidus Capital, LLC, our investment advisor’s predecessor. The due diligence review will take into account information that the deal team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes some or all of the following:

•	Initial or additional site visits and facility tours with management and key personnel.

•	Review of the business history, operations and strategy.

•	In depth review of industry and competition.

•	Analysis of key customers and suppliers, including review of any concentrations and key contracts.

•

Detailed review of historical and projected financial statements, including a review of at least three years of performance (annual and monthly), key financial ratios, revenue, expense and profitability drivers and sensitivities to management’s financial projections.

•	Detailed evaluation of company management, including background checks.

•	Third party reviews of accounting, environmental, legal, insurance, interviews with customers and suppliers, material contracts, competition, industry and market studies (each as appropriate).

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given various scenarios, including downside, “base case” and upside. Upon satisfactory completion of the due diligence review process, the deal team will present their findings and a recommendation to the investment committee. If the investment committee supports the deal team’s recommendation, the deal team will proceed with negotiating and documenting the investment.

Documentation and Closing. Our investment advisor works with the management of the company and its other capital providers, including as applicable, senior, junior and equity capital providers to structure an investment. Our investment advisor structures each investment with an acute focus on capital preservation and will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company. We seek to limit the downside potential of our investments by:

•	Targeting an optimal total return on our investments (including a combination of current and deferred interest, prepayment penalties and equity participation) that compensates us for credit risk.

•

Negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, yet consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either board observation or rights to a seat on the board under some circumstances.

•

Structuring financial covenants and terms in our debt investments that require the portfolio company to reduce leverage over time, thereby enhancing the investment’s credit quality. These methods may include, among others: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to relever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

We expect to hold most of our investments to maturity or repayment, but may exit our investments earlier if a liquidity event takes place, such as a sale or recapitalization of a portfolio company or if we determine that a sale of one or more of our investments is in our best interest.

Active Portfolio Management. We view active portfolio monitoring as a vital part of the investment process and continuously monitor the status and progress of the portfolio companies. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes.

As part of the monitoring process, the deal team conducts a comprehensive review of the financial and operating results of each portfolio company that includes a review of the monthly/quarterly financials relative to prior year and budget, review financial projections including cash flow and liquidity needs, meet with management, attend board meetings and review compliance certificates and covenants. We will maintain an on-going dialogue with the management and any controlling equity holders of a portfolio company that will include discussions about the company’s business plans and growth opportunities and any changes industry and competitive dynamics. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we may maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. Our investment advisor’s portfolio management will also include quarterly portfolio reviews with all investment professionals and investment committee members.

Investment Rating System

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•

Investment Rating 1: Investments that involve the least amount of risk in our portfolio. The company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•

Investment Rating 2: Investments that involve a level of risk similar to the risk at the time of origination. The company is performing substantially within our expectations, and the risks factors are neutral or favorable. All new investments are initially rated 2.

•

Investment Rating 3: Investments that are performing below our expectations and indicates the investment’s risk has increased somewhat since origination. The company requires closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants, but payments are generally not past due.

•

Investment Rating 4: Investments that are performing materially below our expectations and the risk has increased materially since origination. We expect some loss of investment return, but no loss of principal.

•

Investment Rating 5: Investments that are performing substantially below our expectations and whose risks have increased substantially since origination. Investments with a rating of 5 are those for which some loss of principal is expected.

As of both June 30, 2012 and December 31, 2011, the weighted average investment rating of the investments in our portfolio was 2.0. The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2012 and December 31, 2011.

	June 30, 2012		December 31, 2011
Investment Rating	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
	(Dollars in thousands)
1	$9,513	4.1%	$8,715	4.3%
2	215,311	92.0	180,751	88.2
3	9,231	3.9	15,279	7.5
4	—	—	—	—
5	—	—	—	—

Totals	$234,055	100.0%	$204,745	100.0%

Determination of Net Asset Value and Valuation Process

We determine the net asset value per share of our common stock on at least a quarterly basis, and more frequently if we are required to do so pursuant to an equity offering or pursuant to federal laws and regulations. The net asset value per share is equal to the fair value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. Our business plan calls for us to invest primarily in illiquid securities issued by private companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Because there is not a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process in accordance with authoritative accounting guidelines. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies – Valuation of Portfolio Investments.”

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, the monitoring of the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our investment advisor, acting as our administrator, provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our investment advisor, acting as our administrator, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to lower middle-market companies include public and private funds, other BDCs, small business investment companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our RIC status.

We use the expertise of the investment professionals of our investment advisor to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our investment advisor enable us to learn about, and compete effectively for, financing opportunities with attractive lower middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by our investment advisor, which is also acting as our administrator. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are employees of our investment advisor, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to the Administration Agreement. Some of our executive officers are also officers of our investment advisor. See “Management and Other Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, our investment advisor leases office space for our executive office at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. Our investment advisor also maintains additional office space at 121 West Trade Street Suite 1800 Charlotte, NC 28202 and 70 East 55th Street, 10th Floor, New York, NY 10022. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of June 30, 2012, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Investment	Percentage of Class Held	Cost of Investment	Fair Value of Investment
				(dollars in thousands)

Acentia, LLC	Government IT	Common Units	0.4%	$500	$323
3130 Corporate Park D	service provider
Suite 800
Falls Church, VA 22042

ACFP Management, Inc.	Restaurants	Subordinated Notes	—	7,442	7,476
1660 NW 19th Ave.
Pompano Beach, FL 33069

Avrio Technology Group, LLC	Provider of electronic	Subordinated Notes	—	8,883	7,345
8840 N. Greenview Drive	components and	Common Units	7.4%	1,000	—
Middleton, WI 53562	software

Brook & Whittle Limited	Specialty label	Subordinated Notes	—	6,469	6,469
P.O. Box 409	printer	Subordinated Notes	—	2,044	2,003
260 Branford Road		Warrants	1.3%	285	478
North Branford, CT 06471		Common Equity	0.2%	110	67

Brook Furniture Rental, Inc.	Furniture rental	Subordinated Notes	—	7,241	7,687
100 North Field Drive		Warrants	2.5%	485	503
Suite 220
Lake Forest, IL 60045

Caldwell & Gregory, LLC	Laundry room	Subordinated Notes	—	1,876	1,876
129 Broad Street Road	operator	Preferred Units	—	1,163	1,473
Manakin-Sabot, VA 23103		Common Units	4.0%	4	229

Connect-Air International, Inc.	Distributor of wire	Subordinated Notes	—	4,214	4,214
4240 B Street N.W.	and cable assemblies	Preferred Units	31.0%	5,363	5,741
Auburn, WA 98001

Continental Anesthesia	Physician	Senior Secured Loan	—	10,068	10,200
Management, LLC	management	Warrants	2.6%	276	161
1770 1st Street, Suite 703	company
Highland Park, IL 60035

Convergent Resources, Inc.	Debt collection	Subordinated Notes	—	5,447	5,447
Six Concourse Pkwy,	service provider
Suite 2920
Atlanta, GA 30328

FutureTech Holding Company	IT service provider	Subordinated Notes	—	7,590	7,590
5655 Peachtree Parkway
Norcross, GA 30092

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Investment	Percentage of Class Held	Cost of Investment	Fair Value of Investment
				(dollars in thousands)

Goodrich Quality Theaters, Inc.	Movie theater	Subordinated Notes	—	$12,082	$12,500
4417 Broadmoor Ave. S.E.	operator	Warrants	4.5%	750	2,294
Grand Rapids, MI 49512

Innovative Product Achievement,	Healthcare product	Subordinated Notes	—	6,309	6,334
LLC	manufacturer
2775 Premiere Parkway
Suite 100
Duluth, GA 30097

Jacob Ash Holdings, Inc.	Apparel distributor	Subordinated Notes	—	3,486	3,500
301 Munson Avenue		Subordinated Notes	—	1,716	1,750
McKees Rocks, PA 15136		Preferred Equity	—	539	568
		Warrants	8.2%	67	67

Jan-Pro International, LLC	Franchisor of	Subordinated Notes	—	7,480	7,480
11605 Haynes Bridge Road,	commercial cleaning	Preferred Equity	1.8%	832	416
Suite 425	services
Alpharetta, GA 30004

K2 Industrial Services, Inc.	Industrial cleaning	Subordinated Notes	—	12,094	12,148
5233 Hohman Avenue	and coatings	Preferred Equity	3.2%	1,200	1,024
Hammond, IN 46320

Lightning Diversion Systems, LLC 16572 Burke LN Huntington Beach, CA 92647	Aircraft component manufacturer	Revolving Loan Senior Secured Loan Common Units	— — 9.9%	195 7,376 600	195 7,376 600

Malabar International	Aerospace & defense	Subordinated Notes	—	4,892	4,925
220 W. Los Angeles Avenue	manufacturing	Preferred Equity	18.5%	1,987	2,638
Simi Valley, CA 93065

Medsurant Holdings, LLC	Healthcare service	Subordinated Notes	—	5,841	7,250
777 East Girard	provider	Preferred Equity	3.6%	699	793
Suite 250		Warrants	12.9%	2,182	2,872
Englewood, CO 80113

Nobles Manufacturing, Inc.	Aerospace & defense	Subordinated Notes	—	6,825	6,825
1105 East Pine Street	manufacturing	Preferred Equity	6.7%	1,300	1,929
St. Croix Falls, WI 54024		Common Equity	6.7%	—	—

Paramount Building Solutions	Janitorial services	Subordinated Notes	—	6,368	6,368
LLC	provider	Common Units	5.7%	1,500	632
401 W. Baseline Road, #209
Tempe, AZ 85283

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Investment	Percentage of Class Held	Cost of Investment	Fair Value of Investment
				(dollars in thousands)

Restoration Holdco, LLC	Restoration &	Senior Secured Loan	—	$4,607	$4,601
850 W. Adams Street	remediation services	Warrants	11.0%	142	40
Chicago, IL 60607

Simplex Manufacturing Co.	Provider of helicopter	Subordinated Notes	—	4,372	4,550
13340 NE Whitaker Way	systems	Warrants	23.7%	710	992
Portland, OR 97230

Trantech Radiator Products, Inc.	Utility equipment	Subordinated Notes	—	9,065	9,105
1 Tranter Drive	manufacturer	Common Equity	6.7%	688	850
Edgefield, SC 29824

Tulsa Inspection Resources, Inc.	Pipeline inspection	Subordinated Notes	—	3,933	4,000
4111 S. Darlington Ave.,	services	Subordinated Notes	—	648	648
Suite 1000		Warrants	4.5%	193	1,187
Tulsa, OK 74135		Common Equity	0.3%	95	95

United Biologics, LLC	Healthcare services	Senior Secured Loan	—	9,185	9,185
100 NE Loop 410		Warrants	1.0%	838	838
Suite 200		Common Equity	1.1%	1,000	1,000
San Antonio, TX 78216

Westminster Cracker Company, Inc.	Specialty cracker manufacturer	Subordinated Notes Common Units	— 11.9%	7,219 1,208	7,000 354
1 Scale Avenue, Suite 81,
Building 14
Rutland, VT 05701

Worldwide Express Operations,	Franchisor of	Subordinated Notes	—	8,813	8,813
LLC	shipping and logistics	Subordinated Notes	—	11,337	11,518
2828 Routh Street, Suite 400	services	Warrants	20.3%	—	8,065
Dallas, TX 75201		Common Units	3.3%	270	1,448

		Total Investments:		$221,103	$234,055

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets:

Goodrich Quality Theaters, Inc. is one of the largest regional theater companies in the U.S., operating 30 theaters in the upper Midwest.

Worldwide Express Operations, LLC provides domestic and international express, ground, and less-than-truckload shipping services to small- and medium-sized businesses via partnerships with UPS and more than 30 freight carriers and a network of more than 150 franchise locations.

MANAGEMENT

Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our charter permits that, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, board vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

The following individuals currently serve on our board of directors:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Edward H. Ross	46	Chairman of the Board, Chief Executive Officer	2011	2014
Thomas C. Lauer	45	Director	2011	2013
Independent Directors:
Raymond L. Anstiss, Jr.	45	Director	2011	2014
Charles D. Hyman	53	Director	2011	2015
Charles G. Phillips	64	Director	2011	2013

The address for each of our directors is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Cary L. Schaefer	36	Chief Financial Officer and Chief Compliance Officer

The address for each of our executive officers is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Raymond L. Anstiss, Jr. has served on our board of directors since September 2011 and is the chairman of our audit committee and a member of our nominating and corporate governance committee. Mr. Anstiss is the President of Anstiss & Co., an accounting, audit, tax and financial consulting firm headquartered in Lowell, Massachusetts. Prior to joining Anstiss & Co. in 1993, Mr. Anstiss served on the audit staff of KPMG Peat Marwick from 1988 to 1992. Mr. Anstiss has served on the board of two not-for-profit companies in the past five years.

Charles D. Hyman has served on our board of directors since our initial public offering in June 2011 and is the chairman of our nominating and corporate governance committee and a member of our audit committee. Mr. Hyman is the founder and chief executive officer of Charles D. Hyman & Co., a private, registered investment management firm located in Ponte Vedra Beach, Florida. Prior to forming Charles D. Hyman & Co. in 1994, Mr. Hyman served as a senior vice president of St. Johns Investment Management Company. Mr. Hyman has served on the board of directors for several not-for-profit companies in the past five years.

Charles G. Phillips has served on our board of directors since our initial public offering in June 2011 and serves as a member on both our audit and nominating and corporate governance committees. Mr. Phillips was employed by Prentice Capital Management, LLC, an investment management firm, from 2005 until his retirement in 2008. Mr. Phillips was previously a managing director from 1991 to 2002 and president from 1998 to 2001 of Gleacher & Co., an investment banking and management firm. Mr. Phillips has served on the boards of several public and private companies and private investment funds, including California Pizza Kitchen, Inc. and Whitehall Jewelers Holdings, Inc.

Interested Directors

Edward H. Ross has served as our chairman of the board and chief executive officer and as chairman of our investment advisor’s investment committees since our initial public offering in June 2011. Additionally, Mr. Ross is the chief executive officer and a manager of our investment advisor. Mr. Ross is an interested director due to his positions with the Company and our investment advisor. Mr. Ross has more than 20 years of debt and equity capital investing experience with lower middle-market companies. Mr. Ross co-founded Fidus Capital, LLC, the predecessor firm to our investment advisor, in 2005. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. Mr. Ross was a managing director and the head of the Chicago office for Allied Capital Corporation, a publicly-traded BDC, where he focused on making debt and equity investments in middle-market companies from 2002 to 2005. Prior to joining Allied Capital Corporation, Mr. Ross co-founded Middle Market Capital, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets investment banking firm. Mr. Ross earned a bachelor of arts from Southern Methodist University and a master of business administration from the University of Notre Dame’s Mendoza College of Business. Mr. Ross is the brother of John J. Ross, II, a manager of our investment advisor and a member of its investment committee.

Thomas C. Lauer has served as our director and as a member of our investment advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Lauer is a manager of our investment advisor. Mr. Lauer is an interested director due to his position with the investment advisor. Mr. Lauer has more than 15 years of experience investing debt and equity capital in lower middle-market companies. Mr. Lauer was a managing partner of Fidus Partners, LLC, an investment banking firm, from 2008 to June 2011. Mr. Lauer was a managing director of Allied Capital Corporation, a publicly-traded BDC, from 2004 to 2008, where he was a member of the firm’s Management Committee from 2006 to 2008, Private Finance Investment Committee from 2005 to 2008, and Senior Debt Fund Investment Committee from 2007 to 2008. Prior to joining Allied Capital Corporation, Mr. Lauer worked with the Global Sponsor Finance Group of GE Capital, the financial services unit of General Electric, the Leveraged Capital Group at Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm (“First Union Securities, Inc.), and the Platform Components Division of Intel Corporation. Mr. Lauer earned a bachelor of business administration from the University of Norte Dame and master of business administration from the University of Notre Dame’s Mendoza College of Business.

Qualifications of Directors

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the board of directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:

Interested Directors

•

Mr. Ross: The nominating and corporate governance committee and the board of directors considered his familiarity with the Fidus investment platform, his significant experience with investing debt and equity capital in middle-market companies, and his broad experience with the day-to-day management and operation of other investment funds, which provides our board of directors with valuable investment and management experience, insight and perspective.

•

Mr. Lauer: The nominating and corporate governance committee and the board of directors considered his experience with investing debt and equity capital in middle-market companies, which provides our board of directors with valuable investment knowledge, experience and insight.

Independent Directors

•

Mr. Anstiss: The nominating and corporate governance committee and the board of directors considered his extensive experience in the accounting industry. In addition, Mr. Anstiss’ accounting background was instrumental in his appointment to the chairmanship of our audit committee.

•	Mr. Hyman: The nominating and corporate governance committee and the board of directors considered his extensive experience in the investment analysis, management, and advisory industries.

•

Mr. Phillips: The nominating and corporate governance committee and the board of directors considered his extensive senior executive management experience in corporate finance and investment banking and experience gained from his service on the board of directors of several public and private companies and private investment funds.

Executive Officers Who Are Not Directors

Cary L. Schaefer has served as our chief financial officer, chief compliance officer and secretary since our initial public offering in June 2011. Additionally, Ms. Schaefer has served as chief financial officer, chief compliance officer, assistant secretary and manager of our investment advisor since June 2011. Ms. Schaefer has more than twelve years of credit and finance experience. Ms. Schaefer served in a variety of roles, including vice president, of Fidus Capital, LLC, the predecessor firm to our investment advisor, from 2006 to 2011. Ms. Schaefer was an associate in investment banking at Credit Suisse First Boston from 2004 to 2006, where she executed advisory, debt and equity transactions in the Global Industrial & Services Group. Prior to joining Credit Suisse First Boston, Ms. Schaefer worked at Wachovia Securities and its predecessor, First Union Securities, Inc. Ms. Schaefer earned a bachelor of science in analytical finance from Wake Forest University and a master of business administration with honors from the University of Chicago Graduate School of Business.

Organization of the Board of Directors

Our board of directors has established an audit committee and a nominating and corporate governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2011, our board of directors held four meetings, the audit committee held four meetings and the nominating and corporate governance committee held two meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders. All of our current directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they served, with the exception of Mr. Anstiss who joined our board of directors in September 2011. We did not hold an annual meeting of stockholders in 2011 because it did not become a public reporting company until June 2011. Four of our directors attended our 2012 annual meeting of stockholders.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs. Among other things, our board of directors approves the appointment of our investment advisor, administrator and officers, reviews and monitors the services and activities performed by our investment advisor, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of our stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of our board of directors should be an independent director and believes that board of directors’ flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and our stockholders.

Presently, Mr. Ross serves as the chairman of our board of directors. Mr. Ross is an interested director because he is the chief executive officer of the Company, serves on our investment advisor’s investment committee and is a manager of our investment advisor. We believe that Mr. Ross’s history with the Company, familiarity with the Fidus investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as chairman of our board of directors. Moreover, our board of directors believes that it is in the best interests of our stockholders for Mr. Ross to lead our board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

Our board of directors does not have a lead independent director. However, Mr. Anstiss, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our board of directors and is involved in the preparation of agendas for board and committee meetings. Our board of directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The members of our board of directors also believe that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between both the members of management and our investment advisor and our board of directors.

Board Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% immediately after each time we incurs indebtedness and we generally have to invest at least 70.0% of our total assets in “qualifying assets.” In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the board of directors’ existing role in risk oversight is appropriate. However, we re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Board Committees

Audit Committee

The members of the audit committee are Messrs. Anstiss, Hyman and Phillips, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations. Since September 2011, Mr. Anstiss has served as chairman of the audit committee. Wayne F. Robinson, who is independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations, served as the chairman of the audit committee until he resigned in September 2011. Our board of directors has adopted a charter for the audit committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The audit committee is responsible for approving our independent accountants and recommending them to the board of directors (including a majority of the independent directors) for approval and submission to the board of directors for ratification, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

The audit committee is also responsible for aiding the board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

The board of directors has determined that Mr. Anstiss is, and Mr. Robinson was at the time of his service on the audit committee, an “audit committee financial expert” within the meaning of the rules of the SEC. Mr. Robinson acquired his financial expertise from his experience actively supervising the chief financial officer of a public reporting company and through his experience overseeing and assessing the performance of public companies with respect to the preparation, auditing and evaluation of financial statements. Mr. Anstiss acquired his financial expertise from his education and experience as a public accountant, his experience actively supervising financial officers of public companies and in his supervisory role at a public accounting firm and from his experience overseeing and assessing the performance of public accountants with respect to the preparation, auditing and evaluation of financial statements.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Anstiss, Hyman and Phillips, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations. In addition, Mr. Robinson, who is independent for purposes of the 1940 Act and the Nasdaq’s corporate governance regulations, served on the nominating and corporate governance committee until he resigned in September 2011. Mr. Hyman currently serves as chairman of the nominating and corporate governance committee. Our board of directors has adopted a charter for the nominating and corporate governance committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and its committees.

The nominating and corporate governance committee identifies potential nominees based on suggestions from members of the nominating and corporate governance committee, other members of the board of directors, other executive officers and by other means, and evaluates such persons as a committee. The nominating and corporate governance committee will also consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. From time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

In considering which persons to nominate as directors for election by stockholders, the board of directors and its nominating and corporate governance committee consider the experience, qualifications, attributes and skills of candidates, in light of the Company’s then existing business and structure. Additionally, the committee generally will hire an outside firm to perform a background check on potential nominees. On an annual basis, the nominating and corporate governance committee evaluates the qualifications and diversity of the board of directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and the board of directors’ anticipated needs. The nominating and corporate governance committee has adopted a policy that it will seek to enhance the perspectives and experiences of the members of the board of directors through diversity in gender, ethnic background, geographic origin and professional experience. The nominating and corporate governance committee recommends to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of our stockholders. The board of directors and its nominating and corporate governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and corporate governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

In considering possible candidates for nomination as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	have strength of character;

•	have mature judgment;

•	have industry knowledge or experience; and

•	have an ability to work collegially with the other members of the board of directors.

The nominating and corporate governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Our executive officers are paid by our investment advisor. However, the Investment Advisory Agreement, which provides for the compensation payable to the investment advisor, is separately approved by a majority of our independent directors in accordance with Nasdaq Marketplace Rule 5605(d) and Section 15(c) of the 1940 Act.

Communications Between Stockholders and the Board of Directors

Stockholders with questions about us are encouraged to contact Cary L. Schaefer at Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. However, if stockholders feel their questions have not been addressed, they may communicate with our board of directors by sending their communications to: Fidus Investment Corporation, board of directors, c/o Cary L. Schaefer at the address listed above. In addition, stockholders may communicate with the board of directors by clicking “Contact the Board” on the Investor Relations section of our website at the following URL: http://investor.fdus.com/contactBoard.com. Communications are distributed to the board of directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, such as: product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be available to any non-management director upon request.

Code of Business Conduct

We have adopted a code of ethics (which we refer to as our Code of Business Conduct) which all officers, directors and employees of the Company and our investment advisor are expected to observe. Our Code of Business Conduct can be accessed via the Company’s website at http://investor.fdus.com/governance.cfm. We intend to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on our website. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Fidus Investment Corporation, Attn: Chief Compliance Officer, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Compensation of Directors

The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2011. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Raymond L. Anstiss, Jr.(2)	$20,000	$20,000
Charles D. Hyman	$42,500	$42,500
Charles G. Phillips	$40,000	$40,000
Wayne F. Robinson(2)	$25,000	$25,000
Interested Directors
Edward H. Ross	None	None
Thomas C. Lauer	None	None

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	Effective September 29, 2011, Mr. Robinson resigned for health reasons as director of the Company, and as chairman of the audit committee and member of the nominating and corporate governance committee. Effective on the same date, the board of directors elected Mr. Anstiss, as an independent director, to fill the vacancy created by Mr. Robinson’s departure until the 2014 annual meeting of the stockholders of the Company and until his successor is duly elected and qualifies.

The independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable and authorized business expenses incurred in connection with attending each quarterly meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000 and the chairperson of the nominating and corporate governance committee receives an additional annual fee of $5,000 for his or her additional services in these capacities.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer, is paid by our investment advisor. Compensation paid to our chief financial officer and chief compliance officer is set by our investment advisor and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Investment Committee

The investment committees of our investment advisor responsible for our investments meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment advisor on our behalf. In addition, the investment committees review and determine whether to make prospective investments identified by our investment advisor and monitor the performance of our investment portfolio. The members of the investment committees for FIC and the Fund are the same and include Edward H. Ross, Thomas C. Lauer, John J. Ross, II, Paul E. Tierney, Jr., John H. Grigg and W. Andrew Worth. For purposes of discussion herein, any reference to “investment committee” refers to both the investment committee that advises FIC and the investment committee that advises the Fund.

Information regarding members of the investment committee is as follows:

John J. Ross, II has served as a member of our investment advisor’s investment committees since our initial public offering in June 2011. Additionally, Mr. Ross has served as a manager of our investment advisor since

June 2011. Mr. Ross has over 16 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Ross co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Ross served as a managing director at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1999 to 2002. Mr. Ross earned a bachelor of science from Southern Methodist University and a master of business administration from the Harvard Business School. Mr. Ross is the brother of Edward H. Ross, our chairman of the board and chief executive officer, and chairman of the investment committees.

B. Bragg Comer, III has served as a member of our investment advisor’s investment committees since our initial public offering in June 2011. Additionally, Mr. Comer has served as a manager of our investment advisor since June 2011. Mr. Comer has over 20 years of broad leveraged finance experience, including experience related to senior debt, mezzanine debt, and bridge loans. From February 2007 to June 2011, Mr. Comer served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2006, Mr. Comer co-founded Fidus Capital, LLC, the predecessor firm to our investment advisor. Prior to co-founding Fidus Capital, LLC, Mr. Comer served as a managing director within Wachovia Securities’ Leveraged Finance Group from 2003 to 2006. Prior to 2003, Mr. Comer was a managing director in the Leveraged Capital Group, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc. Mr. Comer earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from Duke University’s Fuqua School of Business.

Paul E. Tierney, Jr. has served as a member of our investment advisor’s investment committees since our initial public offering in June 2011. Mr. Tierney has over 40 years of debt and equity investing experience in a variety of industries. From February 2007 to June 2011, Mr. Tierney served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. Mr. Tierney currently serves as a partner of Development Capital Partners, LLC, a diversified private investment company that he joined in 1999. He has also served as a general partner of Aperture Venture Partners, a firm that primarily manages two venture capital funds that focus on investing in early-stage healthcare and healthy living businesses since 2002. In 1999, Mr. Tierney was a founding principal of Darwin Capital Partners, L.P. From 1996 through 1999, Mr. Tierney was a managing member of the general partner of Corporate Value Partners, L.P. In 1978, Mr. Tierney co-founded Gollust, Tierney and Oliver, the general partner of Coniston Partners and other investment entities. Mr. Tierney serves on the boards of directors of Nina McLemore, Inc., Altea Therapeutics, Prosperity Voskhod Fund and The Protective Group, Inc. He was previously a director of a number of public companies, including United Airlines, Inc. and Liz Claiborne, Inc. Mr. Tierney also serves on the Advisory Board of the U.S. Committee for Refugees and was chairman of the Foreign Policy School (SIPA) of Columbia University. He is chairman of TechnoServe, Inc., a not-for-profit economic development company serving Africa and Latin America. He is also an adjunct professor at Columbia Business School. Mr. Tierney earned a bachelor of arts from the University of Notre Dame and a master of business administration as a Baker Scholar from the Harvard Business School.

John H. Grigg has served as a member of our investment advisor’s investment committees since our initial public offering in June 2011 and as a senior origination professional of our investment advisor since June 2011. Mr. Grigg has over 21 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Grigg served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Grigg co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Grigg served as managing director and partner at First Union Securities, Inc. and its predecessor, Bowles Hollowell Conner & Co., from 1989 to 2000. Prior to joining Bowles Hollowell Conner & Co., Mr. Grigg worked in the investment banking group of Merrill Lynch & Co. Mr. Grigg earned a bachelor of arts from the University of North Carolina and a master of business administration from the University of Virginia’s Darden School of Business.

W. Andrew Worth has served as a member of our investment advisor’s investment committees since our initial public offering in June 2011. Additionally, Mr. Worth has served as a manager of our investment advisor since June 2011. Mr. Worth has over 13 years of experience investing in debt and equity securities of lower middle-market companies. In 2008, Mr. Worth joined Fidus Capital, LLC, the predecessor firm to our investment advisor. Prior to joining Fidus Capital, LLC in 2008, Mr. Worth served as a principal with Allied Capital Corporation from 2002 to 2008, where he was responsible for all aspects of the investment process including origination, execution and portfolio management. From 1996 to 2002, Mr. Worth was an associate in Credit Suisse First Boston’s Global Industrials and Services investment banking practice and an analyst in the Leveraged Finance Group of First Union Securities, Inc. Mr. Worth earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from the University of Chicago Graduate School of Business.

Senior Origination Professionals

The following individuals, in addition to the members of our investment committee, are the senior origination professionals of our investment advisor. Brief summaries of the backgrounds of these individuals, who are not also members of the investment committee, are provided below:

Edward P. Imbrogno has served as a senior origination professional of our investment advisor since June 2011. Mr. Imbrogno has over 25 years of experience advising clients on mergers and acquisitions. In 2006, Mr. Imbrogno joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional. In 2004, Mr. Imbrogno co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Imbrogno served as a managing director and partner at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1985 to 2004. Mr. Imbrogno also served as the head of Wachovia Securities’ private equity group coverage effort from 1998 to 2002. Mr. Imbrogno earned a bachelor of arts from Davidson College and a master of business administration from the University of Virginia’s Darden School of Business.

J. Stephen Dockery has served as a senior origination professional of our investment advisor since June 2011. Mr. Dockery has over 21 years of experience advising clients on mergers and acquisitions and corporate finance transactions. In 2006, Mr. Dockery joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Dockery served in various capacities at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co., including managing director and officer from 1997 to 2006. Prior to joining Bowles Hollowell Conner & Co., Mr. Dockery worked as a corporate attorney for Robinson Bradshaw & Hinson, P.A. Mr. Dockery earned a bachelor of arts from Davidson College and a juris doctor from Yale Law School.

Michael J. Miller has served as a senior origination professional of our investment advisor since June 2011. Mr. Miller has over 21 years of leveraged finance and corporate lending and origination experience. In 2010, Mr. Miller joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Miller served in various capacities, including managing director and head of business development, at Allied Capital Corporation from 2005 until 2010. Prior to joining Allied Capital Corporation, Mr. Miller spent more than 16 years with JPMorgan Chase and its predecessors where he worked in their middle-market leveraged finance, asset based and corporate lending groups. Mr. Miller earned his bachelor of science in industrial and labor relations from Cornell University and his master of business administration from The Stern School at New York University.

Portfolio Management

Each investment opportunity requires the approval of five of the seven members of the investment committee responsible for advising us, and generally receives the unanimous approval of the investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval in addition to what was obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by the members of the investment committee. Biographical information with respect to the members of the investment committee is set out under “—Investment Committee.”

Each of our advisor’s investment committee members has ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment advisor. Each of the members of the investment committee will receive compensation and/or profit distributions from our investment advisor. None of the members of the investment committee receive any direct compensation from us. The following table shows the dollar range of our common stock beneficially owned by each member of our investment advisor’s investment committees as of August 17, 2012:

Portfolio Managers of our Investment Advisor	Dollar Range of Equity Securities in Fidus Investment Corporation (1)
Edward H. Ross	Over $1,000,000
John J. Ross, II	$500,001-$1,000,000
B. Bragg Comer, III	$500,001-$1,000,000
Thomas C. Lauer	Over $1,000,000
Paul E. Tierney, Jr.	Over $1,000,000
John H. Grigg	$100,001-$500,000
W. Andrew Worth	$500,001-$1,000,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

MANAGEMENT AND OTHER AGREEMENTS

Our investment advisor is located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. Our investment advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our investment advisor manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our investment advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.

Investment Advisory Agreement

Management Fee

Pursuant to the Investment Advisory Agreement, we pay our investment advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are appropriately prorated. The base management fee is payable quarterly in arrears.

Incentive Fee

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and distributions paid on any outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income that we have not yet received in cash. Our investment advisor is not under any obligation to reimburse us for any part of the incentive fee it receives that was based on accrued interest that we never actually receive.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

We pay our investment advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (that exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our investment advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of our net realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our investment advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2625%

Incentive fee	= 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)
= 100.0% × (2.2625% – 2.0%)
= 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.8625%

Incentive fee = 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)

Incentive fee = 100.0% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))

“Catch-up”	= 2.5% – 2.0%
=0.5%

Incentive fee	= (100.0% × 0.5%) + (20.0% × (2.8625% – 2.5%))
=0.5% +(20.0% × 0.3625%)
=0.5% + 0.0725%
=0.575%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.575%.

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1

Assumptions

Year 1 : $5.0 million investment made in Company A (“Investment A”), and $7.5 million investment made in Company B (“Investment B”)

Year 2 : Investment A sold for $12.5 million and fair market value (“FMV”) of Investment B determined to be $8.0 million

Year 3 : FMV of Investment B determined to be $6.25 million

Year 4 : Investment B sold for $7.75 million

The capital gains portion of the incentive fee would be:

Year 1 : None

Year 2 : Capital gains incentive fee of $1.5 million — ($7.5 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3 : None — $1.25 million (20.0% multiplied by ($7.5 million cumulative capital gains less $1.25 million cumulative capital depreciation)) less $1.5 million (previous capital gains fee paid in Year 2)

Year 4 : Capital gains incentive fee of $50,000 — $1.55 million ($7.75 million cumulative realized capital gains multiplied by 20.0%) less $1.5 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1 : $4.0 million investment made in Company A (“Investment A”), $7.5 million investment made in Company B (“Investment B”) and $6.25 million investment made in Company C (“Investment C”)

Year 2 : Investment A sold for $12.5 million, FMV of Investment B determined to be $6.25 million and FMV of Investment C determined to be $6.25 million

Year 3 : FMV of Investment B determined to be $6.75 million and Investment C sold for $7.5 million

Year 4 : FMV of Investment B determined to be $8.75 million

Year 5 : Investment B sold for $5.0 million

The capital gains incentive fee, if any, would be:

Year 1 : None

Year 2 : $1.45 million capital gains incentive fee — 20.0% multiplied by $7.25 million ($8.5 million realized capital gains on Investment A less $1.25 million unrealized capital depreciation on Investment B)

Year 3 : $0.35 million capital gains incentive fee (1) — $1.8 million (20.0% multiplied by $9.0 million ($9.75 million cumulative realized capital gains less $0.75 million unrealized capital depreciation)) less $1.45 million capital gains incentive fee received in Year 2

Year 4 : None

Year 5 : None — $1.45 million (20.0% multiplied by $7.25 million (cumulative realized capital gains of $9.75 million less realized capital losses of $2.5 million)) is less than $1.8 million cumulative capital gains incentive fee paid in Year 2 and Year 3 (2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 2 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($1.8 million) is effectively greater than $1.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($7.25 million)).

Payment of Our Expenses

All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Discussion and Analysis of Results of Operations – Expenses.”

Duration and Termination

The Investment Advisory Agreement was first approved by our board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, on June 14, 2011. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment advisor;

•	the fee structures of comparable externally managed BDCs that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, the board of directors concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date of June 20, 2011. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our investment advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities, by vote, may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its officers, directors, members, managers, partners, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement.

Administration Agreement

Pursuant to the Administration Agreement, Fidus Investment Advisors, LLC acts as our administrator and furnishes us with office facilities and equipment and clerical, book-keeping and record-keeping services at such facilities. Under the Administration Agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement has an initial term of two years and may be renewed with the approval of our board of directors or by a vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Administration Agreement without penalty. To the extent that our investment advisor outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our investment advisor.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement.

License Agreement

We have entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC has agreed to grant us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Under this agreement, we have a right to use the “Fidus” name for so long as our investment advisor remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Fidus” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our investment advisor remains in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We acquired the Fund through the merger of the Fund with our wholly-owned subsidiary, and, as a result, we acquired 100.0% of the limited partnership interests in the Fund. In addition, we have acquired Fidus Mezzanine Capital GP, LLC, the Fund’s general partner, through a merger of Fidus Mezzanine Capital GP, LLC with and into our wholly-owned subsidiary and, as a result, we acquired 100.0% of the general partnership interests in the Fund. Fidus Mezzanine Capital GP, LLC’s partnership interest in the Fund was converted into shares of our common stock on the same terms as the partnership interests held by the limited partners. The former members of Fidus Mezzanine Capital GP, LLC each received a pro rata portion of these shares of our common stock in exchange for their interest in Fidus Mezzanine Capital GP, LLC. All of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of the Fund are members, officers, investment committee members and investment professionals of our investment advisor and, therefore, received a financial benefit from the formation transactions. Moreover, some of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of the Fund are officers, directors and former five percent beneficial owners of the Company and the Fund, including Mr. E. Ross, who is the chief executive officer of the Company and chairman of the board of directors of the Company and the Fund, Mr. Lauer who is a director of the Company and the Fund, Ms. Schaefer who is the chief financial officer, chief compliance officer and secretary of the Company and PineBridge Secondary Partners II Holdings, L.P., a former five percent beneficial owner of the Company. In connection with these formation transactions, we issued and exchanged 3,702,778 shares of our common stock at $15.00 per share for 100.0% of the limited partnership interests in the Fund and 353,743 shares of our common stock at $15.00 per share for 100.0% of the equity interests of Fidus Mezzanine Capital GP, LLC.

Investment Advisory Agreement

Under the Investment Advisory Agreement with our investment advisor, we pay our investment advisor a management fee and incentive fee that consists of an income incentive fee and a capital gains incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our investment advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from our investment advisor to assist our board of directors with the valuation of our portfolio investments. Our investment advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of our investment advisor are involved in the valuation process for our portfolio investments. The base management fee under the Investment Advisory Agreement for the year ended December 31, 2011 totaled $1.7 million. The income incentive fee expense for the year ended December 31, 2011 totaled $1.3 million. The capital gain incentive fee accrued for the year ended December 31, 2011 totaled $0.3 million. The base management fee under the Investment Advisory Agreement for the six months ended June 30, 2012 totaled $1.9 million. The income incentive fee expense for the six months ended June 30, 2012 totaled $1.8 million. The capital gain incentive fee accrued for the six months ended June 30, 2012 totaled $0.1 million.

Mr. E. Ross is the chairman of the board of directors of the Company and the Fund and the chairman of our investment advisor’s investment committee. Moreover, Mr. E. Ross is the chief executive officer of our investment advisor and Ms. Schaefer, who is the chief financial officer, chief compliance officer and secretary of the Company is also the chief financial officer, chief compliance officer and assistant secretary of our investment advisor. The board of managers of our investment advisor, the manager of Fidus Investment GP, LLC, the general partner of the Fund, currently controls the Fund. The following people are members of the board of managers of our investment advisor: Messrs. E. Ross, Lauer, Comer, J. Ross and Andrew W. Worth and Ms. Schaefer. Officers and members of the board of managers of our investment advisor receive a benefit from the fees paid to our investment advisor pursuant to the Investment Advisory Agreement. Our board of directors, which consists of a majority of non-interested directors, has approved the Investment Advisory Agreement, including the fees paid pursuant to such agreement.

Administration Agreement

Pursuant to the administration agreement, our investment advisor furnishes us with office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the administration agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. Under the administration agreement, administrative expenses for services provided for the year ended December 31, 2011 totaled $0.4 million and for the six months ended June 30, 2012 totaled $0.4 million.

Conflicts of Interest

Our investment advisor may in the future manage investment vehicles with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and the allocation of investment opportunities. The 1940 Act generally prohibits us from making certain negotiated co-investments with affiliates unless we first obtain an order from the SEC permitting us to do so. On March 27, 2012, the SEC granted us an order for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. In particular, this relief permits Fidus Investment Corporation and Fidus Mezzanine Capital, L.P. to operate effectively as one company by specifically allowing them to engage in certain transactions with each other and invest in securities in which the other is or proposes to be an investor.

Where co-investments can be made, or where an investment opportunity becomes available to one investment vehicle managed by our investment advisor, then an equitable allocation must be made with respect to the investment. Our investment advisor will seek to ensure the equitable allocation of investment opportunities when we invest alongside other accounts managed by our investment advisor. When we invest alongside such other accounts as permitted, such investments will be made consistent with our investment advisor’s allocation policy. The allocation policy provides that allocations among us and other accounts will be based on certain factors determined by our investment advisor, including but not limited to: (1) the targeted asset mix and diversification requirements and other investment policies and restrictions for the entity, including those imposed by the entities organizational documents, policies, applicable laws, rules, regulations or interpretations; (2) the risk and return profile for the entity; (3) the suitability/priority of a particular investment for the entity; (4) if applicable, the target position size of the investment for the entity; and (5) the level of available cash for investment with respect to the particular entity.

In addition, certain members of our investment advisor and its investment committee are also members of Fidus Partners, LLC, a merchant banking firm. Fidus Partners, LLC may in the future serve as an advisor to our portfolio companies and we may invest in companies that Fidus Partners, LLC is advising. Fidus Partners, LLC may receive fees in connection with these advisory services, subject to regulatory restrictions imposed by the 1940 Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of August 17, 2012, we are not aware of any 5.0% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25.0% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 17, 2012. Percentage of beneficial ownership is based on 9,427,021 shares of common stock outstanding as of August 17, 2012. The business address of each person below is 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Interested Directors:
Edward H. Ross	164,509	1.7%	over $	100,000
Thomas C. Lauer	67,798	*	over $	100,000
Independent Directors:
Raymond L. Anstiss, Jr. (4)	12,143	*	over $	100,000
Charles D. Hyman	18,000	*	over $	100,000
Charles G. Phillips	0	*		None
Executive Officers Who Are Not Directors:
Cary L. Schaefer	20,565	*

All Directors and Executive Officers as a Group	283,015	3.0%	over $	100,000

*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $16.10 per share as of August 17, 2012.
(4)	Includes 5,133 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, 2,000 shares held by Mr. Anstiss’s son and 2,000 shares held by Mr. Anstiss’s daughter. Mr. Anstiss has discretionary voting and investment power over the 5,133 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, the 2,000 shares held by his son and the 2,000 shares held by his daughter.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 6, 2012, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at a discount from net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. It should be noted that the maximum number of shares issuable below net asset value pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	50.0% Participation		150.0% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution / Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution / Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution / Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution / Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to generally use newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with its obligation under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1-877-573-4005.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold shares of our common stock as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of its partners will generally depend upon the status of the partners and the activities of the partnership. Each partner in a partnership that is considering acquiring shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than Shares of our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, subscription rights, debt securities, or warrants to purchase our common stock, preferred stock or debt securities, the U.S.

federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold with original issue discount, and the tax treatment of sales, exchanges or retirements of our debt securities.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2011. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders. To maintain our status as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our status as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. In such case, we must distribute any such carryover taxable income through a distribution declared prior to filing the final tax return for the year in which we generated such taxable income. Even if we maintain our status as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we maintain our status as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in the preceding calendar year and on which we paid no U.S. federal income tax.

In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividends, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to our receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid corporate-level U.S. federal income tax or the 4.0% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long- term capital loss arising on the first day of the following year. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

We may make distributions that are payable in cash or shares of our stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends to the extent of the distributing corporation’s current and accumulated earnings and profits. The Internal Revenue Service has issued private letter rulings indicating that such treatment will apply under circumstances in which the total amount of cash distributed is limited to as little as 20.0% of the total distribution. If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

Failure To Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be compulsory. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15.0% through 2012). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and pay the corporate-level tax on such built-in gain.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders. Prospective investors should consult their own tax advisers before making an investment in shares of our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15.0% through 2012) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. We do not expect that a significant portion of distributions paid by us will constitute qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15.0% through 2012 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional shares of our common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of our common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since the maximum regular corporate tax rate currently exceeds the maximum rate payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid by us for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares of our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares of our common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct a capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax (at a maximum rate of 15.0% through 2012) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate which also applies to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of shares of, our common stock.

A “publicly offered” RIC is a RIC whose shares of stock are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a noncorporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a publicly offered RIC.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 15.0% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding (at a rate of 28.0% through 2012), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by U.S. stockholders that own their shares of our common stock through foreign accounts or foreign intermediaries. In addition, for taxable years beginning after December 31, 2014, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of shares of our common stock received by U.S. stockholders that own their shares of our common stock through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts so withheld.

Under applicable Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust, or a partnership with at least one noncorporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply in the event of a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in such shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in shares of our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, generally will be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Under a provision that applied to taxable years beginning before January 1, 2012, properly reported dividends received by a Non-U.S. stockholder generally were exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10.0% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). We cannot be certain that this exception will apply for any taxable years beginning after December 31, 2011. If, however, this exception is extended, and depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding if extended, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares of our common stock held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of shares of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, generally will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on the capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of shares of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares our common stock.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by certain Non-U.S. stockholders. In addition, for taxable years beginning after December 31, 2014, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of shares of our common stock received by certain Non-U.S. stockholders. If payment of withholding taxes is required, Non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock.

Sunset of Reduced Tax Rate Provisions

Certain tax laws providing for certain reduced tax rates described herein are subject to sunset provisions. The sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions that currently are included in the Code will revert back to a prior version of those provisions. Such provisions include those related to the reduced maximum income tax rates generally applicable to ordinary income, long-term capital gain and qualified dividend income recognized by certain noncorporate taxpayers and certain other tax rate provisions described herein. The impact of this reversion is not discussed herein. Consequently, prospective stockholders should consult their own tax advisers regarding the effect of these sunset provisions on an investment in shares of our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made by us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions to U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in shares of our common stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisers concerning the tax considerations relevant to their particular situations.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 9,427,021 were outstanding as of August 17, 2012. Our common stock trades on the Nasdaq Global Select Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Long-Term Debt

The debentures issued by the Fund to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. As of June 30, 2012, the Fund had $121.3 million of SBA debentures. With $75.0 million of regulatory capital as of June 30, 2012, the Fund has the current capacity to issue up to a total of $150.0 million of SBA debentures.

Outstanding Securities

The following table shows our outstanding classes of securities:

(a) Title of Class	(b) Amount Authorized		(c) Amount Held by us or for Our Account	(d) Amount Outstanding Exclusive of Amounts Shown Under (c)
Common Stock	100,000,000		—	9,427,021
SBA Debentures	$150.0 million	(1)	—	$121.3 million

(1)

Based on $75.0 million of regulatory capital as of June 30, 2012. For more information regarding our limitations as to SBA debenture issuances, see “Regulation — Small Business Administration Regulations.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay, without requiring a preliminary determination of the ultimate entitlement to indemnification, or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our charter and bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and (b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President and our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply, with respect to all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The distribution rate to be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities we may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities.

If we offer debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other material terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Payment

Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.

•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.0%.

•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring the Holder’s Approval

First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair the holder’s right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

•

modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Resignation of Trustee

The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency”

registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2012 Annual Meeting of Stockholders.

REGULATION

We and the Fund have elected to be treated as BDCs under the 1940 Act and we have elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100.0% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3.0% of the voting stock of any registered investment company, invest more than 5.0% of the value of our total assets in the securities of one investment company or invest more than 10.0% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

•

is controlled by a business BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our investment advisor, acting as our administrator, has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets or temporary investments. Typically, we invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by U.S. government securities, including securities issued by certain U.S. government agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty (other than repurchase agreements fully collateralized by U.S. government securities), we would not satisfy the asset diversification requirements for qualification as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into any such repurchase agreements that would cause us to fail such asset diversification requirements. Our investment advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance (exclusive of the SBA debentures pursuant to our SEC exemptive relief). In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.”

Codes of Ethics

We, the Fund and our investment advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the joint code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0300. In addition, the joint code of ethics is attached hereto as exhibit (R)(1) and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of the joint code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The joint code of ethics is also available on our website at www.fdus.com.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment advisor. The proxy voting policies and procedures of our investment advisor are set out below. The guidelines are reviewed periodically by our investment advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to our investment advisor.

Introduction

As an investment advisor registered under the Advisers Act, our investment advisor has a fiduciary duty to act solely in our best interests. As part of this duty, our investment advisor recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our investment advisor’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6, under the Advisers Act.

Proxy Policies

Our investment advisor votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our investment advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our investment advisor will vote in favor of proposals that it believes are likely to increase the value of the portfolio securities we hold. Although our investment advisor will generally vote against proposals that may have a negative effect on our portfolio securities, our investment advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment advisor’s senior investment professionals who are responsible for monitoring each of our portfolio investments. To ensure that our investment advisor’s vote is not the product of a conflict of interest, our investment advisor requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our investment advisor will disclose such conflicts to us, including our independent directors, and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our investment advisor voted proxies for us by making a written request for proxy voting information to: Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations, or by calling Fidus Investment Corporation collect at (847) 859-3940.

Compliance Policies and Procedures

We, the Fund and our investment advisor have each adopted and implemented written policies and procedures reasonably designed to prevent violation of federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. On March 27, 2012, the SEC granted us the exemptive relief we requested allowing us to take certain actions, including engaging in certain transactions with our affiliates, that would otherwise be prohibited by the 1940 Act, as applicable to BDCs.

Small Business Administration Regulations

The Fund is licensed by the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. The Fund’s SBIC license became effective on October 22, 2007.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. The Fund has typically invested in senior subordinated debt, acquired warrants and/or made other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after U.S. federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to two times the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, and do not require any principal payments prior to maturity. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 under the Exchange Act, beginning with our fiscal year ended December 31, 2012, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

The Nasdaq Global Select Market Corporate Governance Regulations

The Nasdaq Global Select Market has adopted corporate governance regulations with which listed companies must comply. We are in compliance with such corporate governance listing standards applicable to BDCs.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if holders of a majority of the number of shares of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On June 6, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 6, 2013 or the date of our 2013 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and the legality of the securities offered by us and certain matters with respect to Maryland law will be passed upon by Venable LLP, Baltimore, Maryland. Bass, Berry & Sims PLC also represents our investment advisor. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company and its subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2011 appearing in this prospectus and registration statement have been audited by McGladrey LLP (formerly McGladrey & Pullen, LLP), an independent registered public accounting firm, as stated in their reports appearing elsewhere herein, which reports express an unqualified opinion, and includes an explanatory paragraph relating to the Company’s investments whose fair values have been estimated by management, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fidus and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fidus.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Advisor. It is our policy that only authorized employees of our investment advisor who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

FINANCIAL STATEMENTS

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

	June 30, 2012 (unaudited)	December 31, 2011
ASSETS
Investments, at fair value
Control investments (cost: $20,420,177 and $19,916,617, respectively)	$29,844,891	$28,598,962
Affiliate investments (cost: $51,531,946 and $49,913,338, respectively)	50,132,504	50,058,243
Non-control/non-affiliate investments (cost: $149,151,373 and $122,709,976, respectively)	154,077,960	126,088,167

Total investments, at fair value (cost: $221,103,496 and $192,539,931, respectively)	234,055,355	204,745,372
Cash and cash equivalents	27,630,427	39,058,516
Interest receivable	2,057,290	1,686,851
Deferred financing costs (net of accumulated amortization of $1,346,073 and $1,134,767, respectively)	3,094,240	2,687,233
Prepaid expenses and other assets	667,818	465,171

Total assets	267,505,130	248,643,143

LIABILITIES
SBA debentures	121,250,000	104,000,000
Accrued interest payable	1,918,767	1,718,989
Due to affiliates	2,441,474	2,162,160
Accounts payable and other liabilities	293,671	279,849

Total liabilities	125,903,912	108,160,998

Net assets	$141,601,218	$140,482,145

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 9,427,021 shares issued and outstanding)	$9,427	$9,427
Additional paid-in capital	138,648,226	138,648,226
Undistributed net investment income	794,702	422,049
Accumulated net realized loss on investments	(481,937)	(481,937)
Accumulated net unrealized appreciation on investments	2,630,800	1,884,380

Total net assets	$141,601,218	$140,482,145

Net asset value per share	$15.02	$14.90

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Investment income:
Interest and fee income
Control investments	$729,586	$853,890	$1,449,614	$1,673,388
Affiliate investments	1,779,768	1,057,828	3,561,344	1,924,688
Non-control/non-affiliate investments	4,903,174	3,271,050	9,819,658	6,246,134

Total interest and fee income	7,412,528	5,182,768	14,830,616	9,844,210
Dividend income
Control investments	—	120,300	—	236,376
Affiliate investments	30,454	—	60,858	—
Non-control/non-affiliate investments	151,426	—	271,928	—

Total dividend income	181,880	120,300	332,786	236,376
Interest on idle funds and other income	34,130	16,219	61,617	32,464

Total investment income	7,628,538	5,319,287	15,225,019	10,113,050

Expenses:
Interest expense	1,569,250	1,394,767	3,011,864	2,719,052
Base management fee	1,005,306	999,190	1,944,714	2,035,403
Less: management fee offset	—	(430,208)	—	(430,208)
Incentive fee	1,045,933	—	1,923,416	—
Administrative service expenses	223,766	22,173	453,142	22,173
Professional fees	156,121	90,677	413,152	170,350
Other general and administrative expenses	285,454	82,759	501,817	106,121

Total expenses	4,285,830	2,159,358	8,248,105	4,622,891

Net investment income before income taxes	3,342,708	3,159,929	6,976,914	5,490,159
Income tax expense (benefit)	(8,275)	—	5,346	—

Net investment income	3,350,983	3,159,929	6,971,568	5,490,159

Net realized and unrealized gains (losses) on investments:
Realized loss on non-control/non-affiliate investments	—	—	—	(7,935,430)
Net change in unrealized appreciation on investments	848,374	1,437,313	746,420	10,385,661

Net gain on investments	848,374	1,437,313	746,420	2,450,231

Net increase in net assets resulting from operations	$4,199,357	$4,597,242	$7,717,988	$7,940,390

Per common share data:(1)
Net investment income per share-basic and diluted	$0.36	$0.33	$0.74	$0.58

Net increase in net assets resulting from operations per share-basic and diluted	$0.45	$0.49	$0.82	$0.84

Dividends paid per share	$0.36	n/a	$0.70	n/a

Weighted average number of shares outstanding—basic and diluted	9,427,021	9,427,021	9,427,021	9,427,021

(1)	The weighted average shares outstanding for the three and six months ended June 30, 2011, are based on the assumption that the number of shares issued in the Formation Transactions and Offering (including the over-allotment) in June and July 2011 (9,427,021 shares of common stock) had been issued on January 1, 2011.

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets (unaudited)

		Common Stock		Additional Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Accumulated Net Unrealized Appreciation on Investments	Total Net Assets
	Partners’ Capital	Number of Shares	Par Value
Balances at December 31, 2010	$52,004,664	—	$—	$—	$—	$—	$—	$52,004,664

Capital contributions	7,000,000	—	—	—	—	—	—	7,000,000
Capital distributions	(1,500,000)							(1,500,000)
Net investment income through June 20, 2011	5,077,597	—	—	—	—	—	—	5,077,597
Realized loss on investments through June 20, 2011	(7,935,430)	—	—	—	—	—	—	(7,935,430)
Net change in unrealized appreciation on investments through June 20, 2011	10,385,661	—	—	—	—	—	—	10,385,661
Formation transactions	(65,032,492)	4,056,521	4,057	65,028,435	—	—	—	—
Public offering of common stock, net of expenses	—	4,670,000	4,670	63,909,505	—	—	—	63,914,175
Net investment income June 21 to June 30, 2011	—	—	—	—	412,562	—	—	412,562

Balances at June 30, 2011	$—	8,726,521	$8,727	$128,937,940	$412,562	$—	$—	$129,359,229

Balances at December 31, 2011	$—	9,427,021	$9,427	$138,648,226	$422,049	$(481,937)	$1,884,380	$140,482,145
Net increase in net assets resulting from operations	—	—	—	—	6,971,568	—	746,420	7,717,988
Dividends paid	—	—	—	—	(6,598,915)	—	—	(6,598,915)

Balances at June 30, 2012	$—	9,427,021	$9,427	$138,648,226	$794,702	$(481,937)	$2,630,800	$141,601,218

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2012	2011
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$7,717,988	$7,940,390
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investments	(746,420)	(10,385,661)
Realized loss on investments	—	7,935,430
Interest and dividend income paid-in-kind	(2,269,572)	(2,084,385)
Accretion of original issue discount	(548,425)	(304,877)
Accretion of origination fees	(49,844)	—
Amortization of deferred financing costs	211,306	180,339
Purchase of investments	(33,368,812)	(19,591,858)
Principal payments received on debt securities	7,397,526	5,035,791
Proceeds from loan origination fees	275,564	31,250
Changes in operating assets and liabilities:
Interest receivable	(370,439)	(1,326,255)
Prepaid expenses and other assets	(202,647)	(290,222)
Accrued interest payable	199,778	52,098
Due to affiliates	279,314	91,683
Accounts payable and other liabilities	13,822	627,167

Net cash used in operating activities	(21,460,861)	(12,089,110)

Cash Flows from Financing Activities
Proceeds from initial public offering, net of expenses	—	63,914,175
Proceeds received from SBA debentures	17,250,000	3,250,000
Payment of deferred financing costs	(618,313)	(78,813)
Capital contributions	—	7,000,000
Capital distributions	—	(1,500,000)
Dividends paid to shareholders	(6,598,915)	—

Net cash provided by financing activities	10,032,772	72,585,362

Net (decrease) increase in cash and cash equivalents	(11,428,089)	60,496,252

Cash and cash equivalents:
Beginning of period	39,058,516	1,757,139

End of period	$27,630,427	$62,253,391

Supplemental Disclosure of Cash Flow Information
Cash payments for interest	$2,600,780	$2,486,616

See Notes to Consolidated Financial Statements (unaudited).

Fidus Investment Corporation

Consolidated Schedule of Investments

June 30, 2012 (unaudited)

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investments (5)

Worldwide Express Operations, LLC	Transportation
Subordinated Note	Services	11.0%/3.0%	2/1/2014	$8,813,159	$8,813,159	$8,813,159
Subordinated Note		10.0%/4.0%	2/1/2014	11,518,332	11,336,628	11,518,332
Warrant (213,381 units) (7)					—	8,065,400
Common Units (51,946 units) (7)					270,390	1,448,000

Sub Total					20,420,177	29,844,891	21%

Total Control Investments					20,420,177	29,844,891	21%

Affiliate Investments (5)

Avrio Technology Group, LLC	Electronic
Subordinated Note	Control	9.0%/7.5%	10/15/2015	8,883,175	8,883,175	7,345,285
Common Units (1,000 units) (7)	Supplier				1,000,000	—

Sub Total					9,883,175	7,345,285	5%

Malabar International	Aerospace &
Subordinated Note	Defense	12.5%/2.5%	5/21/2017	4,924,793	4,892,428	4,924,793
Preferred Equity (1,494 shares) (6)	Manufacturing	6.0%/0.0%			1,986,516	2,637,900

Sub Total					6,878,944	7,562,693	5%

Medsurant Holdings, LLC	Healthcare
Subordinated Note	Services	14.0%/0.0%	4/12/2016	7,250,000	5,840,681	7,250,000
Preferred Units (60,977 units) (7)					698,804	793,400
Warrant (222,224 units) (7)					2,182,466	2,871,600

Sub Total					8,721,951	10,915,000	8%

Paramount Building Solutions, LLC	Retail
Subordinated Note	Cleaning	12.0%/4.0%	2/15/2014	6,367,931	6,367,931	6,367,931
Common Units (107,143 units) (7)					1,500,000	631,600

Sub Total					7,867,931	6,999,531	5%

Trantech Radiator Products, Inc.	Utility
Subordinated Note	Equipment	12.0%/1.8%	5/4/2017	9,105,401	9,065,163	9,105,401
Common Shares (6,875 shares)	Manufacturer				687,500	850,400

Sub Total					9,752,663	9,955,801	7%

Westminster Cracker Company, Inc.	Specialty
Subordinated Note	Cracker	14.0%/4.0%	11/17/2014	7,219,085	7,219,085	6,999,994
Common Units (1,208,197 units)	Manufacturer				1,208,197	354,200

Sub Total					8,427,282	7,354,194	5%

Total Affiliate Investments					51,531,946	50,132,504	35%

Non-Control/Non-Affiliate Investments(5)

Acentia, LLC (f/k/a ITSolutions)	IT Services
Common Units (499 units)				500,000	500,000	322,600	0%

Fidus Investment Corporation

Consolidated Schedule of Investments

June 30, 2012 (continued) (unaudited)

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

ACFP Management, Inc.	Restaurants
Subordinated Note		12.0%/2.0%	6/29/2017	$7,475,838	$7,442,194	$7,475,838	5%

Brook & Whittle Limited	Specialty
Subordinated Note	Printing	12.0%/4.8%	8/9/2016	6,469,456	6,469,456	6,469,456
Subordinated Note		12.0%/2.0%	8/9/2016	2,140,135	2,043,639	2,003,484
Warrant (1,051 shares)					285,000	478,100
Common Shares (148 shares)					110,374	67,300

Sub Total					8,908,469	9,018,340	6%

Brook Furniture Rental, Inc.	Furniture
Subordinated Note	Rental	12.0%/1.5%	9/30/2016	7,687,208	7,240,462	7,687,208
Warrants (2.5%)					485,188	502,600

Sub Total					7,725,650	8,189,808	6%

Caldwell & Gregory, LLC	Laundry
Subordinated Note	Services	12.5%/1.5%	4/23/2016	1,875,838	1,875,838	1,875,838
Preferred Units (11,628 units) (7)					1,162,786	1,472,700
Common Units (4,464 units) (7)					4,464	228,600

Sub Total					3,043,088	3,577,138	3%

Connect-Air International, Inc.	Specialty
Subordinated Note	Distribution	12.5%/3.0%	12/31/2014	4,213,879	4,213,879	4,213,879
Preferred Interest (6)		0.0%/10.0%	12/31/2014		5,362,648	5,741,298

Sub Total					9,576,527	9,955,177	7%

Continental Anesthesia Management, LLC	Healthcare
Senior Secured Loan	Services	13.5%/0.0%	11/10/2014	10,200,000	10,068,425	10,200,000
Warrant (263 shares)					276,070	161,300

Sub Total					10,344,495	10,361,300	7%

Convergent Resources, Inc.	Debt Collection
Subordinated Note	Services	13.0%/3.0%	12/27/2017	5,501,833	5,446,916	5,446,916	4%

FutureTech Holding Company	IT Services
Subordinated Note		13.5%/5.5%	2/29/2016	7,657,981	7,589,855	7,589,855	5%

Goodrich Quality Theaters, Inc.	Movie
Subordinated Note	Theaters	12.8%/0.0%	3/31/2015	12,500,000	12,081,762	12,500,000
Warrant (71 shares)					750,000	2,293,600

Sub Total					12,831,762	14,793,600	10%

Innovative Product Achievement, LLC	Healthcare
Subordinated Note	Products	13.0%/2.5%	12/21/2016	6,334,073	6,308,635	6,334,073	4%

Jacob Ash Holdings, Inc.	Apparel
Subordinated Note	Distribution	13.0%/4.0%	8/11/2016	3,500,000	3,485,595	3,500,000
Subordinated Note		13.0%/0.0%	8/11/2016	1,750,000	1,715,587	1,750,000
Preferred Equity (500 shares) (6)		0.0%/15.0%	8/11/2016		539,026	567,500
Warrant (129,630 shares)					67,408	67,408

Sub Total					5,807,616	5,884,908	4%

Jan-Pro Holdings, LLC	Commercial
Subordinated Note	Cleaning	12.5%/3.5%	3/18/2017	7,479,909	7,479,909	7,479,909
Preferred Equity (1,054,619 shares)					832,124	416,000

Sub Total					8,312,033	7,895,909	6%

K2 Industrial Services, Inc.	Industrial
Subordinated Note	Cleaning	11.8%/2.0%	5/23/2017	12,147,904	12,094,465	12,147,904
Preferred Equity (1,200 shares)	& Coatings				1,200,000	1,024,200

Sub Total					13,294,465	13,172,104	9%

Fidus Investment Corporation

Consolidated Schedule of Investments

June 30, 2012 (continued) (unaudited)

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Lightning Diversion Systems, Inc.	Aerospace &
Revolving Loan ($1,000,000 commitment)	Defense Manufacturing	12.0%/0.0%	6/17/2017	$200,000	$195,033	$195,033
Senior Secured Loan		12.0%/0.0%	6/17/2017	7,412,742	7,375,924	7,375,924
Common Units (600,000 units)					600,000	600,000

Sub Total					8,170,957	8,170,957	6%

Nobles Manufacturing, Inc.	Aerospace &
Subordinated Note	Defense Manufacturing	13.0%/3.0%	4/6/2016	6,825,000	6,825,000	6,825,000
Preferred Equity (1,300,000 shares)					1,300,000	1,928,600
Common Equity (1,300,000 shares)					—	—

Sub Total					8,125,000	8,753,600	6%

Restoration Holdco, LLC	Restoration &
Senior Secured Loan	Mitigation	13.0%/1.0%	8/11/2016	4,764,812	4,606,888	4,600,808
Warrant (11 units)	Services				141,701	39,700

Sub Total					4,748,589	4,640,508	3%

Simplex Manufacturing Co.	Aerospace &
Subordinated Note	Defense	13.0%/0.0%	10/31/2013	4,550,000	4,372,104	4,550,000
Warrant (24 shares)	Manufacturing				710,000	991,700

Sub Total					5,082,104	5,541,700	4%

Tulsa Inspection Resources, Inc.	Oil & Gas
Subordinated Note	Services	14.0%/0.0%	3/12/2014	4,000,000	3,933,154	4,000,000
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	1,187,200
Common Equity (1 share)					94,500	94,500

Sub Total					4,869,560	5,930,171	4%

United Biologics, LLC	Healthcare
Senior Secured Loan	Services	12.0%/2.0%	3/5/2017	10,065,717	9,185,341	9,185,341
Common Equity (88,968 units) (7)					1,000,000	1,000,000
Warrant (78,148 units)					838,117	838,117

Sub Total					11,023,458	11,023,458	8%

Total Non-Control/Non-Affiliate Investments					149,151,373	154,077,960	109%

Total Investments					$221,103,496	$234,055,355	165%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.
(5)	See Note 2—Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing. Maturity date, if any, represents mandatory redemption date.
(7)	Investment is held by a wholly-owned subsidiary of the Company.

Fidus Investment Corporation

Consolidated Schedule of Investments

December 31, 2011

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investments (5)

Worldwide Express Operations, LLC	Transportation
Subordinated Note	Services	11.0%/3.0%	2/1/2014	$8,683,141	$8,683,141	$8,683,141
Subordinated Note		0.0%/14.0%	2/1/2014	11,200,821	10,963,086	11,200,821
Warrant (213,381 units) (7)					—	7,386,100
Common Units (51,946 units) (7)					270,390	1,328,900

Sub Total					19,916,617	28,598,962	20%

Total Control Investments					19,916,617	28,598,962	20%

Affiliate Investments (5)

Avrio Technology Group, LLC	Electronic
Subordinated Note	Control	9.0%/7.5%	10/15/2015	8,560,918	8,560,918	8,061,600
Common Units (1,000 units) (7)	Supplier				1,000,000	372,200

Sub Total					9,560,918	8,433,800	6%

Malabar International	Aerospace &
Subordinated Note	Defense	12.5%/2.5%	5/21/2017	4,863,472	4,827,896	4,827,896
Preferred Equity (1,494 shares) (6)	Manufacturing				1,985,329	1,985,329

Sub Total					6,813,225	6,813,225	5%

Medsurant Holdings, LLC	Healthcare
Subordinated Note	Services	14.0%/0.0%	4/12/2016	7,250,000	5,676,797	7,250,000
Preferred Units (40,750 units) (7)					500,000	500,000
Warrant (166,970 units) (7)					1,669,700	1,989,900

Sub Total					7,846,497	9,739,900	7%

Paramount Building Solutions, LLC	Retail
Subordinated Note	Cleaning	12.0%/4.0%	2/15/2014	6,240,663	6,240,663	6,240,663
Common Units (107,143 units) (7)					1,500,000	1,745,400

Sub Total					7,740,663	7,986,063	6%

Trantech Radiator Products, Inc.	Utility
Subordinated Note	Equipment	12.0%/1.8%	5/4/2017	9,025,375	8,981,055	8,981,055
Common Shares (6,875 shares)	Manufacturer				687,500	687,500

Sub Total					9,668,555	9,668,555	7%

Westminster Cracker Company, Inc.	Specialty
Subordinated Note	Cracker	14.0%/4.0%	11/17/2014	7,075,283	7,075,283	6,901,700
Common Units (1,208,197 units)	Manufacturer				1,208,197	515,000

Sub Total					8,283,480	7,416,700	5%

Total Affiliate Investments					49,913,338	50,058,243	36%

Non-Control/Non-Affiliate Investments (5)

ACFP Acquisition Company, Inc.	Restaurants
Subordinated Note		12.0%/2.0%	6/29/2017	7,400,822	7,363,840	7,363,840	5%

Fidus Investment Corporation

Consolidated Schedule of Investments

December 31, 2011 (continued)

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Brook & Whittle Limited	Specialty
Subordinated Note	Printing	12.0%/4.8%	8/9/2016	$6,316,340	$6,316,340	$6,316,340
Subordinated Note		12.0%/2.0%	8/9/2016	2,118,858	1,993,369	2,038,896
Warrant (1,051 shares)					285,000	550,200
Common Shares (148 Shares)					110,374	77,500

Sub Total					8,705,083	8,982,936	6%

Brook Furniture Rental, Inc.	Furniture
Subordinated Note	Rental	12.0%/1.5%	9/30/2016	7,629,171	7,131,385	7,131,385
Warrants (2.5%)					485,188	485,188

Sub Total					7,616,573	7,616,573	5%

Caldwell & Gregory, LLC	Laundry
Subordinated Note	Services	12.5%/1.5%	4/23/2016	3,465,874	3,465,874	3,465,874
Preferred Units (11,628 units) (7)					1,162,786	1,424,485
Common Units (4,464 units) (7)					4,464	166,700

Sub Total					4,633,124	5,057,059	4%

Connect-Air International, Inc.	Specialty
Subordinated Note	Distribution	12.5%/3.0%	12/31/2014	4,213,879	4,213,879	4,213,879
Preferred Interest (6)		0.0%/10.0%	12/31/2014		5,131,979	5,131,979

Sub Total					9,345,858	9,345,858	7%

Goodrich Quality Theaters, Inc.	Movie
Subordinated Note	Theaters	12.8%/0.0%	3/31/2015	12,500,000	12,007,236	12,500,000
Warrant (71 shares)					750,000	2,080,300

Sub Total					12,757,236	14,580,300	10%

Innovative Product Achievement, LLC	Healthcare
Subordinated Note	Products	13.0%/2.5%	12/21/2016	6,334,073	6,305,809	6,305,809	4%

Interactive Technology Solutions, LLC	Government
Subordinated Note	IT Services	12.0%/3.0%	12/31/2015	5,182,173	5,182,173	5,182,173
Common Units (499 units)					500,000	371,000

Sub Total					5,682,173	5,553,173	4%

Jacob Ash Holdings, Inc.	Apparel
Subordinated Note	Distribution	13.0%/4.0%	8/11/2016	3,555,421	3,539,273	3,539,273
Subordinated Note		13.0%/0.0%	8/11/2016	1,750,000	1,711,444	1,711,444
Preferred Equity (500 shares) (6)		0.0%/15.0%	8/11/2016		497,768	497,768
Warrant (129,630 shares)					67,408	67,408

Sub Total					5,815,893	5,815,893	4%

Jan-Pro Holdings, LLC	Commercial
Subordinated Note	Cleaning	12.5%/3.5%	3/18/2017	7,350,713	7,350,713	7,350,713
Preferred Equity (1,054,619 shares)					832,124	420,200

Sub Total					8,182,837	7,770,913	6%

K2 Industrial Services, Inc.	Industrial
Subordinated Note	Cleaning &	11.8%/2.0%	5/23/2017	12,026,000	11,967,141	11,967,141
Preferred Equity (1,200 shares)	Coatings				1,200,000	1,200,000

Sub Total					13,167,141	13,167,141	9%

Fidus Investment Corporation

Consolidated Schedule of Investments

December 31, 2011 (continued)

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Nobles Manufacturing, Inc.	Aerospace &
Subordinated Note	Defense	13.0%/3.0%	4/6/2016	$6,825,000	$6,825,000	$6,825,000
Preferred Equity (1,300,000 shares)	Manufacturing				1,300,000	2,428,300
Common Equity (1,300,000 shares)					—	—

Sub Total					8,125,000	9,253,300	7%

Restoration Holdco, LLC	Restoration &
Senior Secured Note	Mitigation	13.0%/0.0%	8/11/2016	4,400,000	4,241,962	4,241,962
Warrant (9.5 units)	Services				127,139	127,139

Sub Total					4,369,101	4,369,101	3%

Simplex Manufacturing Co.	Aerospace &
Subordinated Note	Defense	13.0%/0.0%	10/31/2013	4,550,000	4,307,693	4,437,900
Warrant (24 shares)	Manufacturing				710,000	406,900

Sub Total					5,017,693	4,844,800	3%

TBG Anesthesia Management, LLC	Healthcare
Senior Secured Loan	Services	13.5%/0.0%	11/10/2014	10,750,000	10,590,891	10,750,000
Warrant (263 shares)					276,070	290,600

Sub Total					10,866,961	11,040,600	8%

Tulsa Inspection Resources, Inc.	Oil & Gas
Subordinated Note	Services	14.0%/0.0%	3/12/2014	4,000,000	3,913,748	3,953,400
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	419,000

Sub Total					4,755,654	5,020,871	4%

Total Non-Control/Non-Affiliate Investments					122,709,976	126,088,167	90%

Total Investments					$192,539,931	$204,745,372	146%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.
(5)	See Note 2—Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing. Maturity date, if any, represents mandatory redemption date.
(7)	Investment is held by a wholly-owned subsidiary of the Company.

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

Note 1. Organization and Nature of Business

Fidus Investment Corporation, a Maryland corporation (“FIC,” and together with its subsidiaries, the “Company”), was formed on February 14, 2011 for the purposes of (i) acquiring 100% of the limited partnership interests of Fidus Mezzanine Capital, L.P. and its consolidated subsidiaries (collectively, the “Fund”) and 100% of the membership interests of the Fund’s general partner, Fidus Mezzanine Capital GP, LLC (“FMCGP”), (ii) raising capital in an initial public offering that was completed in June 2011 (the “Offering”) and (iii) thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has also elected to be regulated as a BDC under the 1940 Act. In addition, for federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2011.

The Company provides customized debt and equity financing solutions to lower middle-market companies. The Fund commenced operations on May 1, 2007, and on October 22, 2007, was granted a license to operate as a Small Business Investment Company, also called an SBIC, under the authority of the United States Small Business Administration (“SBA”). The SBIC license allows the Fund to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of a leverage commitment by the SBA and other customary procedures. As an SBIC, the Fund is subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

On June 20, 2011, FIC acquired 100% of the limited partnership interests in the Fund and 100% of the equity interests in FMCGP, in exchange for 4,056,521 shares of common stock in FIC (the “Formation Transactions”). The Fund became FIC’s wholly-owned subsidiary, retained its SBIC license, and continues to hold its existing investments and make new investments. The Offering consisted of the sale of 4,670,000 shares of the Company’s common stock at a price of $15.00 per share resulting in net proceeds of $63,853,186, after deducting underwriting fees and commissions totaling $4,532,010 and transaction costs associated with the offering totaling $1,664,804. The transaction costs were primarily for accounting, legal and other professional services and were recorded as a reduction to additional paid-in capital. On July 14, 2011, the Company’s underwriters purchased 700,500 shares of the Company’s common stock at the public offering price of $15.00 per share to cover over-allotments resulting in proceeds to the Company of $9,771,975, net of underwriting fees of $735,525. As of June 30, 2012, the Company had 9,427,021 shares of common stock outstanding.

The management agreement between the Fund and Fidus Capital, LLC (the Fund’s former investment advisor) was terminated in conjunction with the Formation Transactions. For all periods subsequent to the consummation of the Formation Transactions and the Offering, the Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”). The investment professionals of the Investment Advisor are the same as those of Fidus Capital, LLC.

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), as established by the Financial Accounting Standards Board (“FASB”). These consolidated financial statements reflect the guidance in the Accounting Standards Codification (“ASC”), which is the single source of authoritative GAAP recognized by the FASB. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation. The current period’s results of operation are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2011.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: The Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund and Fidus Investment GP, LLC, the Fund’s general partner. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments: The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. The Company measures its portfolio investments at fair value (Level 3). The Company believes that the carrying amounts of other assets and liabilities approximate the fair values of such items due to their short maturity or comparable interest rates, including cash and cash equivalents (Level 1) and SBA debentures (Level 3). See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe it is exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs include SBA debenture commitment and leverage fees that have been capitalized and are amortized on a straight-line basis into interest expense over the term of the debenture agreement (10 years). Deferred financing costs also include costs related to the Company’s previous revolving credit facility. These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Revenue recognition: The Company’s revenue recognition policies are as follows:

Investments and related investment income. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments from the prior period, as determined by our board of directors (the “Board”) through the application of the Company’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statement of operations.

Interest, fee and dividend income. Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. Dividend income is recorded as dividends when declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

The Company has investments in its portfolio that contain a payment-in-kind income provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. The Company stops accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income based on the effective interest method over the life of the debt security.

All transaction fees received in connection with the Company’s investments are recognized as income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, the Company historically recorded transaction fees provided in connection with the Company’s investments as a direct offset to management fee expense (See Note 5 to the consolidated financial statements). Fee income from structuring and advisory services, amendments and prepayment penalties for the three months ended June 30, 2012 and 2011 totaled $191,191 and $140,417, respectively. Fee income from structuring and advisory services, amendments and prepayment penalties for the six months ended June 30, 2012 and 2011 totaled $616,228 and $140,417, respectively.

The Company also typically receives upfront loan origination or closing fees in connection with investments. Such upfront loan origination and closing fees are capitalized as unearned income offset against investments on our statement of assets and liabilities and amortized as additional interest income over the life of the investment. Upfront loan origination and closing fees received in the three months ended June 30, 2012 and 2011 totaled $107,064 and $31,250, respectively. Upfront loan origination and closing fees received in the six months ended June 30, 2012 and 2011 totaled $275,564 and $31,250, respectively.

Non-accrual. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Income taxes: The Company intends to elect and to qualify to be treated as a RIC under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income”, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4.0% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the filing the final tax return related to the year in which the Company generated such taxable income or the 15th day of the 9th month following the close of such taxable year.

The Company has certain indirect wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one of its portfolio investments listed on the consolidated schedule of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at June 30, 2012 and December 31, 2011. The 2008 through 2010 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends: Dividends and distributions to common stockholders are recorded on the record date. The amount, if any, to be paid as a dividend, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate (currently applicable through 2012) on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 9 to the consolidated financial statements regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share and weighted average shares outstanding calculations for the three and six months ended June 30, 2011, are based on the assumption that the number of shares issued in the Formation Transactions and the Offering (including the over-allotment) in June and July 2011 (9,427,021 shares of common stock) had been issued on January 1, 2011.

Recent accounting pronouncements: In May 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”) (“ASU 2011-04”). ASU 2011-04 represents the converged guidance of the FASB and the International Accounting Standards Board (“IASB”) (collectively, the “Standards Boards”) on fair value measurement. The collective efforts of the Standards Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Standards Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The amendments to the FASB Codification in ASU 2011-04 are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The Company adopted the amendments of ASU 2011-04 as of January 1, 2012. See Note 4 to the consolidated financial statements for the related disclosures. The adoption of ASU 2011-04 did not have a material impact on the Company’s consolidated financial statements.

In November 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s effective date is January 1, 2013. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial position.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also often receives nominally priced equity warrants and/or makes direct equity investments. The Company’s warrants or equity investments may be in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the name of the operating company is reflected on the consolidated schedule of investments.

As of June 30, 2012, the Company had debt and equity investments in 27 portfolio companies with an aggregate fair value of $234,055,355 and a weighted average effective yield on its debt investments of 15.5%. At June 30, 2012, the Company held equity ownership in 88.9% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.9%. As of December 31, 2011, the Company had debt and equity investments in 23 portfolio companies with an aggregate fair value of $204,745,372 and a weighted average effective yield on its debt investments of 15.3%. At December 31, 2011, the Company held equity ownership in 91.3% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 9.0%. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2012 and December 31, 2011, including accretion of original issue discount but excluding any debt investments on non-accrual status.

Purchases of debt and equity investments for the six months ended June 30, 2012 and 2011 totaled $33,368,812 and $19,591,858, respectively. Repayments of portfolio investments for the six months ended June 30, 2012 and 2011 totaled $7,397,526 and $5,035,791, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	June 30, 2012		December 31, 2011
Cost:
Senior secured loans	$31,431,611	14.2%	$14,832,853	7.7%
Subordinated notes	163,685,171	74.0	155,252,227	80.6
Equity	20,057,329	9.1	17,890,911	9.3
Warrants	5,929,385	2.7	4,563,940	2.4

Total	$221,103,496	100.0%	$192,539,931	100.0%

Fair value:
Senior secured loans	$31,557,106	13.5%	$14,991,962	7.3%
Subordinated notes	164,822,726	70.4	157,098,414	76.7
Equity	20,178,798	8.6	18,852,261	9.3
Warrants	17,496,725	7.5	13,802,735	6.7

Total	$234,055,355	100.0%	$204,745,372	100.0%

All investments made by the Company as of June 30, 2012 and December 31, 2011 were made in portfolio companies located in the United States. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	June 30, 2012		December 31, 2011
Cost:
Midwest	$66,953,136	30.2%	$66,462,930	34.5%
Southwest	44,181,126	20.0	32,412,934	16.8
Northeast	23,643,367	10.7	28,486,629	14.8
Southeast	47,895,384	21.7	36,154,165	18.8
West	38,430,483	17.4	29,023,273	15.1

Total	$221,103,496	100.0%	$192,539,931	100.0%

Fair value:
Midwest	$67,256,205	28.8%	$68,460,815	33.4%
Southwest	53,798,051	23.0	41,605,896	20.3
Northeast	22,580,042	9.6	27,768,702	13.6
Southeast	48,275,530	20.6	36,166,177	17.7
West	42,145,527	18.0	30,743,782	15.0

Total	$234,055,355	100.0%	$204,745,372	100.0%

At June 30, 2012, the Company had one portfolio company investment that represented more than 10% of the total investment portfolio. Such investment represented 12.8% of the fair value of the portfolio and 9.2% of cost as of June 30, 2012. At December 31, 2011, the Company had one portfolio company investment that represented more than 10% of the total investment portfolio. Such investment represented 14.0% of the fair value of the portfolio and 10.3% of cost as of December 31, 2011.

As of June 30, 2012 and December 31, 2011, there were no investments on non-accrual status.

Note 4. Fair Value Measurements

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. Under ASC Topic 820, portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets as of the measurement date.

Level 2 — Inputs include quoted prices for similar assets in active markets, or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

Level 3 — Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board, using Level 3 inputs. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the Board’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences may be material. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Company’s Investment Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company’s Investment Advisor;

•

the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. The Board consulted with the independent valuation firm in arriving at the Company’s determination of fair value on nine of its portfolio company investments representing 45.4% of the total portfolio investments at fair value as of June 30, 2012. The Board consulted with the independent valuation firm in arriving at the Company’s determination of fair value on ten of its portfolio company investments representing 51.3% of the total portfolio investments at fair value as of December 31, 2011;

•

the audit committee of the Board reviews the preliminary valuations of the Investment Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Investment Advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, the Company starts with the cost basis of the security, which includes the amortized OID and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

The Company performs detailed valuations of its debt and equity investments, using both the market and income approaches as appropriate. Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

The Company evaluates investments in portfolio companies using the most recent portfolio company financial statements and forecasts. The Company also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For the Company’s debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company’s discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. The Company prepares a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. The Company may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties; estimated remaining life; the nature and realizable value of any collateral; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Company’s equity investments, including equity and warrants, the Company generally uses a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, the Company considers the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. The Company typically prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. The Company considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The Company’s debt and equity investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The Company reviews the fair value hierarchy classifications on a quarterly basis. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. There were no transfers among Levels 1, 2, and 3 during the six months ended June 30, 2012 and 2011.

The following tables present a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3) for the six months ended June 30, 2011 and 2012:

	Senior Secured Loans	Subordinated Notes	Equity	Warrants	Total
Balance, December 31, 2010	$16,302,829	$106,323,193	$13,622,546	$5,092,910	$141,341,478
Realized loss on investments	—	—	(6,627,973)	(1,307,457)	(7,935,430)
Net change in unrealized appreciation on investments	(770,207)	(266,981)	6,177,467	5,245,382	10,385,661
Purchase of investments	3,399,500	13,075,000	2,016,858	1,100,500	19,591,858
Principal payments received on debt securities	(250,000)	(4,785,791)	—	—	(5,035,791)
Interest and dividend income paid-in-kind	—	1,848,010	236,375	—	2,084,385
Loan origination fees received	—	(31,250)	—	—	(31,250)
Accretion of original issue discount	130,390	174,487	—	—	304,877

Balance, June 30, 2011	$18,812,512	$116,336,668	$15,425,273	$10,131,335	$160,705,788

Balance, December 31, 2011	$14,991,962	$157,098,414	$18,852,261	$13,802,735	$204,745,372
Net change in unrealized appreciation on investments	(33,615)	(708,630)	(839,880)	2,328,545	746,420
Purchase of investments	17,110,063	13,000,000	1,893,304	1,365,445	33,368,812
Principal payments received on debt securities	(550,000)	(6,847,526)	—	—	(7,397,526)
Interest and dividend income paid-in-kind	80,529	1,920,458	268,585	—	2,269,572
Proceeds from loan origination fees	(145,564)	(130,000)	—	—	(275,564)
Accretion of loan origination fees	11,258	37,400	1,186	—	49,844
Accretion of original issue discount	92,473	452,610	3,342	—	548,425

Balance, June 30, 2012	$31,557,106	$164,822,726	$20,178,798	$17,496,725	$234,055,355

The total change in unrealized appreciation included in the consolidated statements of operations attributable to Level 3 investments still held at June 30, 2012 and 2011, was $746,420 and $2,456,717, respectively.

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 debt and equity investments as of June 30, 2012:

Quantitatve Information about Level 3 Fair Value Measurements
	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Senior secured loans	$31,557,106	Market comparable companies	EBITDA multiples	4.5x - 11.6x (7.0x)
		Discounted cash flow	Weighted average cost of capital	13.1% - 18.1% (15.3%)

Subordinated notes	164,822,726	Market comparable companies	EBITDA multiples	5.0x - 9.0x (6.6x)
		Discounted cash flow	Weighted average cost of capital	13.4% - 25.5% (16.3%)

Equity investments:
Equity	$20,178,798	Market comparable companies	EBITDA multiples	5.0x - 11.6x (6.6x)

Warrants	17,496,725	Market comparable companies	EBITDA multiples	4.5x - 11.6x (7.6x)

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments, including senior secured loans and subordinated notes, are weighted average cost of capital and EBITDA multiples. Significant increases (or decreases) in either of these inputs in isolation could have a significant impact on estimated fair values, with the fair value of a debt investment susceptible to change in inverse relation to a change in the discount rate. Often, a change in the assumption used for the EBITDA multiple is accompanied by an inversely related change in the weighted average cost of capital.

The significant unobservable inputs used in the fair value measurement of the Company’s equity investments, including equity and warrants, are EBITDA multiples. Significant increases (or decreases) in this input could result in a significantly higher (or lower) estimate of fair value.

Note 5. Related Party Transactions

Prior management agreement: Prior to the consummation of the Formation Transactions, the Fund had entered into a management agreement with Fidus Capital, LLC, our Investment Advisor’s predecessor, to manage the day-to-day operational and investment activities of the Fund. The Fund paid Fidus Capital, LLC, each fiscal quarter in advance, 0.5% of the sum of (i) the Fund’s Regulatory Capital (as defined in the SBIC Act), (ii) any Permitted Distribution as defined by the previous partnership agreement, and (iii) an assumed two tiers (two times) of outstanding SBA debenture leverage on the sum of clauses (i) and (ii) up to the maximum amount as determined by the SBA, currently $150.0 million. Under the previous agreement, gross management fees for the three and six months ended June 30, 2011 were $922,542 and $1,958,755, respectively, and were partially offset by the management fee offset (transaction fees received in connection with the Fund’s investments) of $430,208 and $430,208, respectively.

New management and incentive fee agreement: Concurrent with the Formation Transactions, the Company entered into the Investment Advisory Agreement with the Investment Advisor. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. Up to and including the first full calendar quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the closing of the Formation Transactions. The base management fee under the Investment Advisory Agreement for the three and six months ended June 30, 2012 totaled $1,005,306 and $1,944,714, respectively. The base management fee under the Investment Advisory Agreement totaled $76,648 for the period June 21, 2011 through June 30, 2011.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind income, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never actually receives.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The income incentive fee for the three and six months ended June 30, 2012 totaled $876,258 and $1,774,132, respectively. The Investment Advisor waived the income incentive fee of $82,512 for the period June 21, 2011 through June 30, 2011 resulting in income incentive fees for the three and six months ended June 30, 2011 of $0.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee payable equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee payable for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. The Company will accrue the capital gains incentive fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20.0% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation). During the three and six months ended June 30, 2012, as a result of an increase in net unrealized appreciation, the Company recognized accrued capital gains incentive fees totaling $169,675 and $149,284, respectively. No accrued capital gains incentive fees were recognized during the three and six months ended June 30, 2011. The accrued capital gains incentive fee is recorded in the due to affiliates line in the consolidated statement of assets and liabilities.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statement of operations.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Company’s directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: Concurrent with the Formation Transactions, the Company also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides it clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the

Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance. Under the Administration Agreement, administrative expenses for services provided for the three and six months ended June 30, 2012 totaled $223,766 and $453,142, respectively. Accrued administrative expenses for services provided for the period June 21, 2011 through June 30, 2011 totaled $22,173.

Note 6. Debt

Credit facility: The Fund previously had a $5,000,000 unsecured line of credit with American Bank & Trust. On June 27, 2011, the Fund repaid the line of credit in full and terminated the agreement. Interest accrued monthly at an annual rate of 6%. There were no principal borrowings outstanding on the unsecured line of credit as of December 31, 2011. For the three and six months ended June 30, 2011, interest and fee amortization expense on the unsecured line of credit included in interest expense on the consolidated statement of operations amounted to $35,322 and $39,572, respectively.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. The SBA has made commitments to issue $150,000,000 in the form of debenture securities to the Company on or before September 30, 2016. Unused commitments as of June 30, 2012 were $28,750,000. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

As of June 30, 2012 and December 31, 2011, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date(1)	Maturity Date	Fixed Interest Rate	June 30, 2012	December 31, 2011
3/26/2008	3/1/2018	6.188%	$24,750,000	$24,750,000
9/24/2008	9/1/2018	6.442	11,950,000	11,950,000
3/25/2009	3/1/2019	5.337	19,750,000	19,750,000
9/23/2009	9/1/2019	4.950	10,000,000	10,000,000
3/24/2010	3/1/2020	4.825	13,000,000	13,000,000
9/22/2010	9/1/2020	3.932	12,500,000	12,500,000
3/29/2011	3/1/2021	4.801	1,550,000	1,550,000
9/21/2011	9/1/2021	3.594	3,250,000	3,250,000
3/21/2012	3/1/2022	3.483	3,250,000	3,250,000
3/21/2012	3/1/2022	3.051	19,000,000	4,000,000
(2)	(2)	(2)	2,250,000	—

			$121,250,000	$104,000,000

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures drawn during the reporting periods may not be pooled until the subsequent pooling date.
(2)	In June 2012, the Company issued $2,250,000 in SBA debentures which will pool in September 2012, at which time we expect the current short-term interest rate will reset to a higher long-term fixed rate.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the three months ended June 30, 2012 and 2011, interest and fee amortization expense on outstanding SBA debentures amounted to $1,569,250 and $1,359,445. For the six months ended June 30, 2012 and 2011, interest and fee amortization expense on outstanding SBA debentures amounted to $3,011,864 and $2,679,480 respectively. As of June 30,

2012 and December 31, 2011, accrued interest payable totaled $1,918,767 and $1,718,989, respectively. The weighted average fixed interest rate for all SBA debentures as of June 30, 2012 and December 31, 2011 was 4.8% and 5.1%, respectively.

Deferred financing costs as of June 30, 2012 and December 31, 2011, are as follows:

	June 30, 2012	December 31, 2011
SBA debenture commitment fees	$1,500,000	$1,300,000
SBA debenture leverage fees	2,940,313	2,522,000

Subtotal	4,440,313	3,822,000
Accumulated amortization	(1,346,073)	(1,134,767)

Net deferred financing costs	$3,094,240	$2,687,233

Note 7. Commitments and Contingencies

Commitments: As of June 30, 2012 the Company had one outstanding conditional revolving loan commitment to a portfolio company for $1,000,000 of which $800,000 was unfunded. As of December 31, 2011, the Company had no off-balance sheet arrangements or unfunded commitments.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Financial Highlights

The following is a schedule of financial highlights for the six months ended June 30, 2012 and 2011:

	Six Months Ended June 30,
	2012	2011(1)
Per share data:
Net asset value at beginning of period	$14.90	$13.33
Net investment income	0.74	0.58
Net realized loss on investments	—	(0.84)
Net unrealized appreciation on investments	0.08	1.10

Total increase from investment operations	0.82	0.84
Capital contributions from partners prior to formation transactions	—	0.74
Capital distributions to partners prior to formation transactions	—	(0.16)
Dividends to stockholders	(0.70)	—

Net asset value at end of period	$15.02	$14.75

Market value at end of period	$15.17	$14.81

Shares outstanding at end of period	9,427,021	9,427,021
Weighted average shares outstanding during the period	9,427,021	9,427,021

Ratios to average net assets (annualized):
Expenses other than incentive fee	9.0%	6.9%
Incentive fee(2)	2.7%	—

Total expenses	11.7%	6.9%
Net investment income	9.9%	8.2%
Total return(3)	22.4%	(1.3%)
Net assets at end of period	$141,601,218	$129,359,229
Average debt outstanding	$114,750,000	$94,583,333
Average debt per share	$12.17	$10.03
Portfolio turnover ratio (annualized)	6.8%	6.8%

(1)	Per share data, shares outstanding and ratios to average net assets for the six months ended June 30, 2011 are presented as if the Offering (including the over-allotment) and Formation Transactions had occurred on January 1, 2011.
(2)	The Investment Advisor voluntarily waived $82,512 of incentive fees for the period June 21, 2011 through June 30, 2011.
(3)	The total return for the six months ended June 30, 2012 equals the change in the ending market value of the Company’s common stock plus dividends paid per share during the period, divided by the beginning common stock price and is not annualized. Total return for the six months ended June 30, 2011 equals the change in the ending market value of the Company’s common stock from the Offering price of $15.00 per share plus any dividends paid per share during the period, divided by the Offering price and is not annualized.

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution during the six months ended June 30, 2012.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
2/10/2012	3/14/2012	3/28/2012	$0.34	$3,205,187	—	$—
4/30/2012	6/13/2012	6/27/2012	0.36	3,393,728	—	—

			$0.70	$6,598,915

For the six months ended June 30, 2012, $1,191,051 of the total $6,598,915 paid to stockholders represented DRIP participation. During this period, the Company satisfied the DRIP participation requirements with the purchase of 83,225 shares of common stock in the open market at an average price of $14.31 per share.

Note 10. Subsequent Events

On July 6, 2012, the Company issued an additional $5,500,000 in SBA debentures.

On July 10, 2012, the Company purchased $7,500,000 of subordinated notes and warrants of S.B. Restaurant Co., doing business as Elephant Bar Restaurants, a California-based owner and operator of full service, casual dining restaurants.

On July 24, 2012, the Company sold a portion of its senior secured loan and warrants of United Biologics, LLC for $3,291,324 at amortized cost.

On July 31, 2012, the Board declared a quarterly dividend of $0.38 per share payable on September 25, 2012 to stockholders of record as of September 11, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Fidus Investment Corporation

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Fidus Investment Corporation and Subsidiaries (the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2011 and 2010, by correspondence with custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fidus Investment Corporation and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As explained in Note 4, the consolidated financial statements include investments valued at $204,745,372 (146% of net assets) and $141,341,478 (272% of net assets) as of December 31, 2011 and 2010, respectively, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

/s/ McGladrey LLP

Chicago, Illinois

March 8, 2012

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

	December 31, 2011	December 31, 2010
ASSETS

Investments, at fair value
Control investments (cost: $19,916,617 and $26,985,897, respectively)	$28,598,962	$29,419,402
Affiliate investments (cost: $49,913,338 and $24,413,389, respectively)	50,058,243	26,860,320
Non-control/non-affiliate investments (cost: $122,709,976 and $93,907,155, respectively)	126,088,167	85,061,756

Total investments, at fair value (cost: $192,539,931 and $145,306,441, respectively)	204,745,372	141,341,478
Cash and cash equivalents	39,058,516	1,757,139
Interest receivable	1,686,851	1,141,357
Deferred financing costs (net of accumulated amortization of $1,134,767 and $812,118, respectively)	2,687,233	2,795,257
Prepaid expenses and other assets	465,171	341,558

Total assets	248,643,143	147,376,789

LIABILITIES

SBA debentures	104,000,000	93,500,000
Accrued interest payable	1,718,989	1,638,862
Due to affiliates	2,162,160	958
Accounts payable and other liabilities	279,849	232,305

Total liabilities	108,160,998	95,372,125

Net assets	$140,482,145	$52,004,664

ANALYSIS OF NET ASSETS

Partners’ capital	$—	$52,004,664
Common stock, $0.001 par value (100,000,000 shares authorized, 9,427,021 and 0 shares issued and outstanding, respectively)	9,427	—
Additional paid-in capital	138,648,226	—
Undistributed net investment income	422,049	—
Accumulated net realized loss on investments	(481,937)	—
Accumulated net unrealized appreciation on investments	1,884,380	—

Total net assets	$140,482,145	$52,004,664

Net asset value per share	$14.90	n/a

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations

	Years Ended December 31,
	2011	2010	2009
Investment Income:
Interest and fee income
Control investments	$3,344,436	$3,097,915	$2,120,482
Affiliate investments	4,698,007	2,376,552	2,110,399
Non-control/non-affiliate investments	14,716,073	11,634,449	8,314,153

Total interest and fee income	22,758,516	17,108,916	12,545,034
Dividend income
Control investments	425,012	442,368	398,603
Affiliate investments	13,480	—	—
Non-control/non-affiliate investments	96,100	360,592	1,182,351

Total dividend income	534,592	802,960	1,580,954
Interest on idle funds and other income	93,489	72,882	57,753

Total investment income	23,386,597	17,984,758	14,183,741

Expenses:
Interest expense	5,487,640	4,961,565	3,688,066
Base management fee	3,612,104	4,144,546	4,084,496
Less: management fee offset	(430,208)	(708,427)	(1,115,066)
Incentive fee	1,609,108	—	—
Administrative service expenses	449,217	—	—
Professional fees	654,465	223,038	286,145
Other general and administrative expenses	447,225	404,399	144,463

Total expenses	11,829,551	9,025,121	7,088,104

Net investment income before income taxes	11,557,046	8,959,637	7,095,637
Income tax expense	24,108	—	—

Net investment income	11,532,938	8,959,637	7,095,637

Net realized and unrealized gains (losses) on investments:
Realized loss on control investments	—	—	(3,740,595)
Realized loss on affiliate investments	—	—	(1,809,818)
Realized loss on non-control/non-affiliate investments	(12,317,729)	(3,858,307)	—
Net change in unrealized appreciation (depreciation) on investments	16,170,404	(77,617)	(3,137,354)

Net gain (loss) on investments	3,852,675	(3,935,924)	(8,687,767)

Net increase (decrease) in net assets resulting from operations	$15,385,613	$5,023,713	$(1,592,130)

Per common share data (1)
Net investment income per share-basic and diluted	$1.22	n/a	n/a

Net increase in net assets resulting from operations per share-basic and diluted	$1.63	n/a	n/a

Dividends paid per share	$0.64	n/a	n/a

Weighted average number of shares outstanding - basic and diluted	9,427,021	n/a	n/a

(1)	The weighted average shares outstanding for the year ended December 31, 2011, are based on the assumption that the number of shares issued in the Formation Transactions and Offering (including the over-allotment) in June and July 2011 (9,427,021 shares of common stock) had been issued on January 1, 2011.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets

				Additional Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Accumulated Net Unrealized Appreciation On Investments	Total Net Assets

		Common Stock
	Partners’ Capital	Number Of Shares	Par Value

Balances at December 31, 2008	$32,573,081	—	$—	$—	$—	$—	$—	$32,573,081
Capital contributions	17,500,000	—	—	—	—	—	—	17,500,000
Net investment income	7,095,637	—	—	—	—	—	—	7,095,637
Realized loss from investments	(5,550,413)	—	—	—	—	—	—	(5,550,413)
Net change in unrealized depreciation on investments	(3,137,354)	—	—	—	—	—	—	(3,137,354)

Balances at December 31, 2009	48,480,951	—	—	—	—	—	—	48,480,951
Capital distributions	(1,500,000)	—	—	—	—	—	—	(1,500,000)
Net investment income	8,959,637	—	—	—	—	—	—	8,959,637
Realized loss from investments	(3,858,307)	—	—	—	—	—	—	(3,858,307)
Net change in unrealized depreciation on investments	(77,617)	—	—	—	—	—	—	(77,617)

Balances at December 31, 2010	52,004,664	—	—	—	—	—	—	52,004,664
Capital contributions	7,000,000	—	—	—	—	—	—	7,000,000
Capital distributions	(1,500,000)	—	—	—	—	—	—	(1,500,000)
Net investment income through June 20, 2011	5,077,597	—	—	—	—	—	—	5,077,597
Realized loss from investments through June 20, 2011	(7,935,430)	—	—	—	—	—	—	(7,935,430)
Net change in unrealized appreciation on investments through June 20, 2011	10,385,661	—	—	—	—	—	—	10,385,661
Formation transactions	(65,032,492)	4,056,521	4,057	65,028,435	—	—	—	—
Public offering of common stock, net of expenses	—	5,370,500	5,370	73,619,791	—	—	—	73,625,161
Net increase in net assets resulting from operations June 21 to December 31, 2011	—	—	—	—	6,455,342	(481,937)	1,884,380	7,857,785
Dividends paid	—	—	—	—	(6,033,293)	—	—	(6,033,293)

Balances at December 31, 2011	$—	9,427,021	$9,427	$138,648,226	$422,049	$(481,937)	$1,884,380	$140,482,145

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2011	2010	2009
Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$15,385,613	$5,023,713	$(1,592,130)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation (appreciation) on investments	(16,170,404)	77,617	3,137,354
Realized loss on investments	12,317,729	3,858,307	5,550,413
Interest and dividend income paid-in-kind	(4,484,379)	(4,397,721)	(4,342,615)
Accretion of original issue discount	(711,865)	(612,887)	(553,291)
Accretion of origination fees	(18,500)	—	—
Amortization of deferred financing costs	362,650	347,068	251,291
Purchase of investments	(77,969,680)	(31,678,778)	(50,842,797)
Principal payments received on debt securities	23,250,330	14,312,240	—
Proceeds from loan origination fees	382,875	—	—
Changes in operating assets and liabilities:
Interest receivable	(545,494)	134,521	(664,914)
Prepaid expenses and other assets	(123,613)	(40,986)	(13,292)
Accrued interest payable	80,127	355,221	529,493
Due to affiliates	2,161,202	(181,293)	173,195
Accounts payable and other liabilities	47,544	(21,051)	(29,338)

Net cash used in operating activities	(46,035,865)	(12,824,029)	(48,396,631)

Cash Flows from Financing Activities
Proceeds from initial public offering, net of expenses	73,625,161	—	—
Proceeds received from SBA debentures	10,500,000	14,050,000	33,000,000
Payment of deferred financing costs	(254,626)	(640,716)	(800,251)
Capital contributions	7,000,000	—	17,500,000
Capital distributions	(1,500,000)	(1,500,000)	—
Dividends paid to shareholders	(6,033,293)	—	—

Net cash provided by financing activities	83,337,242	11,909,284	49,699,749

Net increase (decrease) in cash and cash equivalents	37,301,377	(914,745)	1,303,118

Cash and cash equivalents:
Beginning of period	1,757,139	2,671,884	1,368,766

End of period	$39,058,516	$1,757,139	$2,671,884

Supplemental Disclosure of Cash Flow Information
Cash payments for interest	$5,044,864	$4,259,275	$2,878,949

See Notes to Consolidated Financial Statements.

Fidus Investment Corporation

Consolidated Schedule of Investments

December 31, 2011

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Control Investments (5)

Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		11.0%/3.0%	2/1/2014	$8,683,141	$8,683,141	$8,683,141
Subordinated Note		0.0%/14.0%	2/1/2014	11,200,821	10,963,086	11,200,821
Warrant (213,381 units) (7)					—	7,386,100
Common Units (51,946 units) (7)					270,390	1,328,900

Sub Total					19,916,617	28,598,962	20%

Total Control Investments					19,916,617	28,598,962	20%

Affiliate Investments (5)

Avrio Technology Group, LLC	Electronic Control Supplier
Subordinated Note		9.0%/7.5%	10/15/2015	8,560,918	8,560,918	8,061,600
Common Units (1,000 units) (7)					1,000,000	372,200

Sub Total					9,560,918	8,433,800	6%

Malabar International	Aerospace & Defense Manufacturing
Subordinated Note		12.5%/2.5%	5/21/2017	4,863,472	4,827,896	4,827,896
Preferred Equity (1,494 shares)(6)					1,985,329	1,985,329

Sub Total					6,813,225	6,813,225	5%

Medsurant Holdings, LLC	Healthcare Services
Subordinated Note		14.0%/0.0%	4/12/2016	7,250,000	5,676,797	7,250,000
Preferred Units (40,750 units)(7)					500,000	500,000
Warrant (166,970 units)(7)					1,669,700	1,989,900

Sub Total					7,846,497	9,739,900	7%

Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	2/15/2014	6,240,663	6,240,663	6,240,663
Common Units (107,143 units) (7)					1,500,000	1,745,400

Sub Total					7,740,663	7,986,063	6%

Trantech Radiator Products, Inc.	Utility Equipment Manufacturer
Subordinated Note		12.0%/1.8%	5/4/2017	9,025,375	8,981,055	8,981,055
Common Shares (6,875 shares)					687,500	687,500

Sub Total					9,668,555	9,668,555	7%

Westminster Cracker Company, Inc.	Specialty Cracker Manufacturer
Subordinated Note		14.0%/4.0%	11/17/2014	7,075,283	7,075,283	6,901,700
Common Units (1,208,197 units)					1,208,197	515,000

Sub Total					8,283,480	7,416,700	5%

Total Affiliate Investments					49,913,338	50,058,243	36%

Fidus Investment Corporation

Consolidated Schedule of Investments— (Continued)

December 31, 2011

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Non-Control/Non-Affiliate Investments (5)

ACFP Acquisition Company, Inc.	Restaurants
Subordinated Note		12.0%/2.0%	6/29/2017	7,400,822	7,363,840	7,363,840	5%

Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	8/9/2016	6,316,340	6,316,340	6,316,340
Subordinated Note		12.0%/2.0%	8/9/2016	2,118,858	1,993,369	2,038,896
Warrant (1,051 shares)					285,000	550,200
Common Shares (148 Shares)					110,374	77,500

Sub Total					8,705,083	8,982,936	6%

Brook Furniture Rental, Inc.	Furniture Rental
Subordinated Note		12.0%/1.5%	9/30/2016	7,629,171	7,131,385	7,131,385
Warrants (2.5%)					485,188	485,188

Sub Total					7,616,573	7,616,573	5%

Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	4/23/2016	3,465,874	3,465,874	3,465,874
Preferred Units (11,628 units)(7)					1,162,786	1,424,485
Common Units (4,464 units)(7)					4,464	166,700

Sub Total					4,633,124	5,057,059	4%

Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	12/31/2014	$4,213,879	$4,213,879	$4,213,879
Preferred Interest(6)		0.0%/10.0%	12/31/2014		5,131,979	5,131,979

Sub Total					9,345,858	9,345,858	7%

Goodrich Quality Theaters, Inc.	Movie Theaters
Subordinated Note		12.8%/0.0%	3/31/2015	12,500,000	12,007,236	12,500,000
Warrant (71 shares)					750,000	2,080,300

Sub Total					12,757,236	14,580,300	10%

Innovative Product Achievement, LLC	Healthcare Products
Subordinated Note		13.0%/2.5%	12/21/2016	6,334,073	6,305,809	6,305,809	4%

Interactive Technology Solutions, LLC	Government IT Services
Subordinated Note		12.0%/3.0%	12/31/2015	5,182,173	5,182,173	5,182,173
Common Units (499 units)					500,000	371,000

Sub Total					5,682,173	5,553,173	4%

Fidus Investment Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2011

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Jacob Ash Holdings, Inc.	Apparel Distribution
Subordinated Note		13.0%/4.0%	8/11/2016	3,555,421	3,539,273	3,539,273
Subordinated Note		13.0%/0.0%	8/11/2016	1,750,000	1,711,444	1,711,444
Preferred Equity (500 shares)(6)		0.0%/15.0%	8/11/2016		497,768	497,768
Warrant (129,630 shares)					67,408	67,408

Sub Total					5,815,893	5,815,893	4%

Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/3.5%	3/18/2017	7,350,713	7,350,713	7,350,713
Preferred Equity (1,054,619 shares)					832,124	420,200

Sub Total					8,182,837	7,770,913	6%

K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Subordinated Note		11.8%/2.0%	5/23/2017	12,026,000	11,967,141	11,967,141
Preferred Equity (1,200 shares)					1,200,000	1,200,000

Sub Total					13,167,141	13,167,141	9%

Nobles Manufacturing, Inc.	Aerospace & Defense Manufacturing
Subordinated Note		13.0%/3.0%	4/6/2016	6,825,000	6,825,000	6,825,000
Preferred Equity (1,300,000 shares)					1,300,000	2,428,300
Common Equity (1,300,000 shares)					—	—

Sub Total					8,125,000	9,253,300	7%

Restoration Holdco, LLC	Restoration & Mitigation Services
Senior Secured Note		13.0%/0.0%	8/11/2016	4,400,000	4,241,962	4,241,962
Warrant (9.5 units)					127,139	127,139

Sub Total					4,369,101	4,369,101	3%

Simplex Manufacturing Co.	Aerospace & Defense Manufacturing
Subordinated Note		13.0%/0.0%	10/31/2013	4,550,000	4,307,693	4,437,900
Warrant (24 shares)					710,000	406,900

Sub Total					5,017,693	4,844,800	3%

TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		13.5%/0.0%	11/10/2014	10,750,000	10,590,891	10,750,000
Warrant (263 shares)					276,070	290,600

Sub Total					10,866,961	11,040,600	8%

Fidus Investment Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2011

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	$4,000,000	$3,913,748	$3,953,400
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	419,000

Sub Total					4,755,654	5,020,871	4%

Total Non-Control/Non-Affiliate Investments					122,709,976	126,088,167	90%

Total Investments					$192,539,931	$204,745,372	146%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.
(5)	See Note 2 - Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing. Maturity date, if any, represents mandatory redemption date.
(7)	Investment is held by a wholly-owned subsidiary of the Company.

See Notes to Consolidated Financial Statements.

Fidus Investment Corporation

Consolidated Schedule of Investments

December 31, 2010

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Control Investments (5)

Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	9/6/2013	$4,314,967	$4,314,967	$4,314,967
Preferred Interest (6)		0.0%/10%	9/3/2014		4,643,025	4,643,026

Sub Total					8,957,993	8,957,993	17%

Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		0.0%/14%	2/1/2014	8,348,609	8,348,609	8,348,609
Subordinated Note		0.0%/14%	2/1/2014	9,757,158	9,408,905	9,757,159
Warrant (213,381 units) (7)					—	2,022,010
Common Units (51,946 units) (7)					270,390	333,631

Sub Total					18,027,905	20,461,409	39%

Total Control Investments					26,985,897	29,419,402	57%

Affiliate Investments (5)

Avrio Technology Group, LLC	Electronic Control Supplier
Subordinated Note		13.0%/3.0%	10/15/2015	8,124,876	8,124,876	8,124,876
Common Units (1,000 units) (7)					1,000,000	1,000,000

Sub Total					9,124,876	9,124,876	18%

Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	2/15/2014	5,993,043	5,993,043	6,052,974
Common Units (107,143 units) (7)					1,500,000	3,887,000

Sub Total					7,493,043	9,939,974	19%

Westminster Cracker Company, Inc.	Specialty Cracker Manufacturer
Subordinated Note		14.0%/4.0%	11/17/2014	6,795,470	6,795,470	6,795,470
Common Units (1,000,000 units)					1,000,000	1,000,000

Sub Total					7,795,470	7,795,470	15%

Total Affiliate Investments					24,413,389	26,860,320	52%

Non-Control/Non-Affiliate Investments (5)

Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	2/9/2014	6,020,894	6,020,894	6,020,894
Subordinated Note		12.0%/2.0%	2/9/2014	2,076,936	1,894,690	2,076,938
Warrant (1,011 shares)					285,000	384,700

Sub Total					8,200,583	8,482,532	16%

Fidus Investment Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2010

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	4/23/2015	8,059,822	8,059,822	8,059,822
Preferred Units (11,628 units) (7)					1,162,786	1,376,490
Common Units (4,464 units) (7)					4,464	219,400

Sub Total					9,227,072	9,655,712	19%

Casino Signs & Graphics, LLC	Niche Manufacturing
Senior Secured Loan		2.0%/0.0%	12/31/2016	4,500,000	4,500,000	1,163,828	2%

Fairchild Industrial Products Company	Industrial Products
Subordinated Note		13.0%/0.0%	7/24/2014	650,000	650,000	650,000
Subordinated Note		13.0%/4.0%	7/24/2014	8,500,000	8,500,000	8,500,000

Sub Total					9,150,000	9,150,000	18%

Goodrich Quality Theaters, Inc.	Movie Theaters
Subordinated Note		12.75%/0.0%	3/31/2015	12,500,000	11,859,958	12,500,000
Warrant (71 shares)					750,000	2,080,000

Sub Total					12,609,958	14,580,000	28%
Interactive Technology Solutions, LLC	Government IT Services
Subordinated Note		12.0%/3.0%	12/31/2015	5,027,500	5,027,500	5,027,500
Common Units (499 units)					500,000	500,000

Sub Total					5,527,500	5,527,500	11%

Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/2.5%	3/18/2015	$7,340,513	$7,340,513	$7,340,513
Preferred Equity (750,000 shares)					750,000	663,000

Sub Total					8,090,513	8,003,513	15%

K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Subordinated Note		14.0%/1.5%	2/27/2014	8,000,000	8,000,000	8,240,000	16%

Pure Earth, Inc.	Environmental Services
Preferred Equity (6,300 shares) (8)		10.0%/4.0%	3/3/2013		6,104,575	—
Preferred Equity (50,000 shares) (8)		0.0%/15%	N/A		516,913	—
Warrant (767,375 shares)					1,307,457	—

Sub Total					7,928,945	—	0%

Simplex Manufacturing Co.	Aerospace Manufacturing
Senior Secured Loan (9)		N/A	1/13/2011	—	—	—
Senior Secured Loan		14.0%/0.0%	10/31/2013	4,550,000	4,182,280	4,139,000
Warrant (24 shares)					710,000	150,000

Sub Total					4,892,280	4,289,000	8%

Fidus Investment Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2010

Portfolio Company / Type of Investment (1) (2) (3)	Industry	Rate (4) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		13.5%/0.0%	11/10/2014	11,000,000	10,786,012	11,000,000
Warrant (263 shares)					276,070	456,200

Sub Total					11,062,082	11,456,200	22%

Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	4,000,000	3,876,315	3,865,000
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	—

Sub Total					4,718,221	4,513,471	9%

Total Non-Control/Non-Affiliate Investments					93,907,155	85,061,756	164%

Total Investments					$145,306,441	$141,341,478	272%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.
(5)	See Note 2 - Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.
(6)	Income producing.
(7)	Investment is held by a wholly-owned subsidiary of the Fund.
(8)	Investment was on non-accrual status at December 31, 2010.
(9)	The entire commitment was unfunded at December 31, 2010. As such, no interest is being earned on this investment.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements

Note 1. Organization and Nature of Business

Fidus Investment Corporation, a Maryland corporation (“FIC,” and together with its subsidiaries, the “Company”), was formed on February 14, 2011 for the purposes of (i) acquiring 100% of the limited partnership interests of Fidus Mezzanine Capital, L.P. and its consolidated subsidiaries (the “Fund”) and 100% of the membership interests of the Fund’s general partner, Fidus Mezzanine Capital GP, LLC (“FMCGP”), (ii) raising capital in an initial public offering that priced on June 20, 2011 and (iii) thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2011.

The Company provides customized mezzanine debt and equity financing solutions to lower middle-market companies. The Fund commenced operations on May 1, 2007, and on October 22, 2007, was granted a license to operate as a Small Business Investment Company, also called an SBIC, under the authority of the United States Small Business Administration (“SBA”). The SBIC license allows the Fund to obtain leverage by issuing SBA-guaranteed debentures, which we describe as SBA debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. As an SBIC, the Fund is subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

On June 20, 2011, the following formation transactions (the “Formation Transactions”) were consummated:

•

FIC acquired 100% of the limited partnership interests in the Fund through a merger of a wholly-owned subsidiary of FIC with and into the Fund, in which the limited partnership interests were exchanged for 3,702,778 shares of common stock in FIC. The Fund became FIC’s wholly-owned subsidiary, retained its SBIC license, and continues to hold its existing investments and make new investments; and

•

FIC acquired 100% of the equity interests in FMCGP, the former general partner of the Fund, through the merger of FMCGP with and into Fidus Investment GP, LLC, a wholly-owned subsidiary of FIC in exchange for 353,743 shares of common stock in FIC.

On June 20, 2011, FIC announced the pricing of its initial public offering (the “Offering”) of 4,670,000 shares of its common stock at the offering price of $15.00 per share resulting in net proceeds of $63,853,186, after deducting underwriting fees totaling $4,532,010 and transaction costs associated with the offering totaling $1,664,804. The transaction costs were primarily for accounting, legal and other professional services and were recorded as a reduction to additional paid-in capital. On July 14, 2011, the Company’s underwriters purchased 700,500 shares of the Company’s common stock at the public offering price of $15.00 per share to cover over-allotments resulting in proceeds to the Company of $9,771,975, net of underwriting fees of $735,525. As of December 31, 2011, the Company had 9,427,021 shares of common stock outstanding.

The management agreement between the Fund and Fidus Capital, LLC (the Fund’s former investment advisor) was terminated in conjunction with the Formation Transactions. For all periods subsequent to the consummation of the Formation Transactions and the Offering, the Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”). The investment professionals of the Investment Advisor are the same as those of Fidus Capital, LLC.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), as established by the Financial Accounting Standards Board (“FASB”). These consolidated financial statements reflect the guidance in the Accounting Standards Codification (“ASC”), which is the single source of authoritative GAAP recognized by the FASB. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: The Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include the accounts of the Company and its wholly-owned investment company subsidiaries, including the Fund and Fidus Investment GP, LLC. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments: The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, SBA debentures, accounts payable and accrued liabilities approximate the fair values of such items due to their short maturity or comparable interest rates. The Company accounts for its portfolio investments at fair value. See Note 4 to the consolidated financial statements.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe it is exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs include SBA debenture commitment and leverage fees that have been capitalized and are amortized on a straight-line basis into interest expense over the term of the debenture agreement (10 years). Deferred financing costs also include costs related to the Company’s previous

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

revolving credit facility. These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Revenue recognition: The Company’s revenue recognition policies are as follows:

Investments and related investment income. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments from the prior period, as determined by our board of directors through the application of the Company’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statement of operations.

Interest, fee and dividend income. Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

The Company has investments in our portfolio that contain a payment-in-kind interest or dividends provision, which represents contractual interest or dividends that are added to the principal balance and is recorded as income. The Company stops accruing payment-in-kind interest when it is determined that payment-in-kind interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income based on the effective interest method over the life of the debt security.

Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, the Company historically recorded transaction fees provided in connection with the Company’s investments as a direct offset to management fee expense (See Note 5). After completion of the Formation Transactions, all transaction fees received in connection with the Company’s investments are recognized as income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received. Fee income from structuring and advisory services and prepayment penalties for the year ended December 31, 2011 totaled $1,346,649.

The Company also typically receives upfront loan origination or closing fees in connection with investments. After completion of the Formation Transactions, such upfront loan origination and closing fees are capitalized as unearned income offset against investments on our statement of assets and liabilities and amortized as additional interest income over the life of the investment.

Non-accrual. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Income taxes: The Company intends to elect and to qualify to be treated as a RIC under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income,” as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4.0% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the filing the final tax return related to the year in which the Company generated such taxable income or the 15th day of the 9th month following the close of such taxable year.

The Company has certain indirect wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one of its portfolio investments listed on the consolidated schedule of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass through entities) while complying with the “source-of- income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at December 31, 2011 and December 31, 2010. The 2008 through 2010 tax years remain subject to examination by U.S. federal and most state tax authorities.

Allocations and distributions of the Fund: Prior to the consummation of the Formation Transactions, net profits and losses were generally allocated to the partners of the Fund as follows: first, 100% to all partners in proportion to their respective commitments until the cumulative amount of net profit allocated to the limited partners equals the preferred return, as defined in the partnership agreement; second, 100% to the general partner until the general partner has been allocated on a cumulative basis an amount of net profit equal to 20% of the cumulative amounts previously allocated to all partners; and thereafter, 80% to all partners in proportion to their respective commitments, and 20% to the general partner.

In addition, prior to the consummation of the Formation Transactions, distributions from the Fund were made in the following order and amounts: first, 100% to all partners in proportion to their respective commitments until the limited partners have received distributions equal to their funded capital contributions related to investments or partnership expenses, as of the date of distribution; second, 100% to all partners in proportion to their respective commitments until the limited partners have received current or prior distributions

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

equal to the preferred return, as defined in the partnership agreement, as of the date of distribution; third, to the general partner until the general partner has received current or prior distributions (including distributions with respect to the payment of taxes that are attributable to its carried interest, as defined in the partnership agreement) equal to 20% of the cumulative distributions made to all partners; and any remaining balance was distributed 80% to all partners in proportion to their respective commitments, and 20% to the general partner. The partnership agreement also included, among other things, provisions for in-kind distributions, escrow of certain distributions and tax distributions. The Fund’s ability to make distributions is limited by the SBIC Act. In the years ended December 31, 2011 and 2010, the Fund made distributions totaling $1,500,000 to its partners in each period.

Dividends: Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend, is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate (currently applicable through 2012) on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of the Company’s common stock on a date determined by the Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 9 regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share and weighted average shares outstanding calculations for the year ended December 31, 2011, are based on the assumption that the number of shares issued in the Formation Transactions and the Offering (including the over-allotment) in June and July 2011 (9,427,021 shares of common stock) had been issued on January 1, 2011. For historical periods prior to January 1, 2011, the Company did not have common shares outstanding or an equivalent and therefore earnings per share and weighted average shares outstanding information for historical periods prior to January 1, 2011 are not provided.

Recent accounting pronouncements: In May 2011 the FASB issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”) (“ASU 2011-04”). ASU 2011-04 represents the converged guidance of the FASB and the International Accounting Standards Board (“IASB”) (collectively, the “Boards”) on fair value measurement. The collective efforts of the Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

“fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The amendments to the FASB Codification in ASU 2011-04 are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on the Company’s consolidated financial statements and the Company is currently evaluating the impact on its disclosures.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also often receives nominally priced equity warrants and/or makes direct equity investments. The Company’s warrants or equity investments may be in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the name of the operating company is reflected on the consolidated schedule of investments.

As of December 31, 2011, the Company had debt and equity investments in 23 portfolio companies with an aggregate fair value of $204,745,372 and a weighted average effective yield on its debt investments of 15.3%. At December 31, 2011, the Company held equity ownership in 91.3% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 9.0%. As of December 31, 2010, the Company held debt and equity investments in 17 portfolio companies with an aggregate fair value of $141,341,478 and a weighted average effective yield on its debt investments of 15.0%. At December 31, 2010, the Company held equity ownership in 82.4% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.8%. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2011 and 2010, including accretion of original issue discount but excluding any debt investments on non-accrual status.

Purchases of debt and equity investments for the years ended December 31, 2011, 2010 and 2009 totaled $77,969,680, $31,678,778 and $50,842,797, respectively. Repayments of portfolio investments for the years ended December 31, 2011, 2010 and 2009 totaled $23,250,330, $14,312,240 and $0, respectively. During the year ended December 31, 2011, one of the Company’s senior secured loans outstanding at December 31, 2011 in the amount of $4,139,000 was converted to a subordinated note in a non-cash exchange.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	December 31, 2011		December 31, 2010
Cost:
Senior secured loans	$14,832,853	7.7%	$19,468,293	13.4%
Subordinated notes	155,252,227	80.6	104,864,032	72.2
Equity	17,890,911	9.3	17,452,154	12.0
Warrants	4,563,940	2.4	3,521,962	2.4

Total	$192,539,931	100.0%	$145,306,441	100.0%

Fair value:
Senior secured loans	$14,991,962	7.3%	$16,302,829	11.6%
Subordinated notes	157,098,414	76.7	106,323,193	75.2
Equity	18,852,261	9.3	13,622,546	9.6
Warrants	13,802,735	6.7	5,092,910	3.6

Total	$204,745,372	100.0%	$141,341,478	100.0%

All investments made by the Company as of December 31, 2011 and 2010 were made in portfolio companies located in the United States. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	December 31, 2011		December 31, 2010
Cost:
Midwest	$66,462,930	34.5%	$40,796,916	28.1%
Southwest	32,412,934	16.8	30,239,168	20.8
Northeast	28,486,629	14.8	29,452,499	20.3
Southeast	36,154,165	18.8	26,467,585	18.2
West	29,023,273	15.1	18,350,273	12.6

Total	$192,539,931	100.0%	$145,306,441	100.0%

Fair value:
Midwest	$68,460,815	33.4%	$43,401,076	30.7%
Southwest	41,605,896	20.3	34,914,855	24.7
Northeast	27,768,702	13.6	21,805,502	15.4
Southeast	36,166,177	17.7	26,809,225	19.0
West	30,743,782	15.0	14,410,820	10.2

Total	$204,745,372	100.0%	$141,341,478	100.0%

At December 31, 2011, the Company had one portfolio company investment that represented more than 10% of the total investment portfolio. Such investment represented 14.0% of the fair value of the portfolio and 10.3% of cost as of December 31, 2011. At December 31, 2010, the Company had two portfolio company investments that each represented more than 10% of the total investment portfolio. Such investments represented 24.8% of the fair value of the portfolio and 21.1% of cost as of December 31, 2010.

As of December 31, 2011, there were no investments on non-accrual status. As of December 31, 2010, there was one investment on non-accrual status that comprised 0.0% of the total portfolio on a fair value basis, and

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

5.5% of the total portfolio on a cost basis. The investment on non-accrual status at December 31, 2010 was written off in the first quarter of 2011.

Note 4. Fair Value Measurements

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. Because the Company’s portfolio investments generally do not have readily ascertainable market values, the Company values its portfolio investments at fair value, as determined in good faith by the Board of Directors (“Board”), based on the input of the Company’s investment advisor, the audit committee and an independent valuation firm, and under a valuation policy and a consistently applied valuation process.

Portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Investments whose values are based on unadjusted, quoted prices for identical assets in an active market as of the measurement date.

Level 2 — Investments whose values are based on quoted prices for similar assets in markets that are not active or model inputs that are observable, either directly or indirectly, for substantially the full term of the investment.

Level 3 — Investments whose values are based on inputs that are both unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Accordingly, the degree of judgment exercised by the Company’s board of directors in determining fair value is greatest for investments classified as Level 3. As of December 31, 2011 and 2010, all of the Company’s portfolio company investments are classified as Level 3. The fair value of the Company’s total portfolio investments at December 31, 2011 and 2010 was $204,745,372 and $141,341,478, respectively.

With respect to investments for which market quotations are not readily available, the Company’s board of directors undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Company’s investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee;

•

the board of directors also engages one or more independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. As of December 31, 2011, the Board consulted with the independent valuation firm in arriving at the Company’s determination of fair value on 10 of its portfolio company investments representing 51.3% of the total portfolio investments at fair value. As of December 31, 2010, the Fund’s previous general partner consulted with the independent valuation firm in arriving at the Company’s board of director’s determination of fair value on 16 of its portfolio company investments representing 100.0% of the total portfolio investments at fair value.

•

the audit committee of the board of directors reviews the preliminary valuations of the investment advisor and of the independent valuation firms and responds and supplements the valuation recommendations to reflect any comments; and

•

the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the investment advisor, the independent valuation firms and the audit committee.

In making the good faith determination of the value of portfolio investments, the Company starts with the cost basis of the security, which includes the amortized original issue discount and payment-in-kind interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. The Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, the Company prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Company considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, estimated remaining life, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

For the Company’s Control investments, the Company determines the fair value of debt and equity investments using a combination of market and income approaches. The valuation approaches for the Company’s Control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

For the Company’s Affiliate or Non-Control/Non-Affiliate equity investments, the Company uses a combination of market and income approaches as described above to determine the fair value.

For Affiliate or Non-Control/Non-Affiliate debt investments, the Company generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, the Board’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

Financial instruments classified as Level 3 in the fair value hierarchy represent the Company’s investments in portfolio companies, see the consolidated schedules of investments for further description. The following table presents a reconciliation of activity for the Level 3 financial instruments:

	Senior Secured Loans	Subordinated Notes	Equity	Warrants	Total
Balance, December 31, 2009	$14,801,858	$89,203,733	$17,690,221	$1,204,444	$122,900,256
Realized loss on investments	(3,853,000)	—	(5,307)	—	(3,858,307)
Net change in unrealized appreciation (depreciation) on investments	2,131,193	870,916	(6,218,192)	3,138,466	(77,617)
Purchases of investment securities	3,950,000	25,473,471	1,505,307	750,000	31,678,778
Repayments of investments receive	(900,000)	(13,412,240)	—	—	(14,312,240)
Interest and dividend income paid-in-kind	—	3,874,998	522,723	—	4,397,721
Accretion of original issue discount	172,778	312,315	127,794	—	612,887

Balance, December 31, 2010	16,302,829	106,323,193	13,622,546	5,092,910	141,341,478

Realized loss on investments	(4,382,300)	—	(6,627,973)	(1,307,456)	(12,317,729)
Net change in unrealized appreciation (depreciation) on investments	3,281,293	430,306	4,790,959	7,667,846	16,170,404
Purchases of investment securities	4,822,860	64,237,097	6,560,288	2,349,435	77,969,680
Repayments of investments received	(917,700)	(22,332,630)	—	—	(23,250,330)
Non-cash conversion of security types	(4,139,000)	4,139,000	—	—	—
Interest and dividend income paid-in-kind	—	3,965,841	518,538	—	4,484,379
Loan origination fees received	(49,000)	(318,875)	(15,000)	—	(382,875)
Accretion of origination fees	8,392	9,779	329	—	18,500
Accretion of original issue discount	64,588	644,703	2,574	—	711,865

Balance, December 31, 2011	$14,991,962	$157,098,414	$18,852,261	$13,802,735	$204,745,372

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations attributable to Level 3 investments still held at December 31, 2011 and 2010, was $4,905,287 and $(3,930,617), respectively.

The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized at the beginning of the quarterly reporting period of the event or change in circumstances that caused the transfer in accordance with the Company’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. There were no transfers among Levels 1, 2, and 3 during the years ended December 31, 2011 and December 31, 2010.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

Note 5. Related Party Transactions

Prior management agreement: Prior to the consummation of the Formation Transactions, the Fund had entered into a management agreement with Fidus Capital, LLC, the predecessor of the Company’s investment advisor, to manage the day-to-day operational and investment activities of the Fund. The Fund paid Fidus Capital, LLC, each fiscal quarter in advance, 0.5% of the sum of (i) the Fund’s Regulatory Capital (as defined in the SBIC Act), (ii) any Permitted Distribution as defined by the previous partnership agreement, and (iii) an assumed two tiers (two times) of outstanding SBA debenture leverage on the sum of clauses (i) and (ii) up to the maximum amount as determined by the SBA, currently $150.0 million. Under the previous agreement, gross management fees for the year ended December 31, 2011 were $1,958,755 and were partially offset by the management fee offset (transaction fees received in connection with the Fund’s investments) of $430,208. Gross management fees under the previous management agreement for the years ended December 31, 2010 and 2009 totaled $4,144,546 and $4,084,496 and were partially offset by the management fee offset of $708,427 and $1,115,066, respectively.

New management and incentive fee agreement: Concurrent with the Formation Transactions, the Company entered into the Investment Advisory Agreement with the Investment Advisor. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Company’s board of directors, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. However, for services rendered prior to the Company’s first full quarter of operations, the base management fee is payable monthly in arrears. For services rendered after such time, the base management fee is payable quarterly in arrears. Up to and including the first full calendar quarter of the Company’s operations, the base management fee is calculated based on the initial value of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the closing of the Formation Transactions. The base management fee under the Investment Advisory Agreement for the year ended December 31, 2011 totaled $1,653,349.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never actually receives.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The Investment Advisor waived the income incentive fee of $82,512 for the period June 21, 2011 through June 30, 2011. The income incentive fee expense for the year ended December 31, 2011 totaled $1,328,620.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee payable equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee payable for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. The Company will accrue the capital gains incentive fee if, on a cumulative basis, the sum of net

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The capital gains incentive fee accrued for the year ended December 31, 2011 totaled $280,488.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statement of operations.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by the Company’s board of directors or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Company’s directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: The Company has also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides it clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance. Under the Administration Agreement, administrative expenses for services provided for the year ended December 31, 2011 totaled $449,217.

Note 6. Debt

Credit facility: The Fund previously had a $5,000,000 unsecured line of credit with American Bank & Trust. On June 27, 2011, the Fund repaid the line of credit in full and terminated the agreement. Interest accrued monthly at an annual rate of 6%. There were no principal borrowings outstanding on the unsecured line of credit as of December 31, 2010. For the years ended December 31, 2011, 2010 and 2009, interest and fee amortization expense on the unsecured line of credit included in interest expense on the consolidated statement of operations amounted to $39,572, $23,792 and $51,667, respectively.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. The SBA made an initial commitment to issue $100,000,000 in the form of debenture securities to the Company on or before September 30, 2012, and during 2010 made a commitment to issue an additional $30,000,000 on or before September 30, 2014. Unused commitments at December 31, 2011 and 2010 were $26,000,000 and $36,500,000, respectively. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2011 and December 31, 2010, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date(1)	Maturity Date	Fixed Interest Rate	December 31, 2011	December 31, 2010
3/26/2008	3/1/2018	6.188%	$24,750,000	$24,750,000
9/24/2008	9/1/2018	6.442	11,950,000	11,950,000
3/25/2009	3/1/2019	5.337	19,750,000	19,750,000
9/23/2009	9/1/2019	4.950	10,000,000	10,000,000
3/24/2010	3/1/2020	4.825	13,000,000	13,000,000
9/22/2010	9/1/2020	3.932	12,500,000	12,500,000
3/29/2011	3/1/2021	4.801	1,550,000	1,550,000
9/21/2011	9/1/2021	3.594	3,250,000	—
3/21/2012	3/1/2022	(2)	7,250,000	—

			$104,000,000	$93,500,000

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures drawn during the reporting periods may not be pooled until the subsequent pooling date.
(2)	These debentures will pool in March 2012 at which time the current short-term interest rate will reset to a higher long-term fixed interest rate.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the years ended December 31, 2011, 2010 and 2009, interest and fee amortization expense on outstanding SBA debentures amounted to $5,448,068, $4,937,773 and $3,636,399, respectively. As of December 31, 2011 and 2010, accrued interest payable totaled $1,718,989 and $1,638,862, respectively. The weighted average fixed interest rate for all SBA debentures as of December 31, 2011 and 2010 was 5.1% and 5.3%, respectively.

Deferred financing costs as of December 31, 2011 and December 31, 2010, are as follows:

	December 31, 2011	December 31, 2010
SBA debenture commitment fees	$1,300,000	$1,300,000
SBA debenture leverage fees	2,522,000	2,267,375
Line of credit fees	—	40,000

Subtotal	3,822,000	3,607,375
Accumulated amortization	(1,134,767)	(812,118)

Net deferred financing costs	$2,687,233	$2,795,257

Note 7. Commitments and Contingencies

Commitments: As of December 31, 2011, the Company had no off-balance sheet arrangements or unfunded commitments. At December 31, 2010, the Company had one outstanding revolver commitment to a portfolio company for $500,000, all of which was unfunded. Such commitments involve elements of credit risk in excess of the amounts recognized in the consolidated statements of assets and liabilities.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,				May 1, 2007 (Inception) Through December 31, 2007(1)*
	2011	2010(1)	2009(1)	2008(1)
					(Unaudited)

Per share data:

Net asset value at beginning of period(2)	$13.33	N/A	N/A	N/A	N/A
Net investment income	1.22	N/A	N/A	N/A	N/A
Net realized loss on investments	(1.31)	N/A	N/A	N/A	N/A
Net unrealized appreciation on investments	1.72	N/A	N/A	N/A	N/A

Total increase from investment operations	1.63	N/A	N/A	N/A	N/A
Capital contributions from partners	0.74	N/A	N/A	N/A	N/A
Capital distributions to partners	(0.16)	N/A	N/A	N/A	N/A
Dividends to stockholders	(0.64)	N/A	N/A	N/A	N/A

Net asset value at end of period	$14.90	N/A	N/A	N/A	N/A

Market value at end of period	$12.97	N/A	N/A	N/A	N/A

Shares outstanding at end of period	9,427,021	N/A	N/A	N/A	N/A
Weighted average shares outstanding during the period (2)	9,427,021	N/A	N/A	N/A	N/A

Ratios to average net assets:
Expenses other than incentive fee	7.5%	20.1%	16.3%	21.1%	40.0%
Incentive fee(3)	1.2%	N/A	N/A	N/A	N/A

Total expenses	8.7%	20.1%	16.3%	21.1%	40.0%
Net investment income	8.5%	18.5%	15.0%	7.4%	(20.7)%
Total return(4)	(9.3)%	10.1%	(4.1)%	4.5%	(20.7)%
Net assets at end of period	$140,482,145	$52,004,664	$48,480,951	$32,573,076	$19,951,653
Average debt outstanding	$97,050,000	$89,760,000	$61,050,000	$32,060,000	$8,190,000
Average debt per share(2)	$10.29	N/A	N/A	N/A	N/A
Portfolio turnover ratio	14.0%	11.2%	0.0%	3.8%	0.0%

*	Annualized for a period less than one year.
(1)

Per share data and shares outstanding at end of period for the years ended December 31, 2010, 2009, 2008 and the period May 1, 2007 (Inception) through December 31, 2007 are not presented as there were no shares of the Company outstanding during the period. The ratios to average net assets and total return represent the amounts for the limited partners only.
(2)	Net asset value per share as of January 1, 2011, weighted average shares outstanding and average debt per share for the year ended December 31, 2011 are presented as if the Offering (including the over-allotment) and Formation Transactions had occurred on January 1, 2011. See Note 2 for a further description of the basis of presentation of the Company’s consolidated financial statements.
(3)	The Investment Advisor voluntarily waived $82,512 of incentive fees for the period June 21, 2011 through June 30, 2011. Incentive fee for the period July 1, 2011 through December 31, 2011 is not annualized.
(4)	The total return for the year ended December 31, 2011 equals the change in the ended market value of the Company’s common stock from the Offering price of $15.00 per share plus dividends paid per share during the period, divided by the Offering price and is not annualized. Total return for the years ended December 31, 2010 and 2009 equals the net increase (decrease) in net asset resulting from operations during the period divided by average net assets.

Note 9. Dividends

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution during the year ended December 31, 2011.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
7/28/2011	9/12/2011	9/26/2011	$0.32	$3,016,646	—	$—
11/2/2011	12/6/2011	12/20/2011	0.32	3,016,647	—	—

			$0.64	$6,033,293	—	$—

For the year ended December 31, 2011, $1,315,510 of the total $6,033,293 paid to stockholders represented DRIP participation. During this period, the Company satisfied the DRIP participation requirements with the purchase of 101,584 shares of common stock in the open market at an average price of $12.95 per share.

Note 10. Income Taxes

The Company plans to elect to be treated for federal income tax purposes as a RIC beginning as of June 20, 2011, the date of the Company’s Offering and Formation Transactions. As a RIC, the Company generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends. The Company must generally distribute at least 90% of its investment company taxable income to obtain and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of the filing of the federal income tax return for the prior year or the 15th day of the 9th month following the prior tax year. Any such taxable income, however, generally will be subject to a 4% federal excise tax. The Company has accrued $24,108 in estimated excise taxes as of December 31, 2011.

The Taxable Subsidiaries hold certain portfolio investments for the Company. The Taxable Subsidiaries are consolidated for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in the Company’s consolidated financial statements. The principal purpose of the Taxable Subsidiaries are to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal income tax purposes in order to comply with the “source-of-income” requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated for federal income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in the Company’s Consolidated Statement of Operations.

Listed below is a reconciliation of “Net Increase in Net Assets Resulting From Operations” to taxable income and to total distributions declared to common stockholders for the year ended December 31, 2011.

2011 (estimated)(1)
Net increase in net assets resulting from operations	$15,385,613
Earnings prior to Formation Transactions	(7,527,828)
Net change in unrealized appreciation on investments	(5,784,743)
Permanent book income and tax income difference	24,108
Temporary book income and tax income differences	(61,807)
Net realized losses	4,382,300

Taxable income	6,417,643
Ordinary taxable income earned in current period and carried forward for distribution	(384,350)

Total distributions to common stockholders	$6,033,293

(1)	The Company’s taxable income for 2011 is an estimate and will not be finally determined until the Company files its 2011 federal income tax return in 2012. Therefore, the Company’s actual taxable income, and the Company’s actual taxable income that was earned in 2011 and carried forward for distribution in 2012, may be different than this estimate.

For tax purposes, the 2011 dividends distributed to stockholders were ordinary income. The Company estimates that it generated undistributed taxable income of approximately $384,350, or $0.04 per share, during 2011 that will be carried forward toward distributions paid in 2012. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum federal income tax rate on dividend income from certain domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations (which the Company did not receive during the 2011 year).

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) were as follows:

December 31, 2011
Undistributed ordinary income	$384,350
Unrealized appreciation (1)	5,784,743
Permanent book/tax differences	(24,108)
Temporary book/tax differences	61,807
Capital loss carry forward	(4,382,300)

Total	$1,824,492

(1)	In addition, there is unrealized appreciation of $6,420,688 included in additional paid in capital that was recognized prior to the Formation Transactions.

Note 11. Selected Quarterly Financial Data (unaudited)

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total investment income	$4,793,763	$5,319,287	$5,950,221	$7,323,326
Net investment income	2,330,230	3,159,929	2,654,716	3,388,063
Net increase in net assets from operations	3,343,148	4,597,242	3,145,552	4,299,671
Net investment income per share (1)	0.25	0.33	0.28	0.36
Net increase in net assets from operations per share (1)	0.35	0.49	0.33	0.46
Net asset value per share at end of period (1)	14.42	14.75	14.77	14.90

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Total investment income	$4,221,916	$4,615,744	$4,332,329	$4,814,769
Net investment income	2,325,450	1,969,840	2,020,193	2,644,154
Net increase in net assets from operations	(3,421,017)	(1,739,306)	3,670,575	6,513,461
Net investment income per share	n/a	n/a	n/a	n/a
Net increase in net assets from operations per share	n/a	n/a	n/a	n/a
Net asset value per share at end of period	n/a	n/a	n/a	n/a

(1)	Per share amounts are presented as if the Offering (including the over-allotment) and Formation Transactions had occurred on January 1, 2011. See Note 2 for a further description of the basis of presentation of the Company’s consolidated financial statements.

Note 12. Consolidated Schedule of Investments In and Advances To Affiliates

Portfolio Company/Type of Investments (1)	Interest, Fees and Dividends Credited to Income (2)	December 31, 2010 Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2011 Fair Value

Control Investments

Connect-Air International, Inc.
Subordinated Note	$596,563	$4,314,967	$115,464	$4,430,431	$—
Preferred Interest	425,012	4,643,026	425,012	5,068,038	—

Sub Total	1,021,575	8,957,993	540,476	9,498,469	—

Worldwide Express Operations, LLC
Subordinated Note	1,193,692	8,348,609	482,243	147,711	8,683,141
Subordinated Note	1,554,181	9,757,159	1,554,181	110,519	11,200,821
Warrant	—	2,022,010	5,364,090	—	7,386,100
Common Units	—	333,631	995,269	—	1,328,900

Sub Total	2,747,873	20,461,409	8,395,783	258,230	28,598,962

Total Control Investments	$3,769,448	$29,419,402	$8,936,259	$9,756,699	$28,598,962

Affiliate Investments

Avrio Technology Group, LLC
Subordinated Note	$1,339,431	$8,124,876	$436,042	$499,318	$8,061,600
Common Units	—	1,000,000	—	627,800	372,200

Sub Total	1,339,431	9,124,876	436,042	1,127,118	8,433,800

Malabar International
Subordinated Note	154,382	—	4,827,896	—	4,827,896
Preferred Equity	43,480	—	1,985,329	—	1,985,329

Sub Total	197,862	—	6,813,225	—	6,813,225

Medsurant Holdings, LLC
Subordinated Note	589,497	—	7,250,000	—	7,250,000
Preferred Units	—	—	500,000	—	500,000
Warrant	—	—	1,989,900	—	1,989,900

Sub Total	589,497	—	9,739,900	—	9,739,900

Paramount Building Solutions, LLC
Subordinated Note	990,480	6,052,974	247,620	59,931	6,240,663
Common Units	—	3,887,000	—	2,141,600	1,745,400

Sub Total	990,480	9,939,974	247,620	2,201,531	7,986,063

Trantech Radiator Products, Inc.
Subordinated Note	335,055	—	8,981,055	—	8,981,055
Common Shares	—	—	687,500	—	687,500

Sub Total	335,055	—	9,668,555	—	9,668,555

Westminster Cracker Company, Inc.
Subordinated Note	1,259,162	6,795,470	279,813	173,583	6,901,700
Common Units	—	1,000,000	208,197	693,197	515,000

Sub Total	1,259,162	7,795,470	488,010	866,780	7,416,700

Total Affiliate Investments	$4,711,487	$26,860,320	$27,393,352	$4,195,429	$50,058,243

(1)	The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the consolidated schedule of investments.
(2)	Represents the total amount of interest, fees or dividends included in income for the portion of the year an investment was included in Control or Affiliate categories, respectively. Investments are classified as Control or Affiliate investments based upon their applicable designation as of December 31, 2011.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments, accrued payment-in-kind interest or dividends, and accretion of original issue discounts and origination fees. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Note 13. Subsequent Events

On January 6, 2012, the Company issued an additional $3,500,000 in SBA debentures.

On January 24, 2012, the Company invested $6,500,000 of subordinated debt in FutureTech Holding Company, a provider of information technology (“IT”) and IT enabled service solutions.

On January 25, 2012, the Company received a commitment from the SBA to issue an additional $20,000,000 in SBA debentures on or before September 30, 2016 and on February 14, 2012, the Company paid $200,000 in related commitment fees.

On February 10, 2012, our board of directors declared a quarterly dividend of $0.34 per share payable on March 28, 2012 to stockholders of record as of March 14, 2012.

On March 5, 2012, the Company issued an additional $11,500,000 in SBA debentures.

On March 5, 2012, the Company invested $10,000,000 of senior debt with warrants in United Biologics, LLC, a provider of allergy testing and immunotherapy services.

Shares

Common Stock

PROSPECTUS SUPPLEMENT

Joint Bookrunning Managers

RAYMOND JAMES

BAIRD

Co-Lead Managers

BB&T Capital Markets

Oppenheimer & Co.

September     , 2012